      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 1, 1998


                                        REGISTRATION FILE NOS. 33-42133/811-4460
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------
                                    FORM S-6
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                        POST-EFFECTIVE AMENDMENT NO. 11

                             ---------------------
               PROVIDENT MUTUAL VARIABLE GROWTH SEPARATE ACCOUNT
            PROVIDENT MUTUAL VARIABLE MONEY MARKET SEPARATE ACCOUNT
                PROVIDENT MUTUAL VARIABLE BOND SEPARATE ACCOUNT
               PROVIDENT MUTUAL VARIABLE MANAGED SEPARATE ACCOUNT
          PROVIDENT MUTUAL VARIABLE ZERO COUPON BOND SEPARATE ACCOUNT
          PROVIDENT MUTUAL VARIABLE AGGRESSIVE GROWTH SEPARATE ACCOUNT
            PROVIDENT MUTUAL VARIABLE INTERNATIONAL SEPARATE ACCOUNT
                   PROVIDENT MUTUAL VARIABLE SEPARATE ACCOUNT
                             (EXACT NAME OF TRUST)

                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)


                         ADAM SCARAMELLA, ESQ., COUNSEL

                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                              1050 WESTLAKES DRIVE
                                BERWYN, PA 19312
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)
                                   COPIES TO:
                             STEPHEN E. ROTH, ESQ.
                      SUTHERLAND, ASBILL & BRENNAN, L.L.P.
                         1275 PENNSYLVANIA AVENUE, N.W.
                              WASHINGTON, DC 20004

     It is proposed that this filing will become effective (check appropriate box)

           [ ] immediately upon filing pursuant to paragraph (b)


           [X] on May 1, 1998 pursuant to paragraph (b)


           [ ] 60 days after filing pursuant to paragraph (a)


           [ ] on (date) pursuant to paragraph (a) of rule 485



                     Title of Securities Being Registered:


   Interests in Flexible Premium Adjustable Variable Life Insurance Policies

================================================================================

                CROSS REFERENCE TO ITEMS REQUIRED BY FORM N-8B-2


      N-8B-2
       ITEM                               CAPTION IN PROSPECTUS
      ------                              ---------------------
 1                     Cover Page
 2                     Cover Page
 3                     Not Applicable
 4                     Distribution of Policies
 5                     The Separate Accounts
 6(a)                  The Separate Accounts
 6(b)                  Not Applicable
 9                     Legal Proceedings
10(a) and (b)          Not Applicable
10(c) and (d)          Death Benefit; Transfer; Loan Privileges; Surrender; Partial
                       Withdrawal of Net Cash Surrender Value; Free-Look
                       Privileges; Special Transfer and Conversion Rights;
                       Accelerated Death Benefit
10(e)                  Payment and Allocation of Premiums; Accelerated Death
                       Benefit
10(f), (g), and (h)    Voting Rights, Changes in Applicable Law, Funding and
                       Otherwise
10(i)                  Other Policy Provisions
11                     Provident Mutual Life Insurance Company; The Separate
                       Accounts; The Funds; The Stripped ("Zero") U.S. Treasury
                       Securities Fund, Provident Mutual Series A
12                     The Separate Accounts; The Funds; The Stripped ("Zero") U.S.
                       Treasury Securities Fund, Provident Mutual Series A;
                       Distribution of Policies
13(a), (b), and (c)    Payment and Allocation of Premiums; Charges and Deductions;
                       Accelerated Death Benefit
13(d), (e), (f) and    Not Applicable
  (g)
13(h)                  Charges Against the Separate Accounts
14                     Payment and Allocation of Premiums; Distribution of
                       Policies; Accelerated Death Benefit
15                     Payment and Allocation of Premiums
16                     The Separate Accounts; The Market Street Fund, Inc.; The
                       Stripped ("Zero") U.S. Treasury Securities Fund, Provident
                       Mutual Series A
17                     See items 10(c), (d), and (e)
18(a), (b), and (c)    The Separate Accounts; Death Benefit; Policy Account Value
18(d)                  Not Applicable
19                     Policy Reports
20                     Not Applicable
21(a) and (b)          Loan Privileges; Accelerated Death Benefit
21(c)                  Not Applicable
23                     Officers and Directors of PMLIC
24                     Not Applicable
25                     PMLIC
26                     See Item 13(a), (b), and (c)
27                     Provident Mutual Life Insurance Company

       N-8B-2
        ITEM                                   CAPTION IN PROSPECTUS
--------------------    -------------------------------------------------------------------
28                      Officers and Directors of PMLIC
29                      Provident Mutual Life Insurance Company
30                      Not Applicable
31                      Not Applicable
32                      Not Applicable
33(a)                   Not Applicable
33(b)                   Distribution of Policies
34                      Not Applicable
35                      Provident Mutual Life Insurance Company; State Regulation;
                        Accelerated Death Benefit
36                      Not Applicable
37                      Not Applicable
38                      Distribution of Policies
39                      Distribution of Policies
40(a)                   Distribution of Policies
40(b)                   The Funds; Distribution of Policies; July Supplement
41                      Distribution of Policies
42                      Not Applicable
43                      Not Applicable
44(a)                   Death Benefit; Policy Account Value; Accelerated Death Benefit
44(b) and (c)           Not Applicable
45                      Not Applicable
46(a)                   Death Benefit; Policy Account Value; Accelerated Death Benefit
46(b)                   Not Applicable
47                      Not Applicable
48                      Not Applicable
49                      Not Applicable
50                      The Separate Accounts; July Supplement
51                      Not Applicable
52(a), (b), and(c)      Voting Rights, Changes in Applicable Law, Funding and Otherwise
52(d)                   Not Applicable
53(a)                   Federal Income Tax Considerations
53(b)                   Not Applicable
54                      Not Applicable
55                      Not Applicable

(ART)

                       PROSPECTUS
                       FOR
                       FLEXIBLE PREMIUM
                       ADJUSTABLE VARIABLE
                       LIFE INSURANCE
                       ISSUED BY
                       PROVIDENT MUTUAL
                       LIFE INSURANCE COMPANY

                       OPTIONSPLUS

                       FORM 15939 5.98

[PROVIDENT MUTUAL LOGO]
                                                                      PROSPECTUS
--------------------------------------------------------------------------------
           FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE POLICY
                                   ISSUED BY
                    PROVIDENT MUTUAL LIFE INSURANCE COMPANY
                1050 WESTLAKES DRIVE, BERWYN, PENNSYLVANIA 19312
                           TELEPHONE: (610) 407-1717
--------------------------------------------------------------------------------

    This Prospectus describes a flexible premium adjustable variable life insurance policy (the "Policy") offered by Provident Mutual Life Insurance Company ("PMLIC"). The Policy has an insurance component and an investment component. The primary intended purpose of the Policy is to provide insurance coverage until the Insured's Attained Age 100. It is designed to provide considerable flexibility in connection with premium payments, investment options, and death benefits. It does so by giving the Policyowner ("Owner") the right to vary the frequency and amount of premium payments (after the initial premium), to allocate Net Premiums among investment alternatives with different investment objectives and to increase or decrease the Death Benefit payable under the Policy.


    After certain deductions are made, Net Premiums are allocated to one or more of the Separate Accounts, or the Guaranteed Account (which is part of PMLIC's General Account and pays interest at declared rates guaranteed to equal or exceed 4%) or both. The eight Separate Accounts presently available are: the Provident Mutual Variable Growth Separate Account, the Provident Mutual Variable Money Market Separate Account; the Provident Mutual Variable Bond Separate Account, the Provident Mutual Variable Managed Separate Account; the Provident Mutual Variable Zero Coupon Bond Separate Account, the Provident Mutual Variable Aggressive Growth Separate Account, the Provident Mutual Variable International Separate Account and the Provident Mutual Variable Separate Account (collectively, "Separate Accounts"). The Growth, Money Market, Bond, Managed, Aggressive Growth and International Separate Accounts invest in shares of a designated corresponding mutual fund portfolio. Each portfolio is a part of The Market Street Fund, Inc. ("MS Fund"). The Zero Coupon Bond Separate Account has one Sub-Account, the assets of which are used to purchase units of a corresponding series of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A ("Zero Coupon Trust" or "Trust"). The Provident Mutual Variable Separate Account has twenty-two Subaccounts, the assets of which are used to purchase shares of a designated corresponding mutual fund portfolio (each, along with the portfolios of the MS Fund, a "Portfolio") that is part of one of the following funds: The Alger American Fund; Neuberger & Berman Advisers Management Trust; American Century Variable Portfolios, Inc.; Variable Insurance Products Fund; Variable Insurance Products Fund II; Van Eck Worldwide Insurance Trust and the MS Fund (the "Funds").


    The portion of the Policy Account Value in the Separate Accounts will vary with the investment experience of the corresponding portfolios or series of the Trust. The Owner bears the entire investment risk for all amounts allocated to the Separate Accounts; there is no guaranteed minimum account value for the Separate Accounts.

    The accompanying Prospectuses for the Funds and for the Zero Coupon Trust describe the investment objectives and the attendant risks of the Portfolios and of the Trust.

    The Policy Account Value will reflect the Monthly Deductions and certain other fees and charges such as the Mortality and Expense Risk Charge and, for the Zero Coupon Bond Separate Account, the transaction charge. Also, a surrender charge may be imposed if, during the first 10 Policy Years or within 10 years after a Face Amount increase, the Policy lapses or if the Owner effects a decrease in Face Amount. Generally, during the first two Policy Years the Policy will remain in force as long as the Minimum Guarantee Premium is paid or the Net Cash Surrender Value is sufficient to pay certain monthly charges imposed in connection with the Policy. After the second Policy Year, whether the policy remains in force depends upon whether the Net Cash Surrender Value is sufficient to pay the monthly charges under the Policy.

    It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional protection if the purchaser already owns an adjustable variable life insurance policy.
                            ------------------------

THIS PROSPECTUS MUST BE ACCOMPANIED OR PRECEDED BY CURRENT PROSPECTUSES FOR THE FUNDS LISTED ABOVE.
                            ------------------------

PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.
                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------


                          Prospectus dated May 1, 1998

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Definitions.................................................     1
Summary Description of the Policy...........................     4
     The Policy Offered.....................................     4
     Availability of Policy.................................     5
     The Death Benefit......................................     5
     Flexibility to Adjust Amount of Death Benefit..........     5
     Policy Account Value...................................     5
     Allocation of Net Premiums.............................     6
     Transfers..............................................     6
     Free-Look Privilege....................................     6
     Charges Assessed in Connection with the Policy.........     7
          Premium Expense Charge............................     7
          Monthly Deductions................................     7
          Surrender Charge and Additional Surrender
          Charge............................................     7
          Face Amount Increase Charge.......................     8
          Transfer Charge...................................     8
          Partial Withdrawal Charge.........................     8
          Daily Charges Against the Separate Accounts.......     8
          Table of Fund Fees and Expenses...................     8
     Policy Lapse and Reinstatement.........................    10
     Loan Privilege.........................................    11
     Partial Withdrawal of Net Cash Surrender Value.........    11
     Surrender of the Policy................................    11
     Accelerated Death Benefit..............................    11
     Tax Treatment..........................................    11
     Unisex Policies........................................    12
     Illustrations of Death Benefits, Policy Account Value
      and Net Cash Surrender Value..........................    12
Provident Mutual Life Insurance Company, The Separate
  Accounts, The Funds and The Stripped
  ("Zero") U.S. Treasury Securities Fund, Provident Mutual
  Series A..................................................    12
     Provident Mutual Life Insurance Company................    12
     The Separate Accounts..................................    13
     The Market Street Fund, Inc............................    13
     The Stripped ("Zero") U.S. Treasury Securities Fund,
      Provident Mutual Series A.............................    16
     The Alger American Fund................................    17
     Variable Insurance Products Fund and Variable Insurance
      Products Fund II......................................    17
          VIP Fund..........................................    18
          VIP Fund II.......................................    18
     Neuberger & Berman Advisers Management Trust...........    20
     Van Eck Worldwide Insurance Trust......................    21
     Termination of Participation Agreements................    22
     Resolving Material Conflicts...........................    23
     The Guaranteed Account.................................    23
Detailed Description of Policy Provisions...................    23
     Death Benefit..........................................    23
          General...........................................    23
          Death Benefit Options.............................    24
               Option A.....................................    24
               Option B.....................................    24
          Which Death Benefit Option to Choose..............    25
          Change in Death Benefit Option....................    25
          How the Death Benefit May Vary....................    25
     Ability to Adjust Face Amount..........................    26
          Increase..........................................    26
          Decrease..........................................    26

                                                              PAGE
                                                              ----
     Changes Affecting the Death Benefit....................    27
     How the Duration of the Policy May Vary................    27
     Policy Account Value...................................    27
          Calculation of Policy Account Value...............    28
          Determination of Number of Units for the Separate
          Accounts..........................................    28
          Determination of Unit Value.......................    28
          Net Investment Factor.............................    28
     Payment and Allocation of Premiums.....................    28
          Issuance of a Policy..............................    28
          Amount and Timing of Premiums.....................    29
          Premium Limitations...............................    29
          Allocation of Net Premiums........................    30
          Transfers.........................................    30
          Policy Lapse......................................    30
          Reinstatement.....................................    31
Charges and Deductions......................................    31
     Premium Expense Charge.................................    31
          Premium Tax Charge................................    31
          Percent of Premium Sales Charge...................    31
     Surrender Charges......................................    31
          Deferred Administrative Charge....................    32
          Deferred Sales Charge.............................    32
          Additional Surrender Charge.......................    32
          Surrender Charge Upon Decrease in Face Amount.....    33
          Allocation of Surrender Charges...................    33
     Monthly Deductions.....................................    33
          Cost of Insurance.................................    33
               Cost of Insurance Rate.......................    33
               Premium Class................................    34
          Administrative Charges............................    34
               Initial Administrative Charge................    34
               Monthly Administrative Charge................    34
          Additional Benefit Charges........................    34
     Face Amount Increase Charge............................    34
     Partial Withdrawal Charge..............................    34
     Transfer Charge........................................    35
     Charges Against the Separate Accounts..................    35
          Mortality and Expense Risk Charge.................    35
          Asset Charge Against Zero Coupon Bond Separate
          Account...........................................    35
     Other Charges..........................................    35
Contract Rights.............................................    35
     Loan Privileges........................................    35
          General...........................................    35
          Interest Rate Charged.............................    36
          Allocation of Loans and Collateral................    36
          Interest Credited to Loan Account.................    36
          Effect of Policy Loan.............................    36
          Loan Repayments...................................    36
          Lapse With Loans Outstanding......................    36
          Tax Considerations................................    36
     Surrender Privilege....................................    37
     Partial Withdrawal of Net Cash Surrender Value.........    37
     Accelerated Death Benefit..............................    38
          Tax Consequences of the ADBR......................    39
          Amount of the Accelerated Death Benefit...........    39
          Conditions for Receipt of the Accelerated Death
          Benefit...........................................    39

                                                              PAGE
                                                              ----
          Operation of the ADBR.............................    39
          Effect on Existing Policy.........................    40
     Free-Look Privileges...................................    40
          Free-Look for Policy..............................    40
          Free-Look for Increase in Face Amount.............    40
     Special Transfer and Conversion Rights.................    40
          Transfer Right for Policy.........................    40
          Conversion Privilege for Increase in Face
          Amount............................................    40
          Transfer Right for Change in Investment Policy of
          Separate Account or Subaccount....................    41
          Telephone Transfers...............................    41
          Automatic Asset Rebalancing.......................    41
The Guaranteed Account......................................    41
     Minimum Guaranteed and Current Interest Rates..........    41
          Calculation of Guaranteed Account Value...........    42
     Transfers from Guaranteed Account......................    42
Other Policy Provisions.....................................    42
     Amount Payable on Final Policy Date....................    42
     Payment of Policy Benefits.............................    42
     The Contract...........................................    43
     Ownership..............................................    43
     Beneficiary............................................    43
     Change of Owner and Beneficiary........................    43
     Split Dollar Arrangements..............................    43
     Assignments............................................    44
     Misstatement of Age and Sex............................    44
     Suicide................................................    44
     Incontestability.......................................    44
     Dividends..............................................    44
     Settlement Options.....................................    44
Supplementary Benefits......................................    45
          Disability Waiver Benefit.........................    45
          Disability Waiver of Premium Benefit..............    45
          Change of Insured.................................    45
          Children's Term Rider.............................    45
          Convertible Term Life Insurance...................    45
          Final Policy Date Extension.......................    46
          Dollar Cost Averaging.............................    46
Federal Income Tax Considerations...........................    47
     Introduction...........................................    47
     Tax Status of the Policy...............................    47
     Tax Treatment of Policy Benefits.......................    48
          In General........................................    48
          Modified Endowment Contracts......................    48
          Distributions from Policies Classified as Modified
          Endowment Contracts...............................    48
          Distributions from Policies Not Classified as
          Modified Endowment Contracts......................    49
          Policy Loan Interest..............................    49
          Investment in the Policy..........................    49
          Multiple Policies.................................    50
          Other Tax Consequences............................    50
     Special Rules for Pension and Profit-Sharing Plans.....    50
     Possible Charge for PMLIC's Taxes......................    50
Policies Issued in Conjunction with Employee Benefit
  Plans.....................................................    51
Legal Developments Regarding Unisex Actuarial Tables........    51
Voting Rights...............................................    51
Changes in Applicable Law, Funding and Otherwise............    52
Officers and Directors of PMLIC.............................    53

                                                              PAGE
                                                              ----
Distribution of Policies....................................    54
Policy Reports..............................................    55
Preparing for Year 2000.....................................    55
State Regulation............................................    56
Legal Proceedings...........................................
Experts.....................................................    56
Legal Matters...............................................    56
Appendix A--Illustration of Death Benefits, Policy Account
  Values and Net Cash Surrender Values......................   A-1
Appendix B--Long Term Market Trends.........................   B-1
Financial Statements........................................   F-1


THE POLICY MAY NOT BE AVAILABLE IN ALL JURISDICTIONS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. IF GIVEN, SUCH INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED ON.

THE PRIMARY PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. NO CLAIM IS MADE THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

                                  DEFINITIONS

ADDITIONAL SURRENDER
CHARGE.....................   The separately determined deferred sales charge
                              deducted from the Policy Account Value upon surrender or lapse of the Policy within 10 years of the effective date of an increase in Face
                              Amount. A pro-rata Additional Surrender Charge will be deducted for a reduction in Face Amount within 10 years of the effective date of a Face
                              Amount increase. The Maximum Additional Surrender
                              Charge will be shown in the Policy Schedule Pages reflecting the Face Amount increase.

ATTAINED AGE...............   The Issue Age of the Insured plus the number of
                              full Policy Years since the Policy Date.

BENEFICIARY................   The person(s) or entity(ies) designated to receive
                              all or some of the Insurance Proceeds when the Insured dies. The Beneficiary is designated in the application or if subsequently changed, as shown in the latest change filed with PMLIC. If no Beneficiary survives and unless otherwise provided, the Insured's estate will be the Beneficiary.

CASH SURRENDER VALUE.......   The Policy Account Value minus any applicable
                              Surrender Charge or Additional Surrender Charge.

DEATH BENEFIT..............   Under Option A, the greater of the Face Amount or
                              a percentage of the Policy Account Value on the date of death; under Option B, the greater of the Face Amount plus the Policy Account Value on the date of death, or a percentage of the Policy
                              Account Value on the date of death. The Death
                              Benefit Option is selected at time of application but may be later changed.

DURATION...................   The number of full years the insurance has been in
                              force -- for the Initial Face Amount, measured from the Policy Date; for any increase in Face
                              Amount, measured from the effective date of such increase.

FACE AMOUNT................   The Initial Face Amount plus any increases in Face
                              Amount and minus any decreases in Face Amount.

FINAL POLICY DATE..........   The Policy Anniversary nearest Insured's Attained
                              Age 100 at which time the Policy Account Value, if any, (less any outstanding Policy loan and accrued interest) will be paid to the Owner if the Insured is living. The Policy will end on the Final Policy
                              Date.

GRACE PERIOD...............   The 61-day period allowed for payment of a premium
                              following the date PMLIC mails notice of the amount required to keep the Policy in force.


HOME OFFICE................   PMLIC's Home Office at 1050 Westlakes Drive,
                              Berwyn, PA 19312.


INITIAL FACE AMOUNT........   The Face Amount of the Policy on the Issue Date.
                              The Face Amount may be increased or decreased after issue.

INSURANCE PROCEEDS.........   The net amount to be paid to the Beneficiary when
                              the Insured dies.

INSURED....................   The person upon whose life the Policy is issued.

ISSUE AGE..................   The age of the Insured at his or her birthday
                              nearest the Policy Date. The Issue Age is stated in the Policy.

LOAN ACCOUNT...............   The account to which the collateral for the amount
                              of any Policy loan is transferred from the Separate Accounts and/or the Guaranteed Account.

MINIMUM ANNUAL PREMIUM.....   The annual amount which is used to determine the
                              Minimum Guarantee Premium. This amount is stated in each Policy.


MINIMUM FACE AMOUNT........   The Minimum Face Amount under current rules is
                              $100,000. The Minimum Face Amount is $50,000 for certain list bill cases.


MINIMUM GUARANTEE
PREMIUM....................   The Minimum Annual Premium multiplied by the
                              number of months since the Policy Date (including the current month) divided by 12.

MINIMUM INITIAL PREMIUM....   Equal to the Minimum Annual Premium multiplied by
                              the following factor for the specified premium mode at issue: annual -- 1.0; semi-annual -- 0.5;
                              quarterly -- 0.25; and monthly -- 0.167.

MONTHLY DEDUCTIONS.........   The amount deducted from the Policy Account Value
                              on each Policy Processing Day. It includes the Monthly Administrative Charge, the Monthly Cost of
                              Insurance Charge, and the monthly cost of any benefits provided by riders. The Monthly Deduction on the first 12 Policy Processing Days also includes an Initial Administrative Charge.

NET AMOUNT AT RISK.........   The amount by which the Death Benefit exceeds the
                              Policy Account Value.

NET CASH SURRENDER VALUE...   The Policy Account Value minus any applicable
                              contingent surrender charges, minus any
                              outstanding Policy loans and accrued interest.

NET PREMIUM................   The remainder of a premium after the deduction of
                              the Premium Expense Charge.

OWNER......................   The person(s) or entity(ies) entitled to exercise
                              the rights granted in the Policy.

PLANNED PERIODIC PREMIUM...   The premium amount which the Owner plans to pay at
                              the frequency selected. The Owner is entitled to receive a reminder notice and change the amount of the Planned Periodic Premium. The Owner is not required to pay the designated amount.

POLICY ACCOUNT VALUE.......   The sum of the Policy's values in the Separate
                              Accounts, the Guaranteed Account, and the Loan
                              Account.

POLICY ANNIVERSARY.........   The same day and month as the Policy Date in each
                              later year.

POLICY DATE................   The date set forth in the Policy that is used to
                              determine Policy Years and Policy Processing Days.
                              The Policy Date is generally the same as the Issue
                              Date but may be another date mutually agreed upon by PMLIC and the proposed Insured.

POLICY ISSUE DATE..........   The date on which the Policy is issued. It is used
                              to measure suicide and contestable periods.

POLICY PROCESSING DAY......   The day in each calendar month which is the same
                              day of the month as the Policy Date. The first
                              Policy Processing Day is the Policy Date.

POLICY YEAR................   A year that starts on the Policy Date or on a
                              Policy Anniversary.

PREMIUM CLASS..............   The classification of the Insured for cost of
                              insurance purposes. The classes are: standard;
                              nonsmoker; with extra rating; and nonsmoker with extra rating.

PREMIUM EXPENSE CHARGE.....   The amount deducted from a premium payment which
                              consists of the Premium Tax Charge and a Percent of Premium Sales Charge.

SURRENDER CHARGE...........   The amount deducted from the Policy Account Value
                              upon lapse or surrender of the Policy during the first 10 Policy Years. A pro-rata Surrender Charge will be deducted upon a decrease in the Initial
                              Face Amount during the first 10 Policy Years. The
                              Maximum Surrender Charge is shown in the Policy.
                              The Surrender Charge is determined separately from the Additional Surrender Charge.

VALUATION DAY..............   Each day that the New York Stock Exchange is open
                              for business and any other day on which there is a sufficient degree of trading with respect to a Separate Account's portfolio of securities to materially affect the value of that Separate
                              Account.

VALUATION PERIOD...........   The time between two successive Valuation Days.
                              Each Valuation Period includes a Valuation Day and any non-Valuation Day or consecutive non-Valuation
                              Days immediately preceding it.

                       SUMMARY DESCRIPTION OF THE POLICY

     The following summary of the Policy provisions should be read in conjunction with the detailed information appearing elsewhere in this Prospectus.

THE POLICY OFFERED

     The Flexible Premium Adjustable Variable Life Insurance Policy (the "Policy") offered by this Prospectus is issued by Provident Mutual Life Insurance Company ("PMLIC"). The Policy allows the Owner, subject to certain limitations, to make premium payments in any amount and at any frequency. As long as the Policy remains in force, it will provide for:

     (1) Life insurance coverage on the named Insured up to the Insured's Attained Age 100;

     (2) A Cash Surrender Value;

     (3) Surrender and withdrawal rights and Policy loan privileges; and

     (4) A variety of additional insurance benefits.

     The Policy described in this Prospectus is designed to provide insurance coverage to help lessen the economic loss resulting from the death of the Insured. It is not primarily offered as an investment. Life insurance is not a short-term investment. Prospective Owners should consider their need for insurance coverage and the Policy's long-term investment potential.

     The Policy is called "flexible premium" because there is no fixed schedule for premium payments, even though the Owner may establish a schedule of Planned Periodic Premiums. The Policy is described as "adjustable" because the Owner may, within limits, increase or decrease the Face Amount and may change the Death Benefit Option. The Policy is called "variable" because, unlike a fixed benefit whole life insurance policy, the Death Benefit under the Policy may, and its Account Value will, vary to reflect the investment performance of the chosen Separate Accounts, and the crediting of interest to the Guaranteed Account, as well as other factors.

     The failure to pay Planned Periodic Premiums will not itself cause the Policy to lapse. Conversely, the payment of premiums in any amount or frequency will not necessarily guarantee that the Policy will remain in force. In general, the Policy will lapse if the Net Cash Surrender Value is insufficient to pay the Monthly Deduction for cost of insurance and administrative charges. During the first two Policy Years the Policy will not lapse if the Minimum Guarantee Premium has been paid, even if the Net Cash Surrender Value is insufficient.

     After deduction of the Premium Expense Charge, Net Premiums are allocated to one or more of the Separate Accounts and/or the Guaranteed Account as selected by the Owner. The Guaranteed Account is part of PMLIC's General Account.


     The assets of the Growth, Money Market, Bond, Managed, Aggressive Growth and International Separate Accounts are invested in a corresponding portfolio of The Market Street Fund, Inc. ("MS Fund"), a series mutual fund with eleven separate investment portfolios, each intended to meet different investment objectives. Provident Mutual Variable Separate Account consists of twenty-two Subaccounts, the assets of which are used to purchase shares of a designated corresponding mutual fund portfolio (each, along with the portfolios of the MS Fund, a "Portfolio") that is part of one of the following funds: The Alger American Fund; Neuberger & Berman Advisers Management Trust; Variable Insurance Products Funds; Variable Insurance Products Fund II; Van Eck Worldwide Insurance Trust; and the MS Fund (together, the "Funds", each, a "Fund"). The Sub-Accounts of the Zero Coupon Bond Separate Account invest in units of a corresponding series of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A (Zero Coupon Trust or Trust). There is no assurance that the investment objectives of a particular Portfolio or series of the Trust will be met. The Owner bears the entire investment risk of amounts allocated to the Separate Accounts.

     A prospective Owner who already has life insurance coverage should consider whether or not changing or adding to existing coverage would be advantageous. Generally it is not advisable to purchase another policy as a replacement for an existing policy.

AVAILABILITY OF POLICY


     This Policy can be issued for Insureds from Issue Ages 1 to 80. The Minimum Face Amount is $100,000. The Minimum Face Amount is $50,000 for certain "list-bill" cases. (For a Policy issued in New York State the maximum Face Amount at issue is $2,500,000.) Before issuing a Policy, PMLIC will require that the proposed Insured meet certain underwriting standards satisfactory to PMLIC. The premium classes available are Standard, Nonsmoker, Preferred, with Extra Rating and Nonsmoker with Extra Rating. (See "Issuance of a Policy," Page 28.)


THE DEATH BENEFIT

     As long as the Policy remains in force, PMLIC will pay the Insurance Proceeds to the Beneficiary upon receipt of due proof of the death of the Insured. The Insurance Proceeds will consist of the Policy's Death Benefit, plus any dividends payable, plus any relevant additional benefits provided by a supplementary benefit rider, less any outstanding Policy loan and accrued interest, less any unpaid Monthly Deductions.

     There are two Death Benefit Options available. Death Benefit Option A provides for the greater of (a) the Face Amount and (b) the applicable percentage of the Policy Account Value. Death Benefit Option B provides for the greater of (a) the Face Amount plus the Policy Account Value and (b) the applicable percentage of the Policy Account Value. (See "Death Benefit Options," Page 24.)

FLEXIBILITY TO ADJUST AMOUNT OF DEATH BENEFIT

     After the second Policy Year, the Owner has significant flexibility to adjust the Death Benefit by changing the Death Benefit Option or by increasing or decreasing the Face Amount of the Policy. (See "Change in Death Benefit Option," Page 25, and "Ability to Adjust Face Amount," Page 26.) The minimum amount of a requested increase in Face Amount is $25,000 (or such lesser amount required in a particular state) and any requested increase may require evidence of insurability. Any decrease in Face Amount must be for at least $25,000 (or such lesser amount required in a particular state) and cannot result in a Face Amount less than the Minimum Face Amount available. PMLIC reserves the right to establish different Minimum Face Amounts for Policies issued in the future.

     Any change in Death Benefit Options or in the Face Amount may affect the charges under the Policy. Any increase in the Face Amount will result in an increase in the Monthly Deductions and any increase in Face Amount will also increase the surrender charges which are imposed upon lapse or surrender of the Policy or the pro-rata surrender charges imposed upon a decrease in Face Amount within the relevant ten-year period. For any decrease in Face Amount, that part of the surrender charges attributable to the decrease will reduce the Policy Account Value, and the surrender charges will be reduced by this amount. A decrease in Face Amount may also affect cost of insurance charges. (See "Cost of Insurance," Page 33.)

     To the extent that a requested decrease in Face Amount would result in cumulative premiums exceeding the maximum premium limitations applicable under the Internal Revenue Code for life insurance, PMLIC will not effect the decrease.

POLICY ACCOUNT VALUE

     The Policy Account Value is the total amount of value held under the Policy at any time. It equals the sum of the amounts held in the Separate Accounts, the Guaranteed Account and the Loan Account. (See "Calculation of Policy Account Value," Page 28.)

     The Policy Account Value in the Separate Accounts will reflect the investment performance of the chosen Separate Accounts, any Net Premiums paid, any transfers, any partial withdrawals, any loans, any loan repayments, any loan interest paid or credited and any charges assessed in connection with the Policy. The

Owner bears the entire investment risk for amounts allocated to the Separate Accounts. There is no guaranteed minimum for the portion of the Policy Account Value in the Separate Accounts.

     The Guaranteed Account earns interest at rates PMLIC declares in advance for specific periods. The rates are guaranteed to equal or exceed 4%. The principal, after deductions, is also guaranteed. The value of the Guaranteed Account will reflect any amounts allocated or transferred to it plus interest credited to it, less amounts deducted, transferred or withdrawn from it. (See "The Guaranteed Account," Page 41.)


     The Loan Account will reflect any amounts transferred from the Separate Accounts and/or Guaranteed Account as collateral for Policy loans plus interest of at least 4% credited to such amount. (See "Loan Privileges," Page 35.)


     The Policy Account Value is relevant to the computation of the Death Benefit and cost of insurance charges.

ALLOCATION OF NET PREMIUMS

     Except as described below, Net Premiums will generally be allocated to the Separate Accounts, Subaccounts and the Guaranteed Account in accordance with the allocation percentages which are in effect for such premium when received at PMLIC's Home Office. These percentages will be those specified in the application or as subsequently changed by the Owner or as specified for a particular premium payment.

     Where state law requires a return of gross premiums paid when a Policy is returned under the Free-Look provision (see "Free-Look for Policy," Page 40) any portion of the Initial Net Premium and any Net Premiums received before the expiration of a 15-day period beginning on the later of the Policy Issue Date or the date PMLIC receives the Minimum Initial Premium, which are to be allocated to the Separate Accounts will be allocated to the Money Market Separate Account. At the end of the 15-day period, the amount in the Money Market Separate Account (including investment experience) will be allocated to each of the chosen Separate Accounts based on the proportion that the allocation percentage for such Separate Account bears to the sum of the Separate Account premium allocation percentages. (See "Allocation of Net Premiums," Page 30.)

TRANSFERS

     The Owner may make transfers of the amounts in the Separate Accounts and Guaranteed Account between and among such accounts and between and among Subaccounts of a Separate Account. Transfers between and among the Separate Accounts (and/or Subaccounts) or into the Guaranteed Account will be made on the date we receive the request. PMLIC requires a minimum amount for each such transfer, usually $1,000. Transfers out of the Guaranteed Account may only be made within 30 days of a Policy Anniversary and are limited in amount. If the Owner makes more than four transfers in a Policy Year, a Transfer Charge of $25 will be deducted from the amount being transferred. (See "Transfers," Page 30.)

FREE-LOOK PRIVILEGE

     The Policy provides for an initial Free-Look period. The Owner may cancel the Policy before the latest of: (a) 45 days after Part I of the Application for the Policy is signed; (b) 10 days after the Owner receives the Policy; and (c) 10 days after PMLIC mails or personally delivers a Notice of Withdrawal Right to the Owner. Upon returning the Policy to PMLIC or to an agent of PMLIC within such time with a written request for cancellation, the Policy will be cancelled. PMLIC will promptly pay to the Owner a refund equal to the sum of: (i) the Policy Account Value as of the date PMLIC receives the returned Policy; plus
(ii) the amount deducted for premium taxes; plus (iii) any Monthly Deductions charged against the Policy Account Value; plus (iv) an amount reflecting other charges directly or indirectly deducted under the Policy. Where state law requires a minimum refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the Policy and will not reflect the investment experience of the Separate Accounts. (See "Free-Look Privileges," Page 40.)

     A Free-Look privilege also applies after a requested increase in Face Amount. (See "Free-Look For Increase in Face Amount," Page 40.)


CHARGES ASSESSED IN CONNECTION WITH THE POLICY

     Premium Expense Charge. A Premium Expense Charge will be deducted from each premium payment. This charge consists of:

     (i) Premium Tax Charge for state and local premium taxes based on the rate for the Insured's residence at the time the premium is paid. PMLIC reserves the right to change the amount of the charge deducted from future premiums if the Insured's residence changes or the applicable law is changed;


     (ii) Percent of Premium Sales Charge which is currently equal to 1.5% of the amount of the premium payment; the maximum charge is 3.0% of the premium payment amount. (See "Premium Expense Charge," Page 31.)



     Monthly Deductions. On the Policy Date and on each Policy Processing Day thereafter, the Policy Account Value will be reduced by a Monthly Deduction equal to the sum of the monthly Cost of Insurance Charge, Monthly Administrative Charge, a charge for additional benefits added by rider and, on the first 12 Policy Processing Days, the Initial Administrative Charge. The monthly Cost of Insurance Charge will be determined by multiplying the Net Amount at Risk (that is the Death Benefit less Policy Account Value) by the applicable cost of insurance rate(s), which will depend upon the Attained Age, Sex, Premium Class of the Insured and Duration and on PMLIC's expectations as to future mortality and expense experience, but which will not exceed the guaranteed maximum cost of insurance rates set forth in the Policy based on the Insured's Attained Age, Sex, Premium Class, and the "1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Table." (See "Cost of Insurance," Page 33.) The Monthly Administrative Charge is currently $7.50; the maximum permissible Monthly Administrative Charge is $12. (See "Monthly Administrative Charge," Page 34.) The Initial Administrative Charge is $17.50, payable on the first 12 Policy Processing Days. (See "Initial Administrative Charge," Page 34.)



     Surrender Charge and Additional Surrender Charge. A Surrender Charge is imposed if the Policy is surrendered or lapses at any time before the tenth Policy Year. The Surrender Charge consists of a Deferred Administrative Charge and a Deferred Sales Charge. A portion of this Surrender Charge will be deducted if the Owner decreases the Initial Face Amount before the end of the tenth Policy Year. (See "Surrender Charges," Page 32.) An Additional Surrender Charge which is a Deferred Sales Charge, will be imposed if the Policy is surrendered or lapses at any time within ten years after the effective date of an increase in Face Amount. (See "Additional Surrender Charge," Page 32.) A portion of an Additional Surrender Charge will be deducted if the related increment of Face Amount is decreased within ten years after such increase took effect. (See "Surrender Charge Upon Decrease in Face Amount," Page 33.)


     The Deferred Administrative Charge is equal to an amount per $1,000 of Face Amount (shown below) in Policy Years 1 to 6 declining by 20% each year in Policy Years 7 to 10 until it is zero in Policy Year 11.

              CHARGE PER $1,000
ISSUE AGE      OF FACE AMOUNT
----------    -----------------
   1-5                 0
    15               $ 1
    25                 2
  35-80                3

     For Issue Ages not shown the charge will increase by a ratable portion for each full year.

     The Deferred Sales Charge is equal to 27% of the premiums received during the first Policy Year (or, for the Additional Surrender Charge, the first twelve policy months after an increase) up to one target premium (which is an amount, based on the age, Sex and Premium Class of the Insured, used solely for the purpose of calculating the Surrender Charge) plus 6% of all other premiums received to the date of surrender, lapse or decrease. The Deferred Sales Charge and any Deferred Additional Sales Charges, however, will not exceed the Maximum Deferred Sales Charge and Maximum Deferred Additional Sales Charges, respectively. During Policy Years one through six (or for six years following the effective date of an increase in Face Amount), this maximum equals 50% of the target premium for the Initial Face Amount (or 50% of the target premium for the increase, as the case may be). The maximum declines to 40% of the relevant target premiums during the seventh year, 30% during the eighth year, 20% during the ninth year and 10% during the tenth year.


     Face Amount Increase Charge. A charge, currently $50 plus $1.00 per $1,000 Face Amount increase, will be deducted from the Policy Account Value on the effective date of an increase in Face Amount to compensate PMLIC for administrative expenses in connection with the increase. This charge may be increased in the future but in no event will it exceed $50 plus $3.00 per $1,000 Face Amount increase. (See "Face Amount Increase Charge," Page 34.)


     Transfer Charge. After the fourth transfer between accounts in a Policy Year, a $25 charge for each additional transfer will be deducted from the amount transferred to compensate PMLIC for administrative costs in handling such transfers. (See "Transfer Charge," Page 35.)


     Partial Withdrawal Charge. A charge equal to $25 will be deducted by PMLIC from the Policy Account Value to compensate it for its costs. (See "Partial Withdrawal Charge," Page 34.)


     Daily Charges Against the Separate Accounts. A daily charge for PMLIC's assumption of certain mortality and expense risks incurred in connection with the Policy will be imposed at an annual rate which is currently 0.75% of the average daily net assets of the Separate Accounts. This charge may be increased in the future but in no event will it exceed an annual rate of 0.90%. (See "Charges Against the Separate Accounts," Page 35.)

     With regard to the Zero Coupon Bond Separate Account, a deduction currently equivalent to an annual rate of 0.25% of the average daily net assets of each Sub-Account will be made for transaction charges associated with the purchase of units of the Zero Coupon Trust. This charge may be increased in the future but in no event will it exceed an annual rate of 0.50%. (See "Asset Charge Against Zero Coupon Bond Separate Account," Page 35.)


     Shares of the Portfolios are purchased by the Separate Accounts at net asset value which reflects management fees and expenses deducted from the assets of the Portfolios.



                        TABLE OF FUND FEES AND EXPENSES



                                                          MONEY                               AGGRESSIVE
                                           GROWTH        MARKET        BOND       MANAGED       GROWTH     INTERNATIONAL
                                         PORTFOLIO      PORTFOLIO   PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO
                                       --------------   ---------   ----------   ----------   ----------   -------------
MARKET STREET FUND ANNUAL EXPENSES (AS
  A PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees
  (Investment Advisory Fees)..........      0.32%         0.25%        0.35%        0.41%        0.45%         0.75%
Other Expenses........................      0.11%         0.14%        0.22%        0.17%        0.18%         0.27%
                                            ----          ----         ----         ----         ----          ----
Total Fund Annual Expenses............      0.43%         0.39%        0.57%        0.58%        0.63%         1.02%



                                          ALL PRO        ALL PRO     ALL PRO      ALL PRO
                                         LARGE CAP      LARGE CAP   SMALL CAP    SMALL CAP
                                           GROWTH         VALUE       GROWTH       VALUE
                                         PORTFOLIO      PORTFOLIO   PORTFOLIO    PORTFOLIO
                                       --------------   ---------   ----------   ----------
MARKET STREET FUND ANNUAL EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET
  ASSETS)
Management Fees
  (Investment Advisory Fees)..........      0.70%         0.70%        0.90%        0.90%
Other Expenses........................      0.40%         0.40%        0.40%        0.40%
                                            ----          ----         ----         ----
Total Fund Annual Expenses............      1.10%         1.10%        1.30%        1.30%

                                           SMALL
                                       CAPITALIZATION
                                         PORTFOLIO
                                       --------------
ALGER AMERICAN FUND ANNUAL EXPENSES(2)
  (AS A PERCENTAGE OF AVERAGE NET
  ASSETS)
Management Fees
  (Investment Advisory Fees)..........      0.85%
Other Expenses........................      0.04%
                                            ----
Total Fund Annual Expenses............      0.89%



                                            HIGH         EQUITY
                                           INCOME        INCOME       GROWTH      OVERSEAS
                                         PORTFOLIO      PORTFOLIO   PORTFOLIO    PORTFOLIO
                                       --------------   ---------   ----------   ----------
VARIABLE INSURANCE PRODUCTS FUND ("VIP
  FUND") ANNUAL EXPENSES(2) (AS A
  PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees
  (Investment Advisory Fees)..........      0.59%         0.49%        0.60%        0.74%
Other Expenses
  (after reimbursement)(1)............      0.12%         0.08%        0.07%        0.16%
                                            ----          ----         ----         ----
Total Fund Annual Expenses
  (after reimbursement)(1)............      0.71%         0.57%        0.67%        0.90%



                                           ASSET          INDEX     INVESTMENT
                                          MANAGER          500      GRADE BOND   CONTRAFUND
                                         PORTFOLIO      PORTFOLIO   PORTFOLIO    PORTFOLIO
                                       --------------   ---------   ----------   ----------
VARIABLE INSURANCE PRODUCTS FUND II
  ("VIP II FUND") ANNUAL EXPENSES(2)
  (AS A PERCENTAGE OF AVERAGE NET
  ASSETS)
Management Fees
  (Investment Advisory Fees)..........      0.55%         0.28%        0.44%        0.59%
Other Expenses
  (after reimbursement)(1)............      0.09%         0.00%        0.14%        0.09%
                                            ----          ----         ----         ----
Total Fund Annual Expenses
  (after reimbursement)(1)............      0.64%         0.28%        0.58%        0.68%



                                          LIMITED
                                          MATURITY
                                            BOND        PARTNERS
                                         PORTFOLIO      PORTFOLIO
                                       --------------   ---------
NEUBERGER & BERMAN ADVISERS MANAGEMENT
  TRUST ANNUAL EXPENSES(2) (AS A
  PERCENTAGE OF AVERAGE NET ASSETS)
Management Fees
  (Investment Advisory Fees)..........      0.65%         0.80%
Other Expenses........................      0.12%         0.06%
                                            ----          ----
Total Fund Annual Expenses............      0.77%         0.86%

                                                        WORLDWIDE   WORLDWIDE    WORLDWIDE
                                         WORLDWIDE        HARD       EMERGING       REAL
                                            BOND         ASSETS      MARKETS       ESTATE
                                         PORTFOLIO      PORTFOLIO   PORTFOLIO    PORTFOLIO
                                       --------------   ---------   ----------   ----------
VAN ECK WORLDWIDE INSURANCE TRUST
  ANNUAL EXPENSES(2) (AS A PERCENTAGE
  OF AVERAGE NET ASSETS)
Management Fees
  (Investment Advisory Fees)..........      1.00%         1.00%        1.00%        1.00%
Other Expenses
  (after reimbursement)(1)............      0.12%         0.17%        0.00%        0.17%
                                            ----          ----         ----         ----
Total Fund Annual Expenses
  (after reimbursement)(1)............      1.12%         1.17%        1.00%        1.17%



                                            ZERO
                                           COUPON
                                            2006
                                         PORTFOLIO
                                       --------------
MERRILL LYNCH ZERO UST SECURITIES FUND
  ANNUAL EXPENSES(2) (AS A PERCENTAGE
  OF AVERAGE NET ASSETS)
Management Fees
  (Investment Advisory Fees)..........      0.00%
Other Expenses........................      0.25%
                                            ----
Total Fund Annual Expenses............      0.25%


---------------

(1) For certain portfolios, certain expenses were reimbursed during 1997. It is anticipated that expense reimbursement and fee waiver arrangements will continue past the current year. Absent the expense reimbursement, the 1997 Other Expenses and Total Annual Expenses would have been 0.09%, 0.58%, respectively, for the VIP Fund Equity Income Portfolio, 0.09%, 0.69%, respectively, for the VIP Fund Growth Portfolio, 0.17%, 0.91%, respectively, for the VIP II Overseas Portfolio, 0.10%, 0.65%, respectively, for the VIP II Fund Asset Manager Portfolio, 0.13%, 0.40%, respectively, for the VIP II Fund Index 500 Portfolio, 0.11%, 0.71%, respectively, for the VIP II Fund Contrafund Portfolio, and 0.18%, 1.18%, respectively, for the Van Eck Worldwide Hard Assets Portfolio. Similar expense reimbursement and fee waiver arrangements were also in place for the other Portfolios and it is anticipated that such arrangements will continue past the current year. However, no expenses were reimbursed or fees waived during 1997 for these Portfolios because the level of actual expenses and fees never exceeded the thresholds at which the reimbursement and waiver arrangements would have become operative.



(2) The fee and expense information regarding the Funds was provided by those Funds. The Alger American Fund, the VIP Fund, the VIP II Fund, the Neuberger & Berman ATM Fund, the Van Eck WIT Fund and the Merrill Lynch Zero Coupon Fund are not affiliated with PMLIC.


POLICY LAPSE AND REINSTATEMENT


     During the first two Policy Years, the Policy will lapse if the Minimum Guarantee Premium has not been paid and if the Net Cash Surrender Value is insufficient to cover the Monthly Deductions and a 61-day Grace Period expires without a sufficient premium payment. After the second Policy Year the Policy will lapse if the Net Cash Surrender Value is insufficient and the Grace Period lapses without a sufficient premium payment. The failure to pay a Planned Periodic Premium will not itself cause a Policy to lapse. (See "Policy Lapse," Page 30.)


     Subject to certain conditions, including evidence of insurability satisfactory to PMLIC and the payment of a sufficient premium, a Policy may be reinstated at any time within three years (or such longer period as may be required in a particular state) after the expiration of the Grace Period and before the Final Policy Date. (See "Reinstatement," Page 31.)

LOAN PRIVILEGE

     The Owner may obtain Policy loans in a minimum amount of $500 (or such lesser minimum as may be required in a particular state) but not exceeding, in the aggregate, the Net Cash Surrender Value.

     Policy loans will bear interest at a fixed rate of 6% per year, payable at the end of each Policy Year. If interest is not paid when due, it will be added to the outstanding loan balance. Policy loans may be repaid at any time and in any amount prior to the Final Policy Date.


     Policy loans are allocated to the Separate Accounts and the Guaranteed Account based on the proportion that each account's value bears to the total unloaned Policy Account Value. Based on this allocation, the collateral for the loan is deducted from each account and transferred to the Loan Account. This amount in the Loan Account will earn interest at an effective annual rate PMLIC will determine prior to each calendar year. This rate will not be less than 4%. (See "Loan Privileges," Page 35.)



     Depending upon the investment performance of Net Cash Surrender Value and the amount of any Policy loan, such loans may cause a Policy to lapse. If a Policy is not a Modified Endowment Contract, lapse of the Policy with Policy loans outstanding may result in adverse tax consequences. (See "Tax Treatment of Policy Benefits," Page 48.)


PARTIAL WITHDRAWAL OF NET CASH SURRENDER VALUE

     After the first Policy Year, the Owner may, subject to certain restrictions, request a partial withdrawal of Net Cash Surrender Value. The minimum amount for such withdrawal is $1,500. An expense charge of $25 will be deducted from the Policy Account Value for each withdrawal. The withdrawal amount and expense charge will be allocated to the Separate Accounts and the Guaranteed Account based on the proportion that the value in each account bears to the total unloaned Policy Account Value. If Death Benefit Option A is in effect, PMLIC will reduce the Face Amount by the amount of the withdrawal. (See "Partial Withdrawal of Net Cash Surrender Value," Page 37.)

SURRENDER OF THE POLICY

     The Owner may at any time fully surrender the Policy and receive the Net Cash Surrender Value, if any. The Net Cash Surrender Value will equal the Policy Account Value less any Policy loan and any applicable surrender charges. (See "Surrender Privilege," Page 37.)

ACCELERATED DEATH BENEFIT


     Under the Accelerated Death Benefit Rider, an Owner may receive, at his or her request and upon approval by PMLIC, accelerated payment of part of the Policy's Death Benefit if the Insured develops a Terminal Illness or is permanently confined to a Nursing Care Facility (see "Accelerated Death Benefit," Page 38.)


TAX TREATMENT

     PMLIC believes (based upon Notice 88-128 and the proposed Regulations under Section 7702, issued on July 5, 1991) that a Policy issued on a Standard rate class basis generally should meet the Section 7702 definition of a life insurance contract. With respect to a Policy issued on a with Extra Rating or Nonsmoker with Extra Rating (i.e., substandard) basis, there is insufficient guidance to determine if such a Policy would satisfy the Section 7702 definition of a life insurance contract, particularly if the Owner pays the full amount of premiums permitted under such a Policy. An Owner of a Policy issued on a with Extra Rating or Nonsmoker with Extra Rating basis may, however, adopt certain self-imposed limitations on the amount of premiums paid for such a Policy which should cause the Policy to meet the Section 7702 definition of a life insurance contract. Any Owner contemplating the adoption of such limitations should do so only after consulting a tax adviser.


     Assuming that a Policy qualifies as a life insurance contract for Federal income tax purposes, a Policyowner should not be deemed to be in constructive receipt of Policy Account Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be completely excludable from the gross income of the Beneficiary. As a result, the Beneficiary generally should not be taxed on these proceeds. (See "Tax Status of the Policy," Page 47.)



     Under certain circumstances, a Policy may be treated as a "Modified Endowment Contract." If the Policy is a Modified Endowment Contract, then all pre-death distributions, including Policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59 1/2 any such distributions generally will be subject to a 10% penalty tax. (For further discussion on the circumstances under which a Policy will be treated as a Modified Endowment Contract, See "Tax Treatment of Policy Benefits," Page 48.)



     If the Policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the contract and then as disbursing taxable income. Moreover, loans will not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a Modified Endowment Contract are subject to the 10% penalty tax. (See "Distributions from Policies Not Classified as Modified Endowment Contracts," Page 49.)


UNISEX POLICIES


     Policies issued in states which require "unisex" policies (currently Montana) provide for policy values which do not vary by the sex of the Insured. (See "Cost of Insurance," Page 33.) In addition, Policies issued in conjunction with employee benefit plans provide for policy values which do not vary by the sex of the Insured. (See "Policies Issued in Conjunction with Employee Benefit Plans," Page 51.) Thus, references in this Prospectus to sex-distinct and any values that vary by the sex of the Insured are not applicable to Policies issued in states which require "unisex" policies or to Policies issued in conjunction with employee benefit plans. Illustrations of the effect of these unisex rates on premiums, cash surrender values, and Death Benefits are available from PMLIC on request.


ILLUSTRATIONS OF DEATH BENEFITS, POLICY ACCOUNT VALUE AND NET CASH SURRENDER
VALUE

     Illustrations of how investment performance of the Separate Accounts may cause Death Benefits, the Policy Account Value and the Net Cash Surrender Value to vary are included in Appendix A commencing on page A-1.

     These projections of hypothetical values may be helpful in understanding the long-term effects of different levels of investment performance, of charges and deductions, of electing one or the other death benefit option, and generally comparing and contrasting this Policy to other life insurance policies. Nonetheless, the illustrations are based on hypothetical investment rates of return and are not guaranteed. Illustrations are illustrative only and are not a representation of past or future performance. Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual values will be different from those illustrated.

             PROVIDENT MUTUAL LIFE INSURANCE COMPANY, THE SEPARATE
                 ACCOUNTS, THE FUNDS, AND THE STRIPPED ("ZERO")
            U.S. TREASURY SECURITIES FUND, PROVIDENT MUTUAL SERIES A

PROVIDENT MUTUAL LIFE INSURANCE COMPANY

     PMLIC, a mutual life insurance company chartered in 1865 under Pennsylvania law, is authorized to transact life insurance and annuity business in Pennsylvania and in 50 other jurisdictions. PMLIC assumes all insurance risks under the Policy and its assets support the Policy's benefits. On December 31, 1997, PMLIC's assets were over $7.9 billion. (See "Financial Statements," Page F-28.)



     PMLIC is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.


THE SEPARATE ACCOUNTS

     The Growth, Money Market, Bond, Managed, and Zero Coupon Bond Separate Accounts were established by PMLIC on October 21, 1985 under the provisions of the Pennsylvania Insurance Law; the Aggressive Growth Separate Account was established on February 21, 1989, the International Separate Account on July 15, 1991 and the Variable Separate Account on June 3, 1993. Each is a separate investment account to which assets are allocated to support the benefits payable under the Policies as well as other variable life insurance policies PMLIC may issue.

     Each Separate Account's assets are the property of PMLIC. Each Policy provides that the portion of the Separate Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Separate Account will not be chargeable with liabilities arising out of any other business that PMLIC may conduct. In addition to the net assets and other liabilities for the Policies, the Separate Account's net assets include amounts held to support other variable life insurance policies issued by PMLIC and amounts derived from expenses charged to the accounts by PMLIC which it currently holds in the Separate Accounts. From time to time these additional amounts will be transferred in cash by PMLIC to its General Account. Before making any such transfer, PMLIC will consider any possible adverse impact the transfer might have on an account.

     The Separate Accounts are collectively registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (1940 Act) as a unit investment trust type of investment company. Such registration does not involve any supervision of the management or investment practices or policies of the Separate Accounts by the SEC. Each Separate Account meets the definition of a "Separate Account" under Federal securities laws.

THE MARKET STREET FUND, INC.


     The Growth, Money Market, Bond, Managed, Aggressive Growth, International and Variable Separate Accounts invest in shares of The Market Street Fund, Inc., a "series" type of mutual fund which is registered with the SEC under the 1940 Act as a diversified open-end management investment company. The MS Fund currently issues eleven "series" or classes of shares, each of which represents an interest in a separate portfolio within the Fund. Shares of the Growth, Money Market, Bond, Managed, Aggressive Growth, International, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, and All Pro Small Cap Value Portfolios currently are purchased and redeemed by the corresponding Separate Account or subaccount of the Variable Separate Account. The Fund sells and redeems its shares at net asset value without a sales charge.



     The MS Fund presently serves as an investment medium for other variable life and variable annuity contracts issued by PMLIC and by Providentmutual Life and Annuity Company of America ("PLACA"), a wholly-owned subsidiary of PMLIC. At some later date the MS Fund may serve as an investment medium for other variable life policies and variable annuity contracts issued by PMLIC and may be made available as an investment medium for variable contracts issued by other insurance companies, including affiliated and unaffiliated companies of PMLIC. PMLIC currently does not foresee any disadvantages to Owners arising out of the fact that the MS Fund will offer its shares to fund products other than PMLIC's policies. However, the MS Fund's Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts.

     The investment objectives of the MS Fund's portfolios are set forth below. The investment experience of each of the Separate Accounts depends on the investment performance of the corresponding portfolio. There is no assurance that any portfolio will achieve its stated objective.

     The Growth Portfolio. This portfolio seeks intermediate and long-term growth of capital by investing in common stocks of companies believed to offer above-average growth potential over both the intermediate and the long-term. Current income is a secondary consideration.

     The Money Market Portfolio. The Money Market Portfolio seeks to provide maximum current income consistent with capital preservation and liquidity by investing in high-quality money market instruments.

     The Bond Portfolio. The Bond Portfolio seeks to generate a high level of current income consistent with prudent investment risk by investing in a diversified portfolio of marketable debt securities.

     The Managed Portfolio. The Managed Portfolio seeks to realize as high a level of long-term total rate of return as is consistent with prudent investment risk by investing in stocks, bonds, money market instruments or a combination thereof.

     The Aggressive Growth Portfolio. The Aggressive Growth Portfolio seeks to achieve a high level of long-term capital appreciation by investing in securities of a diverse group of smaller emerging companies.

     The International Portfolio. The International Portfolio seeks long-term growth of capital principally through investments in a diversified portfolio of marketable equity securities of established non-United States companies.


     All Pro Large Cap Growth Portfolio. The All Pro Large Cap Growth Portfolio seeks to achieve long-term capital appreciation. The Portfolio pursues its objective by investing primarily in common stock and other equity securities of companies among the 750 largest by market capitalization at the time of purchase, which the Advisers believe show potential for growth in future earnings.



     All Pro Small Cap Growth Portfolio. The All Pro Small Cap Growth Portfolio seeks to achieve long-term capital appreciation. The Portfolio pursues its objective by investing primarily in common stock and other equity securities of companies that rank between 751 and 1,750 in size measured by market capitalization at the time of purchase, which the Advisers believe show potential for growth in future earnings.



     All Pro Large Cap Value Portfolio. The All Pro Large Cap Value Portfolio seeks to provide long-term capital appreciation. The Portfolio attempts to achieve this objective by investing primarily in undervalued common stock and other equity securities of companies among the 750 largest by market capitalizations at the time of purchase that the Advisers believe offer above-average potential for growth in future earnings.



     All Pro Small Cap Value Portfolio. The All Pro Small Cap Value Portfolio seeks to provide long-term capital appreciation. The Portfolio pursues this objective by investing primarily in undervalued common stock and other equity securities of companies that rank between 751 and 1,750 in size measured by market capitalization at the time of purchase, which the Advisers believe offer above-average potential for growth in future earnings.


     With respect to the Growth, Money Market, Bond, Managed and Aggressive Growth Portfolios, the MS Fund is advised by Sentinel Advisors Company (SAC), which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. As compensation for its services, SAC receives monthly compensation as follows:

          Growth Portfolio -- 0.50% of the first $20 million of the average daily net assets of the Growth Portfolio, 0.40% of the next $20 million of the average daily net assets of the portfolio, and 0.30% of the average daily net assets in excess of $40 million.

          Money Market Portfolio -- 0.25% of the average daily net assets of the Portfolio.

          Bond Portfolio -- 0.35% of the first $100 million of the average daily net assets of the portfolio and 0.30% of the average daily net assets in excess of $100 million.

          Managed Portfolio -- 0.40% of the first $100 million of the average daily net assets of the portfolio and 0.35% of the average daily net assets in excess of $100 million.

          Aggressive Growth Portfolio -- 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million of the average daily net assets of the portfolio and 0.30% of the average daily net assets in excess of $40 million.

     With respect to the International Portfolio, the MS Fund is advised by Providentmutual Investment Management Company ("PIMC") which receives monthly compensation at an effective annual rate of 0.75% of the first $500 million of the average daily net assets of the portfolio and 0.60% of the average daily net assets in excess of $500 million. PIMC has employed The Boston Company Asset Management, Inc. ("TBC") to provide investment advisory services in connection with the portfolio. As compensation for the investment advisory services rendered, PIMC pays TBC a monthly fee at an effective annual rate of 0.375% of the first $500 million of the average daily net assets of the portfolio and 0.30% of the average daily net assets in excess of $500 million.


     With respect to the All Pro Portfolios, the MS Fund is advised by PIMC. As compensation for its services, PIMC receives .70% of the daily net assets of the All Pro Large Cap Growth and All Pro Large Cap Value Portfolios, and .90% of the daily net assets of the All Pro Small Cap Growth and All Pro Small Cap Value Portfolios. PIMC uses a "manager of managers" approach for the All Pro Portfolios under which PIMC allocates each Portfolio's assets among one or more "specialist" investment sub-advisers.



     Additionally, PIMC has retained Wilshire Associates Incorporated ("Wilshire") to assist it in identifying potential sub-advisers and performing the quantitative analysis necessary to assess such sub-advisers' styles and performance. As compensation for these services, PIMC pays Wilshire from its investment advisory fees, .05% of the average daily net assets of the All Pro Portfolios.



     All Pro Large Cap Growth. As of the date of this prospectus, the assets of the All Pro Large Cap Growth Portfolio are managed in part by Cohen, Klingenstein & Marks, Inc. ("CKM"); in part by Geewax, Terker & Co. ("Geewax"); and in part by Oak Associates, Ltd. ("Oak"); pursuant to separate investment sub-advisory agreements. As compensation for their services PIMC pays from its investment advisory fees the following percentages of the daily net assets of the Portfolio: CKM -- .35%; Geewax -- .30%; Oak -- .35%.



     All Pro Small Cap Growth. As of the date of this prospectus, the assets of the All Pro Small Cap Growth Portfolio are managed in part by Standish, Ayer & Wood ("SAW"), and in part by Husic Capital Management ("Husic"), pursuant to separate investment sub-advisory agreements. As compensation for their services, PIMC pays from its investment advisory fees the following percentages of the daily net assets of the Portfolio: SAW -- .50%; Husic -- .50%.



     All Pro Large Cap Value. As of the date of this prospectus, the assets of the All Pro Large Cap Value Portfolio are managed in part by Equinox Capital Management, Inc. ("Equinox"); in part by Harris Associates, Inc. ("Harris"); and in part by Mellon Equity Associates ("Mellon"), pursuant to separate investment sub-advisory agreements. As compensation for their services PIMC pays from its investment advisory fees the following percentages of the daily net assets of the Portfolio: Equinox -- .30% of the first $50 million of assets and .25% of the remaining assets; Harris -- .65% of the first $50 million of assets, .60% of the next $50 million of assets and .55% of the remaining assets; Mellon -- .30%.



     All Pro Small Cap Value. As of the date of this prospectus, the assets of the All Pro Small Cap Value Portfolio are managed in part by 1838 Investment Advisors ("1838") and in part by Denver Investment Advisors ("DIA"), pursuant to separate investment sub-advisory agreements. As compensation for their services, PIMC pays from its investment advisory fees the following percentages of the daily net assets of the Portfolio: 1838 -- .55%; DIA -- .75% of the first $25 million of assets and .65% on the remaining assets.


     In addition to the fee for the investment advisory services, the MS Fund pays its own expenses generally, including brokerage costs, administrative costs, custodian costs, and legal, accounting and printing costs. However, PMLIC has entered into an agreement with the MS Fund whereby it will reimburse the MS Fund for all ordinary operating expenses, excluding advisory fees, in excess of an annual rate of 0.40% of the average daily net assets of each portfolio except the International Portfolio, and 0.75% for the International Portfolio. It is anticipated that this agreement will continue; if it is terminated, MS Fund expenses may increase.

     A more extensive description of the MS Fund, its investment objectives and policies, its risks, expenses, and all other aspects of its operation is contained in the Prospectus for the MS Fund, which accompanies this Prospectus.

THE STRIPPED ("ZERO") U.S. TREASURY SECURITIES FUND, PROVIDENT MUTUAL SERIES A

     The Zero Coupon Bond Separate Account invests in units of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A, a unit investment trust registered with the SEC as such under the 1940 Act. The Zero Coupon Trust consists of one series with a maturity date of February 15, 2006. The objective of the Trust is to provide safety of capital and a high yield to maturity through investment in the fixed series consisting primarily of debt obligations issued by the United States of America that have been stripped of their unmatured interest coupons, coupons stripped from debt obligations of the United States, and receipts and certificates for such stripped debt obligations and coupons. Since the U.S. Treasury securities have been stripped of their unmatured interest coupons, they are purchased at a deep discount. The securities purchased by the Trust are listed below.


     Since the U.S. Treasury securities have been stripped of their unmatured interest coupons, they are purchased at a deep discount. If held to maturity, the amounts invested by the Zero Coupon Trust would grow to the face value of the U.S. Treasury securities and therefore, a compound rate of growth to maturity could be determined for the Trust units at the time of purchase. The units, however, are held in Sub-Accounts of the Zero Coupon Bond Separate Account, and certain charges described under "Charges Against the Separate Accounts" on Page 33, specifically the charge for mortality and expense risks and the transaction charge against the Zero Coupon Bond Separate Account, must be reflected in the determination of a net return. The net rate of return to maturity thus depends on the compound rate of growth in the units and these underlying charges, and on the units being held to maturity. It does not, however, reflect the applicable Monthly Deductions from Policy Account Value (see "Monthly Deductions," Page 33) or the Premium Tax Charge (see "Premium Tax Charge," Page 31) or any Surrender Charges (see "Surrender Charges," Page 32), which would affect the actual yield to an Owner. Since the value of the Trust's units will vary daily to reflect the market value of the underlying securities, the compound rate of growth to maturity and, hence, the net rate of return to maturity will correspondingly vary on a daily basis. The rate of return to maturity may differ for each Net Premium allocated to the Zero Coupon Bond Separate Account, depending upon the rate in effect when the premium is received.


     The fluctuation in the value of units of the Zero Coupon Trust prior to maturity is more volatile than that of units of a unit investment trust containing unstripped U.S. Treasury securities of comparable maturities, and because the value of units of the Zero Coupon Trust will affect the Death Benefit and Policy Account Value, the Policy Account Value and Death Benefit will fluctuate accordingly.

     Merrill Lynch, Pierce, Fenner & Smith Incorporated (MLPFS) serves as Sponsor for the Zero Coupon Trust. Because the series invests in a fixed portfolio, there is no investment manager. As Sponsor, MLPFS sells units of the Zero Coupon Trust to the Zero Coupon Bond Separate Account. The price of these units includes a transaction charge which is not paid by the Zero Coupon Bond Separate Account upon acquisition. Rather, the transaction charge is paid directly by PMLIC to MLPFS out of PMLIC's General Account assets. The amount of the transaction charge paid is limited by agreement between PMLIC and MLPFS and will not be greater than that ordinarily paid by a dealer for similar securities. PMLIC is reimbursed for the transaction charge paid through a daily asset charge which is made against the assets of the Sub-Accounts. (See "Asset Charge Against Zero Coupon Bond Separate Account," Page 35.)

     Units of the Zero Coupon Trust are disposed of to the extent necessary for PMLIC to provide benefits and make reallocations under the Policies. MLPFS intends, but is not contractually obligated, to maintain a secondary market in Trust units. As long as a secondary market exists, PMLIC will sell such units to MLPFS at the Sponsor's repurchase price. Otherwise, units will be redeemed at the Trust's redemption price, which is typically a lower amount.

     Thirty days prior to the maturity date of the securities contained in a series of the Trust, an Owner who has allocated Net Premiums to the Sub-Account of the Zero Coupon Bond Separate Account investing in that series will be notified and given the opportunity to select the account or Sub-Account into which the Policy Account Value attributable thereto should be reallocated. If no instructions are received from the Owner by PMLIC within the 30-day period, the amount in the Sub-Account will be transferred to the Money Market Separate Account.

     More detailed information may be found in the current Prospectus for The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A which accompanies this Prospectus.

THE ALGER AMERICAN FUND


     The Provident Mutual Variable Separate Account ("Variable Account") has one Subaccount that invests exclusively in shares of a Portfolio of The Alger American Fund ("Alger American"). Alger American is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of Alger American.


     The Alger American Small Capitalization Subaccount of the Variable Account invests in shares of the Alger American Small Capitalization Portfolio of Alger American. (Alger American has other investment portfolios that are not offered to the Variable Account or under the Policies.) Shares of the Alger American Small Capitalization Portfolio are purchased and redeemed by the Variable Account at net asset value without a sales charge. The Variable Account purchases shares of Alger American Small Capitalization Portfolio from Alger American in accordance with a participation agreement between Alger American and PMLIC. The termination provisions of this participation agreement is described below.

     Alger American Small Capitalization Portfolio seeks long-term capital appreciation by focusing on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace.

     The investment adviser for the Alger American Small Capitalization Portfolio is Fred Alger Management, Inc. ("Alger Management"), which is registered with the SEC as an investment adviser under the Investment Advisors Act of 1940. As compensation for its services, Alger Management receives a fee at the end of each month at an annual rate of .85% of the average net assets of the Alger American Small Capitalization Portfolio.

     A more extensive description of Alger American and the Alger American Small Capitalization Portfolio, including the Portfolio's investment objectives and policies, risks, expenses and other aspects of its operations are contained in the Prospectus for Alger American which accompanies this Prospectus.

VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II


     The Variable Account has eight Subaccounts that invest exclusively in shares of Portfolios of the Variable Insurance Products Fund (the "VIP Fund") or of the Variable Insurance Products Fund II (the "VIP II Fund"). Like the MS Fund, the VIP Fund and the VIP II Fund are each "series" type mutual funds registered with the SEC as diversified open-end management investment companies issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of the Fund.



     The Fidelity Equity-Income Subaccount, Fidelity Growth Subaccount, Fidelity High Income Subaccount and Fidelity Overseas Subaccount of the Variable Account invest in shares of the VIP Equity-Income Portfolio, VIP Growth Portfolio, VIP High Income Portfolio and VIP Overseas Portfolio, respectively, of the VIP Fund. The Fidelity Asset Manager Subaccount, Fidelity Contrafund Subaccount, Fidelity Index 500 Subaccount and Fidelity Investment Grade Bond Subaccount of the Variable Account invest in shares of the VIP II Asset Manager Portfolio, VIP II Contrafund Portfolio, VIP II Index 500 Portfolio and VIP II Investment Grade Bond Portfolio, respectively, of the VIP II Fund. (The VIP Fund and VIP II Fund have other investment portfolios that are not offered to the Variable Account or under the Policies.) Shares of these Portfolios are purchased and redeemed by the Variable Account at net asset value without a sales charge. The Variable Account purchases shares of the Portfolios from the VIP Fund and the VIP II Fund in accordance with a participation agreement between each Fund and PMLIC. The termination provisions of these participation agreements are described below.

     The investment objectives of the Portfolios of the VIP Fund and the VIP II Fund in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the corresponding Portfolio. There is no assurance that any Portfolio will achieve its stated objective.


  VIP Fund


     VIP Equity-Income Portfolio. This Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the VIP Equity-Income Portfolio considers the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield of the securities comprising the Standard and Poor's 500 Composite Stock Price Index.



     VIP Growth Portfolio. This Portfolio seeks to achieve capital appreciation. The VIP Growth Portfolio normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be found in other types of securities, including bonds and preferred stocks.



     VIP High Income Portfolio. This Portfolio seeks to obtain a high level of current income by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital.



     VIP Overseas Portfolio. This Portfolio seeks long term growth of capital primarily through investments in foreign securities. The VIP Overseas Portfolio provides a means for diversification by participating in companies and economies outside of the United States.



  VIP II Fund



     VIP II Asset Manager Portfolio. This Portfolio seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments.



     VIP II Contrafund Portfolio. This Portfolio seeks capital appreciation by investing in securities of companies where value is not fully recognized by the public.



     VIP II Index 500 Portfolio. This Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of a broad range of common stocks publicly traded in the United States. In seeking this objective, the VIP II Index VIP II 500 Portfolio attempts to duplicate the composition and total return of the Standard and Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low. The Portfolio is designed as a long-term investment option.



     VIP II Investment Grade Bond Portfolio. This Portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities. The Portfolio will maintain a dollar-weighted average portfolio maturity of ten years or less.



     The VIP Equity-Income, VIP Growth, VIP High Income, and VIP Overseas Portfolios of the VIP Fund and the VIP II Asset Manager, VIP II Contrafund, VIP II Index 500 and VIP II Investment Grade Bond Portfolios of the VIP II Fund are managed by Fidelity Management & Research Company ("FMR"). For managing its investments and business affairs, each Portfolio pays FMR a monthly fee.



     For the VIP Equity-Income, VIP Growth, VIP Overseas, VIP II Contrafund and VIP II Asset Manager Portfolios, the annual fee rate is the sum of two components:


     1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52% and it drops (to as low as a marginal rate of 0.30% when average group assets exceed $174 billion) as total assets in all these funds rise.


     2. An individual fund fee rate of 0.20% for the VIP Equity-Income Portfolio, 0.30% for the VIP Contrafund, VIP Growth and VIP II Asset Manager Portfolios and 0.45% for the VIP Overseas Portfolio.

     One-twelfth of the combined annual fee rate is applied to each Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.


     The VIP II Index 500 Portfolio pays FMR a monthly management fee at the annual rate of 0.28% of the Portfolio's average net assets. One-twelfth of this annual fee rate is applied to the net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.



     For the VIP High Income and VIP II Investment Grade Bond Portfolios, the annual fee rate is the sum of two components:


     1. A group fee rate based on the monthly average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops (to as low as a marginal rate of 0.14%) as total assets in all these funds rise.


     2. An individual fund fee rate of 0.45% for the VIP High Income Portfolio and 0.30% for the VIP II Investment Grade Bond Portfolio.


          One-twelfth of the combined annual fee rate is applied to the Portfolio's net assets averaged over the most recent month, giving a dollar amount which is the fee for that month.


          On behalf of the VIP II Asset Manager Portfolio and the VIP II Contrafund Portfolio, FMR has entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc. ("FMR (U.K.)") and Fidelity Management & Research (Far East) Inc. ("FMR Far East"), pursuant to which these entities provide research and investment recommendations with respect to companies based outside the United States. FMR (U.K.) primarily focuses on companies based in Europe while FMR Far East focuses primarily on companies based in Asia and the Pacific Basin. Under the sub-advisory agreements, FMR and not the Portfolios pay FMR (U.K.) and FMR Far East fees equal to 110% and 105%, respectively, of each sub-advisor's costs incurred in connection with its sub-advisory agreement.



          On behalf of the VIP Overseas Portfolio, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and Fidelity International Investment Advisors (FIIA). Under the sub-advisory agreements, FMR may receive investment advice and research services with respect to companies based outside the U.S. and may grant them investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the Portfolio. FIIA, in turn, has entered into a sub-advisory agreement with its wholly owned subsidiary Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.).


          Currently, FMR U.K., FMR Far East, FIIA and FIIAL U.K. each focus on investment opportunities in countries other than the U.S., including countries in Europe, Asia and the Pacific Basin.

          Under the sub-advisory agreements FMR pays the fees of FMR U.K., FMR Far East, and FIIA. FIIA, in turn, pays the fees of FIIAL U.K.

          For providing investment advice and research services the sub-advisors are compensated as follows:

     - FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

     - FMR pays FIIA 30% of its monthly management fee with respect to the average market value of investments held by the Portfolio for which FIIA has provided FMR with investment advice.

     - FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing investment advice and research services.

          For providing investment management services, the sub-advisors are compensated according to the following formulas:

     - FMR pays FMR U.K., FMR Far East, and FIIA 50% of its monthly management fee with respect to the Portfolio's average net assets managed by the sub-advisor on a discretionary basis.

     - FIIA pays FIIAL U.K. 110% of FIIAL U.K.'s costs incurred in connection with providing investment management.

     Each Portfolio utilizes Fidelity Investments Institutional Operations Company ("FIIOC"), an affiliate of FMR, to maintain the master accounts of the participating insurance companies. Under the transfer agent agreement with FIIOC, each Portfolio pays fees based on the type, size, and number of accounts in each Portfolio and the number of transactions made by shareholders of each Portfolio.

     Each Portfolio also has an agreement with Fidelity Service Co. ("Service"), an affiliate of FMR under which each Portfolio pays Service to calculate its daily share prices and to maintain the portfolio and general accounting records of each Portfolio and to administer each Portfolio's securities lending program. The fees for pricing and bookkeeping services are based on each Portfolio's average net assets but must fall within a range of $45,000 to $750,000. The fees for securities lending services are based on the number and duration of individual securities loans.


     FMR may, from time to time, agree to reimburse a Portfolio for management fees and other expenses above a specified percentage of average net assets. Reimbursement arrangements, which may be terminated at any time without notice, will increase a Portfolio's yield. If FMR discontinues a reimbursement arrangement, each Portfolio's expenses will go up and its yield will be reduced. FMR retains the right to be repaid by a Portfolio for expense reimbursements if expenses fall below the limit prior to the end of a fiscal year. Repayment by a Portfolio will lower its yield. FMR has voluntarily agreed to reimburse the management fees and all other expenses (excluding taxes, interest and extraordinary expenses) in excess of 1.50% of the average net assets of the VIP Equity-Income and VIP Growth Portfolios, 1.25% of the average net assets of the VIP II Asset Manager Portfolio and 0.28% of the average net assets of the VIP II Index 500 Portfolio.



     A more extensive description of the VIP Fund and the VIP II Fund, the investment objectives and policies of the Portfolios, the risks, expenses and all other aspects of their operation is contained in the prospectuses for the VIP and VIP II Funds which accompany this Prospectus. You should note that the VIP Fund and VIP II Fund have other investment portfolios that are not available with the variable life insurance policies issued by PMLIC.


NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST


     The Variable Account has two Subaccounts that invest exclusively in shares of Portfolios of the Neuberger & Berman Advisers Management Trust ("AMT") for new business. Like the MS fund, the AMT is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of AMT.



     The Neuberger & Berman Limited Maturity Bond Subaccount and Neuberger & Berman Partners Subaccount of the Variable Account invest in shares of the Limited Maturity Bond Portfolio and Partners Portfolio, respectively, of AMT. (AMT has other investment portfolios that are not offered to the Variable Account or under the Policies.) Shares of these Portfolios are purchased and redeemed by the Variable Account at net asset value without a sales charge. The Variable Account purchases shares of the Portfolios from AMT in accordance with a participation agreement between AMT and PMLIC. The termination provisions of these participation agreements are described below.


     Each Portfolio of AMT invests all of its net investable assets in its corresponding Series (each, a "Series") of Advisers Managers Trust ("Managers Trust"), an open-end management investment company. Each Series invests in securities in accordance with an investment objective, policies and limitations identical to those of its corresponding Portfolio. This "master/feeder fund" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. For more information regarding this structure, see the prospectus for AMT.

     In that the investment objective of each Portfolio matches that of its corresponding Series, the following describes the investment objective of each Series underlying the Portfolio of AMT in which the Subaccounts will invest. The investment experience of each Subaccount depends upon the investment performance of its corresponding Portfolio. There is no assurance that any Portfolio (or the corresponding Series) will achieve its stated objective.


     Limited Maturity Bond Portfolio. The Series corresponding to this Portfolio seeks the highest current income consistent with low risk to principal and liquidity and secondarily, total return, through investment in short to intermediate term debt securities, primarily investment grade.



     Partners Portfolio. The Series corresponding to this Portfolio seeks capital growth through investment in common stocks and other equity securities of medium to large capitalization established companies.



     The Investment Adviser for the Series of Managers Trust corresponding to the Limited Maturity Bond and Partners Portfolios of AMT is Neuberger & Berman Management Incorporated ("N & B Management"). As compensation for its services, N & B Management receives a monthly fee from AMT at the following percentages of daily net assets of the corresponding Portfolio: Limited Maturity Bond
Portfolio -- 0.25% of first $500 million, 0.225% of next $500 million, 0.20% of next $500 million, 0.175% of next $500 million and 0.15% of over $2 billion; Partners Portfolio -- 0.55% of first $250 million, 0.525% of next $250 million, 0.50% of next $250 million, 0.475% of next $250 million, 0.45% of next $500 million, and 0.425% of over $1.5 billion.



     A more extensive description of AMT, the investment objectives of the available Portfolios, the risks, expenses and all other aspects of their operation is contained in the attached prospectuses for the Limited Maturity Bond and Partners Portfolios of AMT which accompany this Prospectus.



VAN ECK WORLDWIDE INSURANCE TRUST



     The Variable Account has four Subaccounts that invest exclusively in shares of Portfolios of Van Eck Worldwide Insurance Trust (the "Van Eck Trust"). Like the MS Fund, the Van Eck Trust is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, each of which represents an interest in a Portfolio of Van Eck Trust.



     The Van Eck Worldwide Bond, Van Eck Worldwide Hard Assets, Van Eck Worldwide Emerging Markets, and Van Eck Worldwide Real Estate Portfolios of the Variable Account invest in shares of the Van Eck Worldwide Bond, Van Eck Worldwide Hard Assets, Van Eck Worldwide Emerging Markets, and Van Eck Worldwide Real Estate Portfolios, respectively, of the Van Eck Trust. Shares of the Van Eck Worldwide Bond, Van Eck Worldwide Hard Assets, Van Eck Worldwide Emerging Markets, and Van Eck Worldwide Real Estate Portfolios are purchased and redeemed by the Variable Account at net asset value without a sales charge. The Variable Account purchases shares of the Portfolios from Van Eck Trust in accordance with a participation agreement between the Van Eck Trust and PMLIC. The termination provisions of this participation agreement are described below.


     The investment objectives of the Portfolios of Van Eck Trust are set forth below. The investment experience of each Subaccount depends upon the investment performance of its corresponding Portfolio. There is no assurance that these Portfolios will achieve their stated objectives.


     Van Eck Worldwide Hard Assets Portfolio seeks long-term capital appreciation by investing globally, primarily in "Hard Assets Securities." Hard Assets Securities include equity securities of Hard Asset Companies and securities, including structured notes, whose value is linked to the price of a Hard Asset commodity or a commodity index. Hard Asset Companies include companies that are directly or indirectly engaged to a significant extent in the exploration, development, production or distribution of one or more of the following (together, Hard assets); (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) gas, petroleum, petrochemicals or other hydrocarbons,
(iv) forest products, (v) real estate and (vi) other basic non-agricultural commodities. Income is a secondary consideration.



     Van Eck Worldwide Bond Portfolio seeks high total return through a flexible policy of investing globally, primarily in debt securities.


     Van Eck Worldwide Emerging Markets Portfolio seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world.

     Van Eck Worldwide Real Estate Portfolio seeks to maximize total return by investing primarily in equity securities of domestic and foreign companies which are principally engaged in the real estate industry or which own significant real estate assets.



     The investment adviser for the Van Eck Worldwide Hard Assets, Van Eck Worldwide Bond and Van Eck Worldwide Real Estate Portfolios is Van Eck Associates Corporation ("Van Eck Associates"). The investment adviser for the Van Eck Worldwide Emerging Markets Portfolio is Van Eck Global Asset Management
(Asia) Limited, a wholly-owned investment adviser subsidiary of Van Eck Associates. As compensation for its services, to the Worldwide Hard Assets and Worldwide Bond Portfolios, Van Eck Associates receives a monthly fee at an annual rate of 1.0% of the first $500 million of the average daily net assets of the Portfolios, 0.90% of the next $250 million of the daily net assets of the Portfolios, and 0.70% of the average daily net assets of the Portfolios in excess of $750 million. As compensation for its services to the Worldwide Emerging Markets Portfolio and Van Eck Worldwide Real Estate Portfolio, Van Eck Associates or its affiliate receives a monthly fee at an annual rate of 1.00% of the Portfolios' average daily net assets.



     A more extensive description of Van Eck Trust, Van Eck Worldwide Hard Assets Portfolio, Van Eck Worldwide Bond Portfolio, Van Eck Worldwide Emerging Markets Portfolio and Van Eck Worldwide Real Estate Portfolio, including each Portfolio's investment objectives and policies, risks, expenses and other aspects of its operations are contained in the Prospectus for the Trust that accompanies this Prospectus.


TERMINATION OF PARTICIPATION AGREEMENTS

     The participation agreements pursuant to which the Funds sell their shares to Subaccounts of the Variable Account contain varying provisions regarding termination. The following summarizes those provisions:

          The Alger American Fund. The Agreement with The Alger American Fund provides for termination: 1) by either party on 60 days written notice to the other; 2) by Alger if the Policies cease to qualify as annuity contracts or life insurance policies under the Code or the Policies are not registered, issued or sold in accordance with applicable laws; 3) by any party in the event of a material irreconcilable conflict; 4) by PMLIC in the event that formal proceedings are initiated against Alger or the distributor by the SEC or another regulator; 5) by PMLIC in the event the Portfolio or trust fails to meet the diversification requirements; 6) by PMLIC if shares are not reasonably available; 7) by PMLIC if shares of the Portfolio are not registered, issued or sold in accordance with applicable laws or applicable law precludes the use of such shares; 8) by PMLIC if Alger fails to qualify as a regulated investment company under Subchapter M of the Code; or 9) by Alger's principal underwriter if it determines that PMLIC has suffered a material adverse change in its business, operation, financial condition or prospects.

          Fidelity Variable Insurance Products Fund and Variable Insurance Products Fund II. The Agreements provide for termination 1) upon six months' advance notice by either party, 2) at PMLIC's option if shares of the Fund are not reasonably available to meet requirements of the policies,
     3) at PMLIC's option if shares of the Fund are not registered, issued, or sold in accordance with applicable laws, if the Fund ceases to qualify as a regulated investment company under the Code or for a Portfolio of the Fund in the event such Portfolio fails to meet diversification requirements under the Code, 4) at the option of the Fund or its principal underwriter if it determines that PMLIC has suffered material adverse changes in its business or financial condition or is subject to material adverse publicity, 5) at the option of PMLIC if the Fund has suffered material adverse changes in its business or financial condition or is a subject of material adverse publicity, or 6) at the option of the Fund or its principal underwriter if PMLIC decides to make another mutual fund available as a funding vehicle for its policies.

          Neuberger & Berman Advisers Management Trust. This Agreement maybe terminated by either party on six months' written notice to the other.


          Van Eck Worldwide Insurance Trust. The agreement with Van Eck Trust provides for termination 1) by PMLIC, Van Eck Trust or Van Eck Trust's distributor upon six months prior written notice or in the event that formal proceedings are initiated against the other party by the SEC or another regulator,

     2) by PMLIC or Van Eck Trust in the event that shares of Van Eck Trust subject to the agreement are not registered, offered or sold in conformity with applicable law or such law precludes the use of Trust shares, 3) by PMLIC upon reasonable notice if shares of one of the then available Portfolios of Van Eck Trust are no longer available or upon sixty days notice if PMLIC should substitute shares of another fund or Fund for those of Van Eck Trust, 4) by PMLIC if a Portfolio fails to meet the diversification and other requirements of the Internal Revenue Code, or PMLIC reasonably believes it may fail to do so, 5) upon assignment of the agreement unless both parties agree to the assignment in writing.


     Should an agreement between PMLIC and a Fund terminate, the Subaccounts that invest in that Fund will not be able to purchase additional shares of such Fund. In that event, Owners will no longer be able to allocate cash values or net premiums to Subaccounts investing in Portfolios of such Fund.

     Additionally, in certain circumstances, it is possible that a Fund or a portfolio of a Fund may refuse to sell its shares to a Subaccount despite the fact that the participation agreement between the Fund and PMLIC has not been terminated. Should a Fund or portfolio of such Fund decide not to sell its shares to PMLIC, PMLIC may not be able to honor requests by Owners to allocate cash values or net premiums to Subaccounts investing in shares of that Fund or portfolio.

     The Company has entered into agreements with the investment advisers of several of the Funds pursuant to which each such investment adviser will pay the Company a servicing fee based upon an annual percentage of the average aggregate net assets invested by the Company on behalf of the Variable Account. These agreements reflect administrative services provided to the Funds by the Company. Payments of such amounts by an adviser will not increase the fees paid by the Funds or their shareholders.

RESOLVING MATERIAL CONFLICTS


     The MS Fund, Alger American, VIP Fund, VIP Fund II, AMT, and Van Eck Trust are used as investment vehicles for variable life insurance policies and variable annuity contracts issued by PMLIC and PLACA, as well as registered separate accounts of other insurance companies offering variable life and annuity contracts. As a result, there is a possibility that a material conflict may arise between the interests of Owners whose policy values are allocated to the Variable Account and the owners of life insurance policies and variable annuities issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.


     In addition, certain funds may sell shares to certain retirement plans qualifying under Section 401 of the Code (including cash or deferred arrangements under Section 401(k) of the Code). As a result, there is a possibility that a material conflict may arise between the interests of Owners of policies generally, or certain classes of Owners, and such retirement plans or participants in such retirement plans.

     In the event of a material conflict, PMLIC will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the Individual Fund Prospectuses for more information.

THE GUARANTEED ACCOUNT

     For information on the Guaranteed Account, see page 41.

                   DETAILED DESCRIPTION OF POLICY PROVISIONS

DEATH BENEFIT

     General. As long as the Policy remains in force, the Insurance Proceeds of the Policy will, upon due proof of the Insured's death (and fulfillment of certain other requirements), be paid to the named Beneficiary in accordance with the designated Death Benefit Option. The proceeds may be paid in cash or under one of the Settlement Options set forth in the Policy. The amount payable under the designated Death Benefit Option will be increased by any additional benefits, and any dividend payable and will be decreased by any outstanding Policy loan and accrued interest and by any unpaid Monthly Deductions.


     Death Benefit Options.  The Policy provides two Death Benefit Options:
Option A and Option B. The Owner designates the Death Benefit Option in the application and may change it as described in "Change in Death Benefit Option," Page 25.


     Option A. The Death Benefit is equal to the greater of: (a) the Face Amount of the Policy and (b) the Policy Account Value on the Valuation Date on or next following the Insured's date of death multiplied by the specified percentage shown in the table below:

ATTAINED AGE   PERCENTAGE   ATTAINED AGE   PERCENTAGE
------------   ----------   ------------   ----------
40 and under      250%           60           130%
     45           215%           65           120%
     50           185%           70           115%
     55           150%      75 through 90     105%
                            95 through 99     100%

For Attained Ages not shown, the percentages will decrease by a ratable portion for each full year.

     Illustration of Option A -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no Policy loan outstanding.

     Under Option A, a Policy with a Face Amount of $200,000 will generally pay a Death Benefit of $200,000. The specified percentage for an Insured under Attained Age 40 on the Policy Anniversary prior to the date of death is 250%. Because the Death Benefit must be equal to or be greater than 2.50 times the Policy Account Value, any time the Policy Account Value exceeds $80,000 the Death Benefit will exceed the Face Amount. Each additional dollar added to the Policy Account Value will increase the Death Benefit by $2.50. Thus, a 35 year old Insured with a Policy Account Value of $150,000 will have a Death Benefit of $375,000 (2.50 X $150,000); a Policy Account Value of $300,000 will yield a Death Benefit of $750,000 (2.50 X $300,000); a Policy Account Value of $400,000 will yield a Death Benefit of $1,000,000 (2.50 X $400,000).

     Similarly, any time the Policy Account Value exceeds $80,000, each dollar taken out of the Policy Account Value will reduce the Death Benefit by $2.50. If at any time, however, the Policy Account Value multiplied by the specified percentage is less than the Face Amount, the Death Benefit will be the Face Amount of the Policy.

     Option B. The Death Benefit is equal to the greater of: (a) the Face Amount of the Policy plus the Policy Account Value and (b) the Policy Account Value multiplied by the specified percentage shown in the table above. (The Policy Account Value in each case is determined on the Valuation Day on or next following the Insured's date of death.)

     Illustration of Option B -- For purposes of this illustration, assume that the Insured is under Attained Age 40 and there is no outstanding Policy loan.

     Under Option B, a Policy with a Face Amount of $200,000 will generally pay a Death Benefit of $200,000 plus the Policy Account Value. Thus, for example, a Policy with a $50,000 Policy Account Value will have a Death Benefit of $250,000 ($200,000 plus $50,000); and a Policy Account Value of $100,000 will yield a Death Benefit of $300,000. Since the specified percentage is 250%, the Death Benefit will be at least 2.50 times the Policy Account Value. As a result, if the Policy Account Value exceeds $133,333, the Death Benefit will be greater than the Face Amount plus the Policy Account Value. Each additional dollar added to the Policy Account Value above $133,333 will increase the Death Benefit by $2.50. An Insured with a Policy Account Value of $150,000 will therefore have a Death Benefit of $375,000 (2.50 X $150,000); a Policy Account Value of $300,000 will yield a Death Benefit of $750,000 (2.50 X $300,000); and a Policy Account Value of $500,000 will yield a Death Benefit of $1,250,000 (2.50 X $500,000).
Similarly, any time the Policy

Account Value exceeds $133,333, each dollar taken out of the Policy Account Value will reduce the Death Benefit by $2.50. If at any time, however, the Policy Account Value multiplied by the applicable percentage is less than the Face Amount plus the Policy Account Value, the Death Benefit will be the Face Amount plus the Policy Account Value.

     Which Death Benefit Option to Choose. If an Owner prefers to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, the Owner should choose Option B. If an Owner is satisfied with the amount of the Insured's existing insurance coverage and prefers to have premium payments and favorable investment performance reflected to the maximum extent in the Policy Account Value, the Owner should choose Option A.

     Change in Death Benefit Option. After the second Policy Year, at any time when the Death Benefit would be the Face Amount (if Option A is in effect) or the Face Amount plus the Policy Account Value (if Option B is in effect), the Death Benefit Option in effect may be changed by sending PMLIC a written request. No charges will be imposed to make a change in the Death Benefit Option. The effective date of any such change will be the Policy Processing Day on or next following the date PMLIC receives the written request.

     If the Death Benefit Option is changed from Option A to Option B, on the effective date of the change, the Death Benefit will not change and the Face Amount will be decreased by the Policy Account Value on that date. However, this change may not be made if it would reduce the Face Amount to less than the Minimum Face Amount.

     If the Death Benefit Option is changed from Option B to Option A, on the effective date of the change, the Death Benefit will not change and the Face Amount will be increased by the Policy Account Value on that date.

     A change in the Death Benefit Option may affect the Net Amount at Risk over time which, in turn, would affect the monthly Cost of Insurance Charge. Changing from Option A to Option B will generally result in a Net Amount at Risk that remains level. Such a change will result in a relative increase in the cost of insurance charges over time because the Net Amount at Risk will, unless the Death Benefit is based on the applicable percentage of Policy Account Value, remain level rather than decreasing as the Policy Account Value increases. Unless the Death Benefit is based on the applicable percentage of Policy Account Value, changing from Option B to Option A will, if the Policy Account Value increases, decrease the Net Amount at Risk over time, thereby reducing the cost of insurance charge.

     The effects of these Death Benefit Option changes on the Face Amount, Death Benefit and Net Amount at Risk can be illustrated as follows. Assume that a contract under Option A has a Face Amount of $500,000 and a Policy Account Value of $100,000 and, therefore, a Death Benefit of $500,000 and a Net Amount at Risk of $400,000 ($500,000 - $100,000). If the Death Benefit Option is changed from Option A to Option B, the Face Amount will decrease from $500,000 to $400,000 but the Death Benefit and Net Amount at Risk would remain the same. Assume that a contract under Option B has a Face Amount of $500,000 and a Policy Account Value of $50,000 and, therefore, the Death Benefit is $550,000 ($500,000 + $50,000) and a Net Amount at Risk of $500,000 ($550,000 - $50,000). If the Death
Benefit Option is changed from Option B to Option A, the Face Amount will increase to $550,000, but the Death Benefit and Net Amount at Risk would remain the same.

     If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Internal Revenue Code for life insurance, PMLIC will not effect the change.


     A change in the Death Benefit Option may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 48).


     How the Death Benefit May Vary. The amount of the Death Benefit may vary with the Policy Account Value. The Death Benefit under Option A will vary with the Policy Account Value whenever the specified percentage of Policy Account Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Policy Account Value because the Death Benefit equals the greater of

(a) the Face Amount plus the Policy Account Value and (b) the Policy Account Value multiplied by the specified percentage.

ABILITY TO ADJUST FACE AMOUNT


     Subject to certain limitations, an Owner may generally, at any time after the second Policy Year, increase or decrease the Policy's Face Amount by submitting a written application to PMLIC. The effective date of the increase or decrease will be the Policy Processing Day on or next following PMLIC's approval of the request. An increase or decrease in Face Amount may have tax consequences. (See "Tax Treatment Of Policy Benefits," Page 48). The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below. Increases and decreases in Face Amount may not be made within 12 months of a previous increase or decrease, as the case may be.


     Increase. A request for an increase in Face Amount may not be for less than $25,000 (or such lesser amount required in a particular state). The Owner may not increase the Face Amount after the Insured's Attained Age 75. To obtain the increase, the Owner must submit an application for the increase and provide evidence satisfactory to PMLIC of the Insured's insurability.

     On the effective date of an increase, and taking the increase into account, the Net Cash Surrender Value must be equal to the Monthly Deductions then due and the expense charge for the increase in Face Amount. If the Net Cash Surrender Value is not sufficient, the increase will not take effect until the Owner makes a sufficient additional premium payment to increase the Net Cash Surrender Value.


     An increase in the Face Amount will generally affect the total Net Amount at Risk which will increase the monthly Cost of Insurance Charges. An increase in Face Amount will increase the amount of any Additional Surrender Charge. A Face Amount increase expense charge will also be deducted. (See "Face Amount Increase Charge," Page 34). In addition, different cost of insurance rates may apply to the increase in insurance coverage. (See "Cost of Insurance," Page 33).



     After increasing the Face Amount, the Owner will have the right: (i) during the Free-Look Period following the effective date of the increase, to have the increase cancelled and receive a credit or refund; and (ii) during the first 24 months following the increase, to exchange the increase in Face Amount for a fixed benefit permanent life insurance policy issued by PMLIC. (See "Conversion Privilege for Increase in Face Amount," Page 40).


     Decrease. The amount of a Face Amount decrease must be for at least $25,000 (or such lesser amount required in a particular state). The Face Amount after any decrease may not be less than the Minimum Face Amount as determined by your Issue Age. To the extent a decrease in the Face Amount could result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Internal Revenue Code, PMLIC will not effect the decrease.

     A decrease in the Face Amount generally will decrease the total Net Amount at Risk which will decrease an Owner's monthly insurance charges. A decrease in the Face Amount may result in the imposition of a surrender charge as of the Policy Processing Day on which the decrease becomes effective. (See "Surrender Charge Upon Decrease in Face Amount," Page 33).

     Any surrender charge applicable to a decrease will be deducted from the Policy Account Value and the remaining surrender charge will be reduced by the amount deducted. The surrender charge will be deducted from the Separate Accounts and the Guaranteed Account based on the proportion that the value in such account bears to the total unloaned Policy Account Value.

     For purposes of determining the cost of insurance charge and surrender charges, any decrease in the Face Amount will reduce the Face Amount in the following order: (a) the Face Amount provided by the most recent increase; (b) the next most recent increases, successively; and (c) the Initial Face Amount.

CHANGES AFFECTING THE DEATH BENEFIT

     The Owner may increase or decrease the Face Amount. In addition, changing the level of premium payments, and, to a lesser extent, making a partial withdrawal of Net Cash Surrender Value may have consequences for the Death Benefit or charges associated therewith. The consequences of each are summarized below.

     A decrease in Face Amount will, subject to applicable percentage limitations, decrease the insurance protection. It will not reduce the Policy Account Value, except for the deduction of any surrender charge applicable to the decrease. The Monthly Deductions will generally be correspondingly lower following the decrease.

     An increase in Face Amount will generally increase the amount of insurance protection, depending on the Policy Account Value and applicable percentage. If the insurance protection is increased, Monthly Deductions will increase as well.

     Under Death Benefit Option A, until the applicable percentage of Policy Account Value exceeds the Face Amount, then (i) if the Owner increases the premium payments from the current level, the amount of insurance protection will generally be reduced, and (ii) if the Owner reduces the premium payments from the current level, the amount of insurance protection will generally be increased.

     Under Death Benefit Option B, until the applicable percentage of Policy Account Value exceeds the Face Amount plus the Policy Account Value, the level of premium payments will not affect the amount of insurance protection. (However, both the Policy Account Value and Death Benefit will be increased if premium payments are increased and reduced if premium payments are reduced.) Under either Death Benefit Option, if the Death Benefit is the applicable percentage of Policy Account Value, then (i) if the Owner increases premium payments from the current level, the amount of insurance protection will increase and (ii) if the Owner reduces the premium payments from the current level, the amount of insurance protection will be lower.


     A partial withdrawal of Net Cash Surrender Value will reduce the Death Benefit. It will not reduce the amount of insurance protection unless the Death Benefit is based on the applicable percentage of Policy Account Value. This is because if the Death Benefit is based on the applicable percentage, the decrease in the Death Benefit will be greater than the amount of a withdrawal. Since the primary use of a partial withdrawal is to withdraw cash which reduces the Policy Account Value, the Net Cash Surrender Value is reduced, thereby increasing the likelihood that the Policy will lapse. (See "Policy Lapse," Page 30).


HOW THE DURATION OF THE POLICY MAY VARY

     The Policy will remain in force as long as the Net Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. When the Net Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by the Owner, the Policy will lapse and terminate without value. Notwithstanding the foregoing, during the first two Policy Years the Policy will not lapse if the Minimum Guarantee Premium has been paid. The Owner has certain rights to reinstate the Policy. (See "Reinstatement," Page 31).

POLICY ACCOUNT VALUE

     The Policy Account Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Separate Accounts, the Guaranteed Account and the Loan Account. The Policy Account Value minus any applicable Surrender Charge or Additional Surrender Charge is equal to the Cash Surrender Value. There is no guaranteed minimum for the portion of the Policy Account Value in any of the Separate Accounts and, because the Policy Account Value on any future date depends upon a number of variables, it cannot be predetermined.

     The Policy Account Value and Cash Surrender Value will reflect the investment performance of the chosen Separate Accounts, the crediting of interest in excess of 4% (the guaranteed minimum) for the

Guaranteed Account and the Loan Account, any Net Premiums paid, any transfers, any partial withdrawals, any loans, any loan repayments, any loan interest paid, and any charges assessed in connection with the Policy.

     Calculation of Policy Account Value. The Policy Account Value is determined first on the Policy Date and thereafter on each Valuation Day. On the Policy Date, the Policy Account Value will be the Net Premiums received less any Monthly Deductions due on the Policy Date. On each Valuation Day after the Policy Date, the Policy Account Value will be:

          (1) The aggregate of the values attributable to the Policy in each Separate Account, determined by multiplying the number of units the Policy has in the Separate Account by the Separate Account's Unit Value on that date;

          (2) The value attributable to the Policy in the Guaranteed Account (See "The Guaranteed Account," Page 41); plus

          (3) The value attributable to the Policy in the Loan Account. (See "Loan Privileges," Page 36).

     Determination of Number of Units for the Separate Accounts. Amounts allocated, transferred or added to a Separate Account under a Policy are used to purchase units of that Separate Account; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a Separate Account equals the number of units purchased minus the number of units redeemed up to such time. For each Separate Account, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

     Determination of Unit Value. The unit value of a Separate Account is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Separate Account on that Valuation Day.

     Net Investment Factor. Each Separate Account or Sub-Account of a Separate Account has its own Net Investment Factor. The Net Investment Factor measures the daily investment performance of a Separate Account or Sub-Account. The factor will increase to reflect investment income and capital gains, realized and unrealized, for the securities of the underlying portfolio or series. The factor will decrease to reflect any capital losses, realized or unrealized, for the securities of the underlying portfolio or series.

     The asset charge for mortality and expense risks and the transaction charge for the Zero Coupon Bond Separate Account will be deducted in determining the applicable Net Investment Factor.

PAYMENT AND ALLOCATION OF PREMIUMS

     Issuance of a Policy. In order to purchase a Policy, an individual must make application to PMLIC through a licensed PMLIC agent who is also a registered representative of 1717 Capital Management Company ("1717") or a broker/dealer having a Selling Agreement with 1717 or a broker/dealer having a Selling Agreement with such a broker/dealer. The Minimum Face Amount of a Policy is $100,000.

     In order to purchase a policy with a Minimum Face Amount from $50,000, the applicant must be associated with an entity for which Provident Mutual has issued at least 10 policies which have a common billing address. No premiums will be accepted in connection with an application until the tenth such policy has been approved for issue. Prior to solicitation of any member of the group, information regarding the name, address, size, type and purpose of the group, the purpose of the insurance, the identity of the premium payor and a description of the solicitation process must be submitted to and approved by PMLIC. PMLIC will not issue any policies for less than the otherwise applicable Minimum Face Amount until the tenth application has been approved. If PMLIC does not issue ten policies for an approved group within 30 days of its approval of solicitation of such group, any applications received from individuals associated with such group will be returned.


     PMLIC reserves the right to revise its rules from time to time to specify a different Minimum Face Amount for subsequently issued policies. The maximum Face Amount for a Policy issued in New York State is $2,500,000. A Policy will be issued only to Insureds who have an Issue Age of 80 or less and who provide

PMLIC with satisfactory evidence of insurability. Acceptance is subject to PMLIC's underwriting rules. PMLIC reserves the right to reject an application for any reason permitted by law. (See "Distribution of Policies," Page 54.)

     At the time the application for a Policy is signed, an applicant can, subject to PMLIC's underwriting rules, obtain temporary insurance protection, pending issuance of the Policy, by answering "no" to the Health Questions of the Temporary Agreement and submitting payment of the Minimum Initial Premium with the Application. The Minimum Initial Premium will equal one sixth of the Minimum Annual Premium. Where Minimum Initial Premium is not submitted with the application, it must be submitted when the Policy is delivered.

     The amount of coverage under the Temporary Agreement is the lesser of the Face Amount applied for or $500,000. Coverage under the agreement will end on the earliest of: (a) the 90th day from the date of the agreement; (b) the date that insurance takes effect under the Policy; (c) the date a policy, other than as applied for, is offered to the Applicant; or (d) five days from the date PMLIC mails a notice of termination of coverage.

     Amount and Timing of Premiums. Each premium payment must be for at least $25. Subject to certain limitations described below, an Owner has considerable flexibility in determining the amount and frequency of premium payments.

     At the time of application, each Owner will select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payment. The Owner is entitled to receive a premium reminder notice from PMLIC at the specified interval. The Owner may change the Planned Periodic Premium frequency and amount. Also, under the Automatic Payment Plan, the Owner can select a monthly payment schedule pursuant to which premium payments will be automatically deducted from a bank account or other source, rather than being "billed".

     Unless prohibited by a particular state (i.e., New York) any payments made while there is an outstanding Policy loan will be applied as loan repayments, unless PMLIC is notified in writing that the amount is to be applied as a premium payment. (Payments made under New York Policies will be treated as premium payments and will only be applied as loan repayments if the Owner specifically requests). The Owner is not required to pay the Planned Periodic Premiums in accordance with the specified schedule. The Owner has the flexibility to alter the amount, frequency and time period over which premiums are paid. Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force. Instead, the duration of the Policy depends upon the Policy's Net Cash Surrender Value. Thus, even if Planned Periodic Premiums are paid, the Policy will lapse whenever the Net Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy and if a Grace Period expires without an adequate payment by the Owner.

     Premium Limitations. With regard to a Policy's inside build-up, the Internal Revenue Code of 1986 (the "Code") provides for exclusion of the Death Benefit from gross income if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed such limits. If at any time a premium is paid which would result in total premiums exceeding such limits, PMLIC will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. The excess will be refunded. Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of a Policy's Death Benefit over the Policy's Cash Surrender Value would still be excludable from gross income under the Code.


     The maximum premium limitations set forth in the Code depend in part upon the amount of the Death Benefit at any time. As a result, any Policy changes which affect the amount of the Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, PMLIC will not effect such change. (See "Federal Income Tax Considerations," Page 47).

     Unless the Insured provides satisfactory evidence of insurability, PMLIC reserves the right to limit the amount of any premium payment if it increases the Death Benefit more than it increases the Policy Account Value.

     Allocation of Net Premiums. The Net Premium equals the premium paid less the Premium Expense Charge. The application for the Policy will indicate how Net Premiums should be allocated among the Separate Accounts and/or the Guaranteed Account. The percentages of each Net Premium that may be allocated to any account must be in whole numbers and the sum of the allocation percentages must be 100%. PMLIC will allocate the Net Premiums on the date it receives such premium at its Home Office.

     Where state law requires a refund of premiums paid when a policy is returned under the Free-Look provision (See "Free-Look for Policy," Page 40) any portion of the Initial Premium and any subsequent premiums received by PMLIC before the expiration of a 15-day period beginning on the later of the Policy Issue Date or the date PMLIC receives the Minimum Initial Premium, which are to be allocated to the Separate Accounts will be allocated to the Money Market Separate Account. At the end of the 15-day period, PMLIC will allocate the amount in the Money Market Separate Account to each of the chosen Separate Accounts based on the proportion that the allocation percentage for such Separate Account bears to the sum of the Separate Account premium allocation percentages.

     For example, assume a Policy was issued with Net Premiums allocated 25% to the Growth Separate Account, 25% to the Bond Separate Account and 50% to the Guaranteed Account. During the 15-day period stated above, 50% (25% + 25%) of the premiums will be allocated to the Money Market Separate Account. At the end of the 15-day period, 50% (25% / 50%) of the amount in the Money Market Separate Account will be transferred to the Growth Separate Account and 50% to the Bond Separate Account.

     For premium payments received after the 15-day period, Net Premiums will be allocated based on the allocation percentages then in effect. The allocation schedules may be changed at any time by providing PMLIC with written notice.

     The values of the Separate Accounts will vary with their investment experience and the Owner bears the entire investment risk. Owners should periodically review their allocation schedule in light of market conditions and the Owner's overall financial objectives.

     Transfers. The Owner may transfer the Policy Account Value between and among the Separate Accounts, the Subaccounts of the Variable Account and the Guaranteed Account by making a written transfer request to PMLIC. The amount transferred each time must be at least $1,000, unless the total value in an account is less than $1,000, in which case the entire amount will be transferred. Transfers between and among the Separate Accounts (and/or Subaccounts) are made as of the Valuation Day that the request for transfer is received at the Home Office.

     The Owner may, at any time, transfer all or part of the amount in one of the Separate Accounts (or Subaccount) to another Separate Account (or Subaccount) and/or to the Guaranteed Account. (For transfers from the Guaranteed Account to the Separate Accounts, see "Transfers from Guaranteed Account," Page
42).

     After four transfers have been made in any Policy Year, a $25 transfer charge will be deducted from each transfer during the remainder of such Policy Year. All transfers included in a request are treated as one transfer transaction. Transfers resulting from Policy loans, the exercise of exchange privileges, and the reallocation from the Money Market Separate Account following the 15-day period after the Issue Date, will not be subject to a transfer charge and will not count against the four free transfers in any Policy Year. Under present law, transfers are not taxable transactions.

     Policy Lapse. The failure to make a premium payment will not itself cause a Policy to lapse. Lapse will only occur when the Net Cash Surrender Value is insufficient to cover the Monthly Deductions and other charges under the Policy and the Grace Period expires without a sufficient payment. During the first two Policy Years, the Policy will not lapse if the Minimum Guarantee Premium has been paid.

     The Policy provides for a 61-day Grace Period that is measured from the date on which notice is sent by PMLIC. Thus, the Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. In order to prevent lapse, the Owner must during the Grace Period make a premium payment equal to three Monthly Deductions. The notice sent by PMLIC will specify the payment required to keep the Policy in force. Failure to make a sufficient payment within the Grace Period will result in lapse of the Policy without value.

     Reinstatement. A Policy that lapses without value may be reinstated at any time within three years (or longer period required in a particular state) after the expiration of the Grace Period and before the Final Policy Date by submitting evidence of the Insured's insurability satisfactory to PMLIC and payment of an amount sufficient to keep the Policy in force for at least three months following the effective date of reinstatement, which is the date the reinstatement application is approved. Upon reinstatement, the Policy Account Value will be based upon the premium paid to reinstate the Policy and the Policy will be reinstated with the same Policy Date as it had prior to the lapse.

                             CHARGES AND DEDUCTIONS


     Charges will be deducted in connection with the Policy to compensate PMLIC for (a) providing the insurance benefits set forth in the Policy; (b) administering the Policy; (c) assuming certain risks in connection with the Policy; and (d) incurring expenses in distributing the Policy. In the event that there are any profits from fees and charges deducted under the Policy, including but not limited to mortality and expense risk charges, such profits could be used to finance the distribution of the contracts.


PREMIUM EXPENSE CHARGE

     Prior to allocation of Net Premiums, premiums paid are reduced by a Premium Expense Charge which consists of a Premium Tax Charge and a Percent of Premium Charge.

     Premium Tax Charge. Various states and some of their subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state and range from 0.75% to 3.5%. A deduction of a percentage of the premium will be made from each premium payment. The applicable percentage will be based on the rate for the Insured's residence.

     Percent of Premium Sales Charge. A percent of premium will be deducted from each premium payment to partially compensate PMLIC for the cost of selling the Policy. This charge is currently 1.5% but may be increased to an amount that will not exceed 3.0%. Such an increase will only apply to Policies issued after the date of such increase, unless regulatory approval is obtained permitting application of the increase to outstanding Policies.

SURRENDER CHARGES

     A Surrender Charge, which consists of a Deferred Administrative Charge and a Deferred Sales Charge, is imposed if the Policy is surrendered or lapses at any time before the end of the tenth Policy Year. A portion of this Surrender Charge will be deducted if the Owner decreases the Initial Face Amount before the end of the tenth Policy Year. An Additional Surrender Charge, which is a Deferred Additional Sales Charge, will be imposed if the Policy is surrendered or lapses at any time within ten years after the effective date of an increase in Face Amount. A portion of an Additional Surrender Charge also will be deducted if the related increment of Face Amount is decreased within ten years after such increase took effect.

     These surrender charges are designed partially to compensate PMLIC for the cost of administering and selling the Policy, including agent sales commissions, the cost of printing the prospectuses and sales literature, and any advertising and underwriting costs. PMLIC does not expect the surrender charges to cover all of these costs. To the extent that they do not, PMLIC will cover the short-fall from its general account assets, which may include profits from the mortality and expense risk charge.

     Deferred Administrative Charge. The Deferred Administrative Charge is as follows:

               CHARGE PER $1,000 FACE AMOUNT
              -------------------------------
POLICY YEAR             ISSUE AGES
------------  -------------------------------
              1-5      15       25     35-80
              ----   ------   ------   ------
1-6            0     $1.00    $2.00    $3.00
7              0      0.80     1.60     2.40
8              0      0.60     1.20     1.80
9              0      0.40     0.80     1.20
10             0      0.20     0.40     0.60
11             0         0        0        0

     For Issue Ages not shown, the charge will increase by a ratable portion for each full year. The actual Deferred Administrative Charge will be the charge described above less the amount of any Deferred Administrative Charge previously paid at the time of a decrease in Face Amount.

     Deferred Sales Charge. The Deferred Sales Charge will not exceed the Maximum Deferred Sales Charge specified in the Policy. During Policy Years 1 through 6, this maximum equals 50% of the Surrender Charge target premium (which is an amount, based on the Initial Face Amount, Issue Age, Sex and Premium Class of the Insured, used solely for the purpose of calculating the Deferred Sales Charge) for the Face Amount. It equals 40% of that target premium during Policy Year 7, 30% during Policy Year 8, 20% during Policy Year 9, 10% during Policy Year 10, and 0% during Policy Years 11 and later. The Deferred Sales Charge actually imposed will equal the lesser of this maximum and an amount equal to 27% of the premiums actually received during the first Policy Year up to one Surrender Charge target premium plus 6% of all other premiums paid to the date of surrender or lapse, less any Deferred Sales Charge previously paid at the time of a decrease in Face Amount.

     Additional Surrender Charge. A Deferred Additional Sales Charge is associated with each increase in Face Amount. Each Additional Surrender Charge is calculated in a manner similar to the Deferred Sales Charge associated with the Initial Face Amount. The Maximum Additional Surrender Charge for an increase in Face Amount is 50% of the target premium for that increase (which is an amount based upon the amount of the increase, Attained Age, Sex and Premium Class of the Insured at the time of such increase). This maximum remains level for six years following the effective date of an increase. It equals 40% of that target premium during the seventh year, and declines by 10% per year to 0% by the beginning of the eleventh year after the effective date of the increase. The Deferred Additional Sales Charge actually deducted will equal the lesser of this maximum and 27% of premiums received, up to the first target premium for that increase, during the first twelve policy months after an increase and 6% of all premiums thereafter, less any Deferred Additional Sales Charge for such increase previously paid at the time of a decrease in Face Amount. As explained below, only a portion of premiums received after the effective date of an increase will be counted for this purpose. However, as described in the following paragraph, a portion of the Policy Account Value on the effective date of an increase also will be considered a "premium" for purposes of calculating the amount of each Deferred Additional Sales Charge.

     Additional premium payments may not be required to fund a requested increase in Face Amount. Instead, a special method, based on a guideline annual premium calculated according to SEC rules, is used to allocate a portion of the existing Policy Account Value to the increase and to allocate subsequent premium payments between the Initial Face Amount and the increase. The Policy Account Value is allocated according to the ratio between the SEC guideline annual premium for the Initial Face Amount and the SEC guideline annual premium for the total Face Amount on the effective date of the increase before any deductions are made. For example, if the guideline annual premium is equal to $4,500 before an increase and is equal to $6,000 after an increase, the Policy Account Value on the effective date of the increase would be allocated 75% ($4,500/$6,000) to the Initial Face Amount and 25% to the increase. Premium payments made on or after the effective date of the increase are allocated between the Initial Face Amount and the increase using the same ratio as is used to allocate the Policy Account Value. In the event there is more than one increase in

Face Amount, SEC guideline annual premiums for each increment of Face Amount are used to allocate Policy Account Values and premium payments among the various increments of Face Amounts.

     Surrender Charge Upon Decrease in Face Amount. A surrender charge may be deducted on a decrease in Face Amount. In the event of a decrease, the surrender charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. If there have been no increases in Face Amount, the fraction will be determined by dividing the amount of the decrease by the current Face Amount and multiplying the result by the Surrender Charge. If more than one Surrender Charge is in effect (i.e., pursuant to one or more increases in Face Amount), the surrender charge will be applied in the following order: (1) the most recent increase followed by (2) the next most recent increases, successively, and (3) the Initial Face Amount. Where a decrease causes a partial reduction in an increase or in the Initial Face Amount, a proportionate share of the Surrender Charge for that increase or for the Initial Face Amount will be deducted.

     Allocation of Surrender Charges. The Surrender Charges will be deducted from the Policy Account Value. For surrender charges resulting from Face Amount decreases, that part of any such surrender charge will reduce the Policy Account Value and will be allocated among the accounts based on the proportion that the value in each of the Separate Accounts and the Guaranteed Account Value bear to the total unloaned Policy Account Value.

MONTHLY DEDUCTIONS

     Charges will be deducted from the Policy Account Value on the Policy Date and on each Policy Processing Day to compensate PMLIC for administrative expenses and for the insurance coverage provided by the Policy. The Monthly Deduction consists of four components -- (a) the cost of insurance, (b) insurance underwriting and expenses in connection with issuing the Policy, (c) administrative expenses, and (d) the cost of any additional benefits provided by rider. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction may vary in amount from month to month. The Monthly Deduction will be deducted from the Separate Accounts and the Guaranteed Account in accordance with the allocation percentages for Monthly Deductions chosen by the Owner at the time of application, or as later changed by PMLIC pursuant to the Owner's written request. If a monthly deduction cannot be made on the basis of the allocation schedule then in effect, the deduction will be made based on the allocation of Policy Account Value among the Owner's Guaranteed Account Value and the value in any Separate Account and/or Subaccount.

     Cost of Insurance. Because the cost of insurance depends upon several variables, the cost for each Policy Month can vary. PMLIC will determine the monthly Cost of Insurance Charge by multiplying the applicable cost of insurance rate or rates by the Net Amount at Risk for each Policy Month.

     The Net Amount at Risk on any Policy Processing Day is the amount by which the Death Benefit exceeds the Policy Account Value. The Net Amount at Risk is determined separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, the Policy Account Value is first considered part of the Initial Face Amount. If the Policy Account Value exceeds the Initial Face Amount, it is considered as part of any increases in Face Amount in the order such increases took effect.

     A cost of insurance rate is also determined separately for the Initial Face Amount and any increases in Face Amount. In calculating the cost of insurance charge, the rate for the Premium Class on the Policy Date is applied to the Net Amount at Risk for the Initial Face Amount. For each increase in Face Amount, the rate for the Premium Class applicable to the increase is used. If, however, the Death Benefit is calculated as the Policy Account Value times the specified percentage, the rate for the Premium Class for the Initial Face Amount will be used for the amount of the Death Benefit in excess of the total Face Amount.

     Any change in the Net Amount at Risk will affect the total cost of insurance charges paid by the Owner.

     Cost of Insurance Rate. The cost of insurance rate will be based on the Attained Age, Sex, Premium Class of the Insured and Duration. The actual monthly cost of insurance rates will be based on PMLIC's expectations as to future mortality and expense experience. They will not, however, be greater than the guaranteed maximum cost of insurance rates set forth in the Policy. These guaranteed maximum rates are based on the Insured's Attained Age, Sex, Premium Class, and the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Table. For Policies issued in states which require "unisex" policies (currently Montana) or in conjunction with employee benefit plans, the maximum cost of insurance charge depends only on the Insured's Age, Premium Class and the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB. Any change in the cost of insurance rates will apply to all persons of the same Attained Age, Sex, and Premium Class and Duration.

     Premium Class. The Premium Class of the Insured will affect the cost of insurance rates. PMLIC currently places Insureds into standard classes and classes with extra ratings, which reflect higher mortality risks. In an otherwise identical Policy, an Insured in the standard class will have a lower cost of insurance than an Insured in a class with extra ratings. The Standard Premium Class is divided into three categories: smoker, nonsmoker and preferred. Nonsmoking insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers in the same Premium Class. Preferred Insureds will generally incur lower cost of insurance rates than Insureds who are classified as nonsmokers.

     Since the nonsmoker designation is not available for Insureds under Attained Age 21, shortly before an Insured attains age 21, PMLIC will notify the Insured about possible classification as a nonsmoker and will send the Insured an Application for Change in Premium Class. If the Insured does not qualify as a nonsmoker or does not return the application, cost of insurance rates will remain as shown in the Policy. However, if the Insured returns the application and qualifies as a nonsmoker, the cost of insurance rates will be changed to reflect the nonsmoker classification.

     Administrative Charges. PMLIC administers the Policy and the Separate Accounts and, therefore, will incur certain ordinary administrative expenses and certain issuance expenses. There are two administrative charges, the Initial Administrative Charge and the Monthly Administrative Charge.

     Initial Administrative Charge. An Initial Administrative Charge of $17.50 will be deducted from the Policy Account Value on each of the first 12 Policy Processing Days as part of the Monthly Deduction. The Initial Administrative Charge is intended to reimburse PMLIC for administrative expenses in connection with the issuance of the Policy, including medical exams, review of applications for insurance, underwriting decisions and processing of the applications, establishing Policy records, and Policy issue.

     Monthly Administrative Charge. A Monthly Administrative Charge (presently $7.50) will be deducted from the Policy Account Value on the Policy Date and each Policy Processing Day as part of the Monthly Deduction. This charge may be increased, but in no event will it be greater than $12 per month. This charge is intended to reimburse PMLIC for ordinary administrative expenses expected to be incurred, including record keeping, processing claims and certain Policy changes, preparing and mailing reports, and overhead costs.

     Additional Benefit Charges. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges will be specified in the applicable Rider.

FACE AMOUNT INCREASE CHARGE

     If the Face Amount is increased, an increase charge will be deducted from the Policy Account Value on the effective date of such increase. This charge, equal to $50 plus $1.00 per $1,000 Face Amount increase, will be deducted from the accounts based on the allocation schedule for Monthly Deductions in effect at such time. This charge may be increased, but in no event will it be greater than $50 plus $3.00 per $1,000 Face Amount increase. This charge is intended to reimburse PMLIC for administrative expenses in connection with the Face Amount increase, including medical exams, review of the application for the increase, underwriting decisions and processing of the application, and changing Policy records and the Policy.

PARTIAL WITHDRAWAL CHARGE

     A charge of $25 will be deducted from the Policy Account Value for each partial withdrawal of Net Cash Surrender Value. This charge is intended to compensate PMLIC for the administrative costs in effecting the requested payment and in making all calculations which may be required by reason of the partial withdrawal.

TRANSFER CHARGE

     After four transfers have been made in any Policy Year, a transfer charge of $25 will be deducted for each transfer during the remainder of such Policy Year to compensate PMLIC for the costs of processing such transfers.

     The transfer charge will be deducted from the amount being transferred. The transfer charge will not apply to transfers resulting from Policy loans, the exercise of special transfer rights and the initial reallocation of account values from the Money Market Separate Account to other Separate Accounts. These transfers will not count against the four free transfers in any Policy Year.

CHARGES AGAINST THE SEPARATE ACCOUNTS

     Mortality and Expense Risk Charge. A daily charge will be deducted from the value of the net assets of the Separate Accounts to compensate PMLIC for mortality and expense risks assumed in connection with the Policy. This charge will be deducted at an annual rate of 0.75% (or a daily rate of .002055%) of the average daily net assets of each Separate Account. This charge may be increased, but in no event will it be greater than an annual rate of 0.90% of the average daily net assets of each Separate Account. The mortality risk assumed by PMLIC is that Insureds may live for a shorter time than projected and, therefore, greater death benefits than expected will be paid in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges provided in the Policy.

     If the Mortality and Expense Risk Charge proves insufficient, PMLIC will provide for all death benefits and expenses and any loss will be borne by PMLIC. Conversely, PMLIC will realize a gain from this charge to the extent all money collected from this charge is not needed to provide for benefits and expenses under the Policies.

     Asset Charge Against Zero Coupon Bond Separate Account. PMLIC makes a daily asset charge against the assets of the Zero Coupon Bond Separate Account. This charge is to reimburse PMLIC for transaction charges paid directly by PMLIC to Merrill Lynch, Pierce, Fenner & Smith on the sale of Zero Coupon Trust units to the Zero Coupon Bond Separate Account. PMLIC pays these amounts from General Account assets. The amount of the asset charge currently is equivalent to an annual rate of 0.25% (.000685% per day) of the average daily net assets of each Sub-Account. This amount may be increased in the future, but in no event will it exceed an annual rate of 0.50%. The charge will be cost-based (taking into account a loss of interest) with no anticipated element of profit for PMLIC.

OTHER CHARGES

     The Separate Accounts purchase shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. The fees and expenses for the Funds and their Portfolios are described briefly in connection with a general description of each Fund.

     More detailed information is contained in the Funds and the Zero Coupon Trust Prospectuses which are attached to or accompany this Prospectus.

                                CONTRACT RIGHTS

LOAN PRIVILEGES

     General. The Owner may at any time after the Issue Date borrow money from PMLIC using the Policy as the only security for the loan. The Owner may obtain Policy loans in a minimum amount of $500 (or such lesser minimum required in a particular state) but not exceeding the Policy's Net Cash Surrender Value on the date of the loan. While the Insured is living, the Owner may repay all or a portion of a loan and accrued interest.

     Interest Rate Charged. The interest rate charged on Policy loans will be at the fixed rate of 6% per year. Interest is due at the end of each Policy Year. If interest is not paid when due, it will be added to the loan balance and bear interest at the same rate.

     Allocation of Loans and Collateral. PMLIC will allocate the amount of a Policy loan among the Separate Accounts (and Subaccounts) and/or the Guaranteed Account based upon the proportion that the value of the Separate Accounts (and Subaccounts) and/or the Guaranteed Account Value bear to the total unloaned Policy Account Value at the time the loan is made.

     The collateral for a Policy loan will be the loan amount plus accrued interest to the next Policy Anniversary, less interest at 4% per annum which will be earned to such Policy Anniversary. PMLIC will deduct the collateral for the loan from each account based on the loan allocation and transfer this amount to the Loan Account. The collateral for any existing loan will be recalculated:
(a) when loan interest is repaid or treated as part of the loaned amount; (b) when a new loan is made; and (c) when a loan repayment is made. A transfer to or from the Loan Account will be made to reflect any recalculation of collateral. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including due and unpaid interest added to the loan balance) minus any loan repayments.

     Interest Credited to Loan Account. As long as the Policy is in force, PMLIC will credit the amount in the Loan Account with interest at effective annual rates it determines, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of determination. Loan interest credited will be transferred to the accounts: (1) when loan interest is paid or treated as part of the loaned amount; (2) when a loan repayment is made; and (3) when a new loan is made.


     PMLIC currently credits 4.5% interest annually to the amount in the Loan Account until the policy's 10th anniversary or until Attained Age 65, whichever is later, and 5.5% annually thereafter.


     Effect of Policy Loan. Policy loans, whether or not repaid, will have a permanent effect on the Policy Account Value, the Cash Surrender Value, and Net Cash Surrender Value and may permanently affect the Death Benefit under the Policy. The effect on the Policy Account Value and Death Benefit could be favorable or unfavorable, depending on whether the investment performance of the Separate Accounts (or Subaccounts) and the interest credited to the Guaranteed Account is less than or greater than the interest being credited on the assets in the Loan Account while the loan is outstanding. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate is less than the investment experience of assets held in the Separate Accounts and interest credited to the Guaranteed Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Proceeds will be reduced by the amount of any outstanding Policy loan.

     Loan Repayments. Unless prohibited by a particular state, PMLIC will assume that any payments made while there is an outstanding loan on the Policy is a loan repayment, unless it receives written instructions that it is a premium payment. Repayments up to the amount of the outstanding loan will be allocated to the accounts based on the amount of the outstanding loan allocated to each account as of the date of repayment; any repayment in excess of the amount of the outstanding loan will be allocated to the accounts based on the amount of interest due on the portion of the outstanding loan allocated to each account. For this purpose, the amount of the interest due is determined as of the next Policy Anniversary.


     Lapse With Loans Outstanding. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Net Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. (See "How the Duration of the Policy May Vary," Page 27 and "Policy Lapse," Page 31.) In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse tax consequences. (See "Tax Treatment of Policy Benefits," Page 48.)


     Tax Considerations. Any loans taken from a "Modified Endowment Contract" will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Distributions from Policies Classified as Modified Endowment Contracts," Page 48).

SURRENDER PRIVILEGE

     At any time before the earlier of the death of the Insured and the Final Policy Date, the Owner may surrender the Policy for its Net Cash Surrender Value. The Net Cash Surrender Value is the Policy Account Value minus any Policy loan and accrued interest and less any surrender charges. The Net Cash Surrender Value will be determined by PMLIC on the date it receives, at its Home Office, a surrender request signed by the Owner. Coverage under the Policy will end on the day the Owner mails or otherwise sends the written surrender request to PMLIC.


     A surrender may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 48).


PARTIAL WITHDRAWAL OF NET CASH SURRENDER VALUE

     After first Policy Year, any time before the earlier of the death of the Insured and the Final Policy Date, the Owner may withdraw a portion of the Policy's Net Cash Surrender Value. The minimum amount which may be withdrawn is $1,500. A withdrawal charge will be deducted from the Policy Account Value. A partial withdrawal will not result in the imposition of pro-rata surrender charges.

     The withdrawn amount and expense charge will be allocated based on the proportion that the value in the Separate Accounts (or any Subaccount) and the Guaranteed Account Value bear to the total unloaned Policy Account Value.

     The effect of a partial withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option in effect and whether the Death Benefit is based on the applicable percentage of Policy Account Value. (See "Death Benefit Options," Page 24.)

     Option A. The effect of a partial withdrawal on the Face Amount and Death Benefit under Option A can be described as follows:

          If the Death Benefit equals the Face Amount, a partial withdrawal will reduce the Face Amount and the Death Benefit by the amount of the partial withdrawal.

          For the purposes of this illustration (and the following illustrations of partial withdrawals), assume that the Attained Age of the Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for an Insured with an Attained Age under 40.

          Under Option A, a contract with a Face Amount of $300,000 and a Policy Account Value of $30,000 will have a Death Benefit of $300,000. Assume that the policyowner takes a partial withdrawal of $10,000. The partial withdrawal will reduce the Policy Account Value to $19,975
     ($30,000 - $10,000 - $25) and the Death Benefit and Face Amount to $290,000 ($300,000 - $10,000).

          If the Death Benefit immediately prior to the partial withdrawal is based on the applicable percentage of Policy Account Value, the Face Amount will be reduced by an amount equal to the amount of the partial withdrawal. The Death Benefit will be reduced to equal the greater of (a) the Face Amount after the partial withdrawal, and (b) the applicable percentage of the Policy Account Value after deducting the amount of the partial withdrawal and the expense charge.

          Under Option A, a policy with a Face Amount of $300,000 and a Policy Account Value of $300,000 will have a Death Benefit of $750,000. Assume that the policyowner takes a partial withdrawal of $49,975. The partial withdrawal will reduce the Policy Account Value to $250,000 ($300,000 - $49,975 - $25) and the Face Amount to $250,025 ($300,000 - $49,975). The
     Death Benefit is the greater of (a) the Face Amount of $250,025 and (b) the applicable percentage of the Policy Account Value $625,000 ($250,000 X 2.5). Therefore, the Death Benefit will be $625,000.

     Option B. The Face Amount will never be decreased by a partial withdrawal. A partial withdrawal will, however, always decrease the Death Benefit.

          If the Death Benefit equals the Face Amount plus the Policy Account Value, a partial withdrawal will reduce the Policy Account Value by the amount of the partial withdrawal and expense charge and thus the Death Benefit will also be reduced by the amount of the partial withdrawal and the expense charge.

          Under Option B, a policy with a Face Amount of $300,000 and a Policy Account Value of $90,000 will have a Death Benefit of $390,000 ($300,000 + $90,000). Assume the policyowner takes a partial withdrawal of $20,000. The partial withdrawal will reduce the Policy Account Value to $69,975
     ($90,000 - $20,000 - $25) and the Death Benefit to $369,975 ($300,000 +
     $69,975). The Face Amount is unchanged.

          If the Death Benefit immediately prior to the partial withdrawal is based on the applicable percentage of Policy Account Value, the Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Policy Account Value after deducting the partial withdrawal and expense charge and (b) the applicable percentage of Policy Account Value after deducting the amount of the partial withdrawal and the expense charge.

          Under Option B, a policy with a Face Amount of $300,000 and a Policy Account Value of $300,000 will have a Death Benefit of $750,000
     ($300,000 X 2.5). Assume the policyowner takes a partial withdrawal of $149,975. The partial withdrawal will reduce the Policy Account Value to $150,000 ($300,000 - $149,975 - $25) and the Death Benefit to the greater of (a) the Face Amount plus the Policy Account Value $450,000
     ($300,000 + $150,000) and (b) the Death Benefit based on the applicable percentage of the Policy Account Value $375,000 ($150,000 X 2.5). Therefore, the Death Benefit will be $450,000. The Face Amount is unchanged.

     Any decrease in Face Amount due to a partial withdrawal will first reduce the most recent increase in Face Amount, then the most recent increases, successively, and lastly, the Initial Face Amount.

     Because a partial withdrawal can affect the Face Amount and the Death Benefit as described above, a partial withdrawal may also affect the Net Amount at Risk which is used to calculate the cost of insurance charge under the Policy. (See "Cost of Insurance," Page 33). A request for partial withdrawal may not be allowed if or to the extent such withdrawal would reduce the Face Amount below the Minimum Face Amount for the Policy. Also, if a partial withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, PMLIC will not allow such partial withdrawal.


     A partial withdrawal of Net Cash Surrender Value may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page 48).


ACCELERATED DEATH BENEFIT

     Applicants residing in states that have approved the Accelerated Death Benefit Rider (the "ADBR") may elect to add it to their Policy at issue, subject to PMLIC receiving satisfactory additional evidence of insurability. The ADBR is not yet available in all states and the terms under which it is available may vary from state-to-state. There is no assurance that the ADBR will be approved in all states or that it will be approved under the terms described herein.

     The ADBR permits the Owner to receive, at his or her request and upon approval by PMLIC, an accelerated payment of part of the Policy's Death Benefit when one of the following two events occurs:

     1. Terminal Illness. The Insured develops a non-correctable medical condition which is expected to result in his or her death within 12 months; or

     2. Permanent Confinement to a Nursing Care Facility. The Insured has been confined to a Nursing Care Facility for 180 days and is expected to remain in such a facility for the remainder of his or her life.

     There is no charge for adding the ADBR to a Policy. However, an administrative charge, currently $100 and not to exceed $250, will be deducted from the accelerated death benefit at the time it is paid.

     Tax Consequences of the ADBR. The Federal Income tax consequences associated with adding the ADBR or receiving the accelerated death benefit are uncertain. Accordingly, we urge you to consult a tax adviser before adding the ADBR to your Policy or requesting an accelerated death benefit.

     Amount of the Accelerated Death Benefit. The ADBR provides for a minimum accelerated death benefit payment of $10,000 and a maximum benefit payment equal to 75% of the Eligible Death Benefit less 25% of any outstanding policy loans and accrued interest. The ADBR also restricts the total of the accelerated death benefits paid from all life insurance policies issued to an Owner by PMLIC and its subsidiaries to $250,000. This $250,000 maximum may be increased, as provided in the ADBR, to reflect inflation. The term Eligible Death Benefit under the ADBR means:

     The Insurance Proceeds payable under a Policy if the Insured died at the time a claim for an accelerated death benefit is approved by PMLIC, minus:

          1. any dividend accumulations;
          2. any dividends due and not paid;
          3. any dividend payable at death if the Insured died at such time;
          4. any Premium Refund payable at death if the Insured died at such time; and
          5. any insurance payable under the terms of any other rider attached to a Policy.

     An Owner may request only one accelerated death benefit payment (except to pay premiums and policy loan interest) and there are no restrictions on the Owner's use of the benefit. An Owner may elect to receive the accelerated death benefit payment in a lump sum or in 12 or 24 equal monthly installments. If installments are elected and the Insured dies before all of the payments have been made, the present value (at the time of the Insured's death) of the remaining payments and the remaining Insurance Proceeds at Death under the Policy will be paid to the Beneficiary in a lump sum.

     Conditions for Receipt of the Accelerated Death Benefit. In order to receive an accelerated death benefit payment, a Policy must be in force other than as Extended Term Insurance and an Owner must submit Due Proof of Eligibility and a completed claim form to PMLIC at its Home Office. Due Proof of Eligibility means a written certification (described more fully in the ADBR) in a form acceptable to PMLIC, from a treating physician stating that the Insured has a Terminal Illness or is expected to be permanently confined in a Nursing Care Facility.

     PMLIC may request additional medical information from an Owner's physician and/or may require an independent physical examination (at its expense) before approving the claim for payment of the accelerated death benefit. PMLIC will not approve a claim for an accelerated death benefit payment if a Policy is assigned in whole or in part, if the Terminal Illness or Permanent Confinement is the result of intentionally self-inflicted injury or if the Owner is required to elect it in order to meet the claims of creditors or to obtain a government benefit.

     Operation of the ADBR. The ADBR provides that the accelerated death benefit be made in the form of a policy loan up to the amount of the maximum loan available under a Policy at the time the claim is approved. Therefore, a request for an accelerated death benefit payment in an amount less than or equal to the maximum loan available at that time will result in a policy loan being made in the amount of the requested benefit. This policy loan operates as would any loan under the Policy.

     To the extent that the amount of a requested accelerated death benefit payment exceeds the maximum available loan amount, the benefit will be advanced to the Owner and a lien will be placed on the Death Benefit payable under the Policy (the "death benefit lien") in the amount of this advance. Under the ADBR, interest will accrue daily, at a rate determined as described in the ADBR, on the amount of this advance and upon the death of the Insured the amount of the advance and accrued interest thereon will be subtracted from the amount of Insurance Proceeds at Death.

     Effect on Existing Policy. The Insurance Proceeds at Death otherwise payable under a Policy at the time of an Insured's death will be reduced by the amount of any death benefit lien and accrued interest thereon. If the Owner makes a request for a surrender, a policy loan or a withdrawal, the Policy's Net Cash Surrender Value and Loan Value will be reduced by the amount of any outstanding death benefit lien plus accrued interest. Therefore, depending upon the size of the death benefit lien, this may result in the Net Cash Surrender Value and the Loan Value being reduced to zero.

     Premiums and policy loan interest must be paid when due. However, if requested with the accelerated death benefit claim, future premiums and policy loan interest may be paid through additional accelerated death benefits. If future premiums and policy loan interest are to be paid through additional accelerated death benefits, Periodic Planned Premiums and policy loan interest will be paid in this manner automatically.

     In addition to lapse under the applicable provisions of the Policy, a Policy will also terminate on any Policy Anniversary when the death benefit lien exceeds the Insurance Proceeds at Death.

FREE-LOOK PRIVILEGES

     Free-Look for Policy. The Policy provides for an initial Free-Look Period. The Owner may cancel the Policy until the latest of: (a) 45 days after Part I of the application for the Policy is signed; (b) 10 days after the Owner receives the Policy; and (c) 10 days after PMLIC mails the Notice of Withdrawal Right to the Owner. Upon giving notice of cancellation and returning the Policy, the Owner will receive a refund equal to the sum of: (i) the Policy Account Value as of the date the returned Policy is received by PMLIC at its Home Office or the PMLIC representative through whom the Policy was purchased; plus (ii) any Premium Expense Charges deducted from premiums paid; plus (iii) any Monthly Deductions charged against the accounts; plus (iv) any Mortality and Expense Risk charges deducted from the value of the net assets of the Separate Accounts attributable to the Policy; plus (v) any advisory fees and any other fees and expenses of the Fund.

     When state law requires a refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the Policy and will not reflect the investment experience of the Separate Accounts or interest earnings for the Guaranteed Account.

     Free-Look for Increase in Face Amount. Any requested increase in Face Amount is also subject to a Free-Look privilege. The Owner may cancel a requested increase in Face Amount until the latest of: (a) 45 days after the application for the increase is signed; (b) 10 days after the Owner receives the new Policy Schedule pages reflecting the increase; and (c) 10 days after PMLIC mails a Notice of Withdrawal Right to the Owner.

     Upon requesting cancellation of the increase, all cost of insurance charges attributable to the increase plus the increase expense charge will be reallocated to the accounts in the same proportion as they were deducted, unless the Owner requests a refund of such amount.

SPECIAL TRANSFER AND CONVERSION RIGHTS

     Transfer Right for Policy. During the first two years following Policy issue, the Owner may, on one occasion, transfer the entire Policy Account Value in the Separate Accounts (or a Subaccount) to the Guaranteed Account without such transfer counting toward the four transfers permitted without charge during a Policy Year. If such transfer is made after four transfers have been made during a Policy Year, no transfer charge will be deducted.


     Conversion Privilege for Increase in Face Amount. During the first two years following an increase in Face Amount, the Owner may, on one occasion, without evidence of insurability, exchange the amount of the increase in Face Amount for a fixed-benefit permanent life insurance policy. (Such an exchange may, however, have Federal income tax consequences. See "Tax Treatment of Policy Benefits," Page 48). Premiums under this new policy will be based on the Sex, Attained Age and Premium Class of the Insured on the effective date of the increase in the Face Amount of the Policy. The new policy will have the same Face Amount and Issue Date as the amount and effective date of the increase. PMLIC will refund the monthly deductions for the increase made on each Policy Processing Day between the effective date of the increase to the date of conversion and the expense charge for such increase.

     Transfer Right for Change in Investment Policy of Separate Account or Subaccount. If the investment policy of a Separate Account or Subaccount is materially changed, the Owner may transfer the portion of the Policy Account Value in such Separate Account (or Subaccount) to another Separate Account (or Subaccount) or to the Guaranteed Account without having such transfer count toward the four transfers permitted without charge during a Policy Year. If such transfer is made after four transfers have been made during a Policy Year, no transfer charge will be deducted.

     Telephone Transfers. Transfers will be made based upon instructions given by telephone, provided the appropriate election has been made at the time of application or proper authorization is provided to PMLIC. PMLIC reserves the right to suspend telephone transfer privileges at any time, for any class of policies or contracts, for any reason.

     PMLIC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if it follows such procedures it will not be liable for any losses due to unauthorized or fraudulent instructions. PMLIC, however, may be liable for such losses if it does not follow those reasonable procedures. The procedures PMLIC will follow for telephone transfers include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction and making a tape-recording of the instructions given by telephone.

     Automatic Asset Rebalancing. Automatic asset rebalancing is a feature which, if elected, authorizes periodic transfers of policy values among the separate accounts or subaccounts in order to maintain the allocation of such values in percentages that match the then current premium allocation percentages. Election of this feature may occur at the time of application or at any time after the policy is issued by properly completing the election form and returning it to PMLIC. The election may be revoked at any time. Rebalancing may be done annually. Rebalancing will not occur when the total value in the separate accounts or subaccounts is less than $1,000. PMLIC reserves the right to suspend automatic asset rebalancing at any time, for any class of policies, for any reason.

                             THE GUARANTEED ACCOUNT

     An Owner may allocate some or all of the Net Premiums and transfer some or all of the Policy Account Value to the Guaranteed Account, which is part of PMLIC's General Account and pays interest at declared rates guaranteed for each calendar year (subject to a minimum guaranteed interest rate of 4%). The principal, after deductions, is also guaranteed. PMLIC's General Account supports its insurance and annuity obligations. The Guaranteed Account has not, and is not required to be, registered with the SEC under the Securities Act of 1933, and neither the Guaranteed Account nor PMLIC's General Account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither PMLIC's General Account, the Guaranteed Account, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts which are included in this Prospectus are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     The portion of the Policy Account Value allocated to the Guaranteed Account will be credited with rates of interest, as described below. Since the Guaranteed Account is part of PMLIC's General Account, PMLIC assumes the risk of investment gain or loss on this amount. All assets in the General Account are subject to PMLIC's general liabilities from business operations.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

     The Guaranteed Account Value is guaranteed to accumulate at a minimum effective annual interest rate of 4%. PMLIC will credit the Guaranteed Account Value with current rates in excess of the minimum guarantee but is not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Since PMLIC, in its sole discretion, anticipates changing the current interest rate from time to time, different allocations to and from the Guaranteed Account Value will be credited with different current interest rates. The interest rate to be credited to each amount allocated or transferred to the Guaranteed Account will apply to the end of the calendar year in which such amount is received or transferred. At the end of the calendar year, PMLIC reserves the right to declare a new current interest rate on such amount and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Guaranteed Account on that date). The rate declared on such amount and accrued interest thereon at the end of each calendar year will be guaranteed for the following calendar year. Any interest credited on the amounts in the Guaranteed Account in excess of the minimum guaranteed rate of 4% per year will be determined in the sole discretion of PMLIC. The Owner assumes the risk that interest credited may not exceed the guaranteed minimum rate.

     Amounts deducted from the Guaranteed Account for partial withdrawals, Policy loans, transfers to the Separate Accounts, Monthly Deductions or other changes are currently, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method. For example, a withdrawal is satisfied by taking out Guaranteed Account Value attributable to the amount most recently transferred or allocated to the Guaranteed Account.

     PMLIC reserves the right to change the method of crediting interest from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 4% per annum or shorten the period for which the interest rate applies to less than a calendar year (except for the year in which such amount is received or transferred).

     Calculation of Guaranteed Account Value. The Guaranteed Account Value at any time is equal to amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred or withdrawn from it.

     Interest will be credited to the Guaranteed Account on each Policy Processing Day as follows: for amounts in the account for the entire Policy Month, from the beginning to the end of the month; for amounts allocated to the account during the prior Policy Month, from the date the Net Premium or loan repayment is allocated to the end of the month; for amounts transferred to the account during the Policy Month, from the date of transfer to the end of the month; and for amounts deducted or withdrawn from the account during the prior Policy Month, from the beginning of the month to the date of deduction or withdrawal.

TRANSFERS FROM GUARANTEED ACCOUNT

     Within 30 days prior to or following any Policy Anniversary, one transfer is allowed from the Guaranteed Account to any or all of the Separate Accounts (or Subaccounts). The amount transferred from the Guaranteed Account may not exceed 25% of the value of such account. If the written request for such transfer is received prior to the Policy Anniversary, the transfer will be made as of the Policy Anniversary; if the written request is received after the Policy Anniversary, the transfer will be made as of the date PMLIC receives the written request at its Home Office.

                            OTHER POLICY PROVISIONS

     Amount Payable on Final Policy Date. If the Insured is living on the Final Policy Date (at Insured's Attained Age 100), PMLIC will pay the Owner the Policy Account Value less any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions. Insurance coverage under the Policy will then end. Payment will generally be made within seven days of the Final Policy Date.

     Payment of Policy Benefits. Insurance Proceeds under a Policy will ordinarily be paid to the Beneficiary within seven days after PMLIC receives proof of the Insured's death at its Home Office and all other requirements are satisfied.

     Interest at the annual rate of 3% or any higher rate declared by PMLIC or required by law is paid on the Insurance Proceeds from the date of death until payment is made.

     Any amounts payable as a result of the exercise of the free look right, surrender, partial withdrawal, or Policy loan will ordinarily be paid within seven days of receipt of written request at PMLIC's Home Office in a form satisfactory to PMLIC.

     Generally, the amount of a payment will be determined as of the date of receipt by PMLIC of all required documents. However, PMLIC may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which: (1) the disposal or valuation of a Separate Account's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or (2) the SEC by order permits postponement of such actions for the protection of PMLIC policyholders. PMLIC also may defer the determination or payment of amounts from the Guaranteed Account for up to six months.

     The Owner may decide the form in which proceeds will be paid. During the Insured's lifetime, the Owner may arrange for the Insurance Proceeds to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Net Cash Surrender Value and for payment of the Policy Account Value on the Final Policy Date. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Insurance Proceeds in a lump sum or under a Settlement Option.

     The Contract. The Policy and a copy of the applications attached thereto are the entire contract. Only statements made in the applications can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only the President or a Vice President of PMLIC can agree to change or waive any provisions of the Policy and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

     Ownership. The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by PMLIC. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided.

     Beneficiary. The Beneficiary is designated in the application for the Policy, unless thereafter changed by the Owner during the Insured's lifetime by written notice to PMLIC. Any Insurance Proceeds for which there is not a designated Beneficiary surviving at the Insured's death are payable in a single sum to the Insured's executors or administrators.


     Change of Owner and Beneficiary. As long as the Policy is in force, the Owner or Beneficiary may be changed by written request in a form acceptable to PMLIC. The change will take effect as of the date it is signed, whether or not the Insured is living when the request is received by PMLIC. PMLIC will not be responsible for any payment made or action taken before it receives the written request. A change in the Policy's ownership may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," page 48).


     Split Dollar Arrangements. The Owner or Owners may enter into a Split Dollar Arrangement between each other or another person or persons whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., Net Cash Surrender Value or Death Proceeds) are split between the parties. There are different ways of allocating such rights.

     For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the Net Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Proceeds in excess of the Net Cash Surrender Value. If the employee dies while such an arrangement is in effect, the employer would receive from the Death Proceeds the amount which he would have been entitled to receive upon surrender of the policy and the employee's Beneficiary would receive the balance of the proceeds.

     No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on PMLIC unless in writing and received by PMLIC.

     The parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

     Assignments. The Owner may assign any and all rights under the Policy. No assignment binds PMLIC unless in writing and received by PMLIC. PMLIC assumes no responsibility for determining whether an assignment is valid and the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee.

     Misstatement of Age and Sex. If the Insured's age or sex has been misstated in the application, the Death Benefit and any benefits provided by riders will be such as the most recent Monthly Deductions would have provided at the correct age and sex.

     Suicide. In the event of the Insured's suicide within two years from the Issue Date of the Policy (except where state law requires a shorter period) PMLIC's liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any partial withdrawals.

     If the Insured commits suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Death Benefit, the amount which PMLIC will pay with respect to the increase will be the Monthly Deductions for the cost of insurance previously made for such increase and the expense charge for the increase.

     Incontestability. The Policy will be incontestable after it has been in force during the Insured's lifetime for two years from the Issue Date (or such other date as required by state law). Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during the Insured's lifetime for two years from its effective date.

     Before such times, however, PMLIC may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

     Dividends. The Policy is participating; however, no dividends are expected to be paid on the Policy.

     If dividends are ever declared, they will be paid under one of the following options:

          (a) Paid in cash; or

          (b) Applied as a Net Premium.

     The Owner must choose an option at the time the application for the Policy is signed. If no option is chosen, any dividend will be applied as a Net Premium payment. The Owner may change the option by giving written notice to PMLIC.

     Settlement Options. In lieu of a single sum payment on death or surrender, an election may be made to apply the proceeds under any one of the fixed-benefit Settlement Options provided in the Policy. The options are described below.

     Proceeds at Interest Option. Left on deposit to accumulate with PMLIC with interest payable at a rate of at least 3% per year.

     Instalments of a Specified Amount Option. Payable in equal instalments until proceeds applied under the Option and interest on the unpaid balance at 3% per year and any additional interest are exhausted.

     Instalments for a Specified Period Option. Payable in the number of equal monthly instalments set forth in the election. Payments may be increased by additional interest which would increase the instalments certain. The guaranteed interest rate is 3% per year.

     Life Income Option. Payable in equal monthly instalments during the payee's life. Payments will be made either with or without a guaranteed minimum number. If there is to be a minimum number of payments, they will be for either 120 or 240 months or until the proceeds applied under the Option are exhausted, as elected.

     Joint and Survivor Life Income. Payable in equal monthly instalments during the joint lives of the payee and one other person and during the life of the survivor. The minimum number of payments will be for either 120 or 240 months, as elected.

                             SUPPLEMENTARY BENEFITS


     The following supplementary benefits, which are subject to the restrictions and limitations set forth therein, may be included in a Policy:

     Disability Waiver Benefit. Subject to certain age and underwriting restrictions, the Policy may include a Disability Waiver Benefit Rider providing that in the event of the Insured's total disability before Attained Age 60 and continuing for at least six months, PMLIC will apply a premium payment to the Policy on each Policy Processing Day during the first two Policy Years (the amount of the payment will be based on the Minimum Annual Premium). PMLIC will also waive all monthly deductions after the commencement of and during the continuance of such total disability after the first two Policy Years. If this rider is added, the Monthly Deduction will be increased to include the cost of this rider.

     Disability Waiver of Premium Benefit. Subject to certain age and underwriting restrictions, a Policy may include the Disability Waiver of Premium Benefit providing that, in the event of the Insured's total disability before Attained Age 60 and continuing for at least 180 days, PMLIC will apply a premium payment to the Policy on each Policy Processing Day prior to Insured's Attained Age 65 and while the Insured remains totally disabled.

     At the time of application, a Monthly Benefit Amount is selected by the applicant. This amount is generally intended to reflect the amount of the premiums expected to be paid monthly. In the event of Insured's total disability the amount of the premium payment applied on each Policy Processing Day will be the lesser of: (a) the Monthly Benefit Amount; or (b) the monthly average of the premium payments less partial withdrawals for the Policy since its Policy Date.

     If the Policy is issued with the Disability Waiver of Premium Benefit Rider, each Monthly Deduction will be increased to include the cost of the rider which is a specified percentage of the Monthly Benefit Amount.

     This supplementary benefit must be selected at the time of application and cannot be added after issue. However, for Policies issued prior to the date the Disability Waiver of Premium Benefit Rider is approved in a particular state, the Rider can be added as a supplementary benefit to the Policy within 6 months after state approval. PMLIC reserves the right to require evidence of insurability to add this rider to an existing Policy.

     An Owner cannot elect to have both this rider and another disability waiver benefit rider attached as supplementary benefits with the same Policy.

     Change of Insured. Upon request, the Policy may include a Change of Insured Rider by which the Insured under a Policy may be changed to a New Insured, subject to certain conditions and evidence of insurability. The Monthly Deduction for cost of insurance will be changed to that for the New Insured as of the effective date of the change. A change of insured is a taxable event.

     Children's Term Rider. Subject to certain age and underwriting restrictions, the Policy may include a Children's Term Insurance Rider providing level term insurance on each insured child until the earlier of age 25 of the child or the Policy Anniversary nearest the insured's 65th birthday. When the term insurance expires on the life of an insured child, it may be converted without evidence of insurability to a whole life policy providing a level face amount of insurance and a level premium. The new policy may be up to five times the amount of the term insurance.

     The rider is issued to provide between $5,000 and $15,000 of term insurance on each insured child. Each insured child under a rider will have the same amount of insurance. If this rider is added, the Monthly Deduction will be increased to include the cost of this rider. This supplementary benefit must be selected at the time of application for the Policy or an increase in Face Amount.


     Convertible Term Life Insurance. The Policy may include a Convertible Term Life Insurance rider that provides additional term insurance on the Other Insured, who must be an individual on whom the Insured has an insurable interest. The amount of term insurance on the Other Insured is shown in the Policy Schedule. If this rider is added, the Monthly Deduction will be increased to include the cost of this rider. This rider will terminate at the earlier of attained age 100 (80 in New York) of the Other Insured or at the termination or maturity of the Policy. If the Policy is extended by the Final Policy Date Extension Rider, this rider will terminate on the original maturity date.


     Final Policy Date Extension. Upon request, the policy may include a Final Policy Date Extension Rider. This rider extends the final policy date of a policy 20 years from the original final policy date. It may only be added on or after the anniversary nearest the insured's 90th birthday. There is no charge for adding this rider.

     When this rider is added, the final policy date is extended 20 years beyond the original final policy date stated in the policy. The death benefit after the original final policy date will be the policy account value. All other riders attached and in effect on the original final policy date will terminate on the original final policy date.


     The tax consequences of (1) adding a Final Policy Date Extension Rider to the Policy, and (2) the Policy continuing in force after the Insured's 100th birthday are uncertain. Prospective purchasers of a Policy and Owners considering the addition of a Final Policy Date Extension to a Policy should consult their own legal or other advisors as to such consequences.



     Dollar Cost Averaging. Dollar Cost Averaging is a program which, if elected, enables the Owner of a policy to systematically and automatically transfer, on a monthly basis, specified dollar amounts from any selected Subaccount to any of the policy's other Subaccounts or Guaranteed Account. Transfers may not come from the Guaranteed Account. By allocating on a regularly scheduled basis as opposed to allocating the total amount at one particular time, an Owner may be less susceptible to the impact of short term market fluctuations. PMLIC, however, makes no guarantee that Dollar Cost Averaging will result in a profit or protect against loss.



     Dollar Cost Averaging may be elected for a period of 6, 12, 24 or 36 months. To qualify for Dollar Cost Averaging, the following minimum amount must be allocated to a Subaccount: 6 months -- $3,000; 12 months -- $6,000; 24 months -- $12,000; 36 months -- $18,000. At least $500 must be transferred from the Subaccount each month. The amount required to be allocated to the Subaccount can be made from an initial or subsequent investment or by transferring amounts into the Subaccount from the other Subaccounts or from the Guaranteed Account (which may be subject to certain restrictions). Each monthly transfer amount will be split among the Subaccounts or the Guaranteed Account based upon the percentages elected. Dollar Cost Averaging may not be elected if Automatic Asset Rebalancing has been elected or if a policy loan is outstanding.



     Election into this program may occur at the time of application by completing the authorization on the Optional Features election form or at any time after the policy is issued by completing the election form and returning it to PMLIC by the beginning of the month. When an election form is received, Dollar Cost Averaging will commence on the first Policy Processing Day after the later of (a) the Policy Date; (b) the 15-day period when premiums are allocated to the Money Market Fund in certain states; and (c) when the Subaccount value equals or exceeds the greater of the minimum amount stated above and the amount of the first monthly transfer.



     Once the transfers have commenced, the transfers from the Subaccount will be processed monthly on the Policy Processing Day until the number of transfers has been completed, or transfers will end automatically when (a) a policy loan is requested; (b) the policy goes into the grace period; or (c) there is insufficient value in the Subaccount to make the transfer. The Owner may instruct PMLIC in writing to cancel the remaining monthly transfers.



     Transfers made under the Dollar Cost Averaging program will not count toward the four transfers permitted each Policy Year without imposing the Transfer Charge. PMLIC reserves the right to discontinue offering automatic transfers upon 30 days' written notice to the Owner. Written notice will be sent to the Owner and agent confirming each transfer and when the Dollar Cost Averaging program is terminated. The

Owner and agent are responsible for reviewing the confirmation to verify the transfers are as requested. Any discrepancies must be reported to PMLIC immediately.


                       FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon PMLIC's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

TAX STATUS OF THE POLICY

     Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code") sets forth a definition of a life insurance contract for Federal tax purposes. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, while proposed regulations and other interim guidance has been issued, final regulations have not been adopted. Guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

     With respect to a Policy issued on the basis of a standard rate class, PMLIC believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract, as long as the Owner does not pay the full amount of premiums permitted under the Policy.

     With respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is less guidance, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the
Section 7702 definition of a life insurance contract. Thus, it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the Owner pays the full amount of premiums permitted under the Policy. An Owner of a Policy issued on a substandard basis may, however, adopt certain self-imposed limitations on the amount of premiums paid for such a Policy which should cause the Policy to meet the Section 7702 definition of a life insurance contract. An Owner contemplating the adoption of such limitations should do so only after consulting a tax adviser.

     If it is subsequently determined that a Policy does not satisfy Section 7702, PMLIC may take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702. For these reasons, PMLIC reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

     Section 817(h) of the Code requires that the investments of each of the Separate Accounts must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Accounts, through the Fund and the Zero Coupon Trust, intend to comply with the diversification requirements prescribed in Treas. Reg. sec.1.817-5, which affect how the Fund's and Trust's assets are to be invested. PMLIC believes that the Separate Accounts will, thus, meet the diversification requirement, and PMLIC will monitor continued compliance with this requirement.

     In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

     The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating premium payments and Policy Values and the investment objective of certain Portfolios (i.e., the VanEck Worldwide Hard Assets Portfolio) may be narrower. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Accounts. In addition, PMLIC does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. PMLIC therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Accounts.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     In General. PMLIC believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary under
Section 101(a)(1) of the Code.


     Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa), a change in the Policy's Face Amount, a Policy loan, a partial withdrawal, a surrender, the addition of an Accelerated Death Benefit Rider, the receipt of an Accelerated Death Benefit, the addition of a Final Policy Date Extension Rider, the continuation of the Policy beyond the Insured's 100th birthday, a change in ownership, or an assignment of the Policy may have Federal income tax consequences. In addition, Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary.


     Generally, the Owner will not be deemed to be in constructive receipt of the Policy Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

     Modified Endowment Contracts. Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts," which applies to Policies entered into or materially changed after June 20, 1988.

     Due to the Policy's flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy. In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven Policy Years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the Death

Benefit and Policy Account Value at the time of such change and the additional premiums paid in the seven years following the material change. At the time a premium is credited which would cause the Policy to become a Modified Endowment Contract, PMLIC will notify the Owner that unless a refund of the excess premium is requested by the Owner, the Policy will become a Modified Endowment Contract. The Owner will have 30 days after receiving such notification to request the refund. The excess premium paid (with either the 4% required interest or positive Separate Account earnings, if any) will be returned to the Owner upon receipt by PMLIC of the refund request. The amount to be refunded will be deducted from the Policy Account Value in the Separate Accounts and in the Guaranteed Account in the same proportion as the premium payment was allocated to such accounts. In the event that earnings on such excess premium is not at least 4%, the premium plus an amount equal to interest at an annual rate of 4% will be returned.

     The rules relating to whether a Policy will be treated as a Modified Endowment Contract are complex and cannot be fully described in the limited confines of this summary. Therefore, a current or prospective Owner should consult with a competent advisor to determine whether a policy transaction will cause the Policy to be treated as a Modified Endowment Contract.

     Distributions from Policies Classified as Modified Endowment
Contracts. Policies classified as Modified Endowment Contract will be subject to the following tax rules: First, all distributions, including distributions upon surrender and partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Account Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 59 1/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

     If a Policy becomes a modified endowment contract after it is issued, distributions made during the policy year in which it becomes a modified endowment contract, distributions in any subsequent policy year and distributions within two years before the Policy becomes a modified endowment contract will be subject to the tax treatment described above. This means that a distribution from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     Distributions From Policies Not Classified as Modified Endowment
Contracts. Distributions from a Policy that is not a Modified Endowment Contract, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's Death Benefit or any other change that reduces benefits under the Policy in the first 15-years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

     Loans from, or secured by, a Policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

     Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional tax.

     Policy Loan Interest. Interest paid on any loan under a Policy generally is not deductible. A tax advisor should be consulted before deducting any policy loan interest.

     Investment in the Policy. Investment in the Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus
(ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Owner.

     Multiple Policies. All Modified Endowment Contracts that are issued by PMLIC (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the gross income under Section 72(e) of the Code.

     Other Tax Consequences. The policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.


     In recent years, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.



POSSIBLE TAX LAW CHANGES



     Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. For instance, the President's 1999 Budget Proposal recommended legislation that, if enacted, would adversely modify the federal taxation of this Policy. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). A tax adviser should be consulted with respect to legislative developments and their effect on the Policy.


SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS

     If Policies are purchased by a trust forming part of a pension or profit-sharing plan meeting the qualification requirements of Section 401(a) of The Code, various special tax rules will apply. Because these rules are extensive and complicated, it is not possible to describe all of them here. Accordingly, counsel or other competent tax advisors familiar with qualified plan matters should be consulted in connection with any such purchase.


     Generally, a plan participant on whose behalf a Policy is purchased will be treated as having annual imputed income based on a cost of insurance factor multiplied by the Net Amount at Risk under the Policy. This imputed income is to be reported by the employer to the employee and the Service annually and included in the employee's gross income. In the event of the death of a plan participant while covered by the plan, Insurance Proceeds paid to the participant's Beneficiary generally will not be completely excludable from the Beneficiary's gross income under Section 101(a) of the Code. Any Death Benefit in excess of the Policy Account Value will be excludable. The portion of the Death Benefit equal to the Policy Account Value, however, generally will be subject to Federal income tax to the extent it exceeds the participant's "investment in the contract" as defined in the Code, which will include the imputed income noted above. Special rules may apply in certain circumstances (e.g., to Owner-employees or participants who have borrowed from the plan).


     The Service has interpreted the plan qualification provisions of the Code to require that non-retirement benefits, including death benefits, payable under a qualified plan be "incidental to" retirement benefits provided by the plan. These interpretations, which are primarily set forth in a series of Revenue Rulings issued by the Service, should be considered in connection with any purchase of life insurance policies to provide benefits under a qualified plan.

POSSIBLE CHARGE FOR PMLIC'S TAXES

     At the present time, PMLIC makes no charge for any Federal, state or local taxes (other than state premium taxes) that the Company incurs that may be attributable to the Separate Accounts or to the Policies. PMLIC, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Accounts or to the Policies. If any tax charges are made in the future, they will be accumulated daily and transferred from the applicable Separate Account to PMLIC's General Account. Any investment earnings on tax charges accumulated in a Separate Account will be retained by PMLIC.

           POLICIES ISSUED IN CONJUNCTION WITH EMPLOYEE BENEFIT PLANS

     Policies may be acquired in conjunction with employee benefit plans ("EBS Policies"), including the funding of qualified pension plans meeting the requirements of Section 401 of the Code.

     For EBS Policies, the maximum mortality rates used to determine the monthly Cost of Insurance Charge are based on the Commissioners' 1980 Standard Ordinary Mortality Tables NB and SB. Under these Tables, mortality rates are the same for male and female Insureds of a particular Attained Age and Premium Class. (See "Cost of Insurance," Page 33.)

     Illustrations reflecting the premiums and charges for EBS Policies will be provided upon request to purchasers of such Policies.


     There is no provision for misstatement of sex in the EBS Policies. (See "Misstatement of Age and Sex," Page 44.) Also, the rates used to determine the amount payable under a particular Settlement Option will be the same for male and female Insureds. (See "Settlement Options," Page 44.)


              LEGAL DEVELOPMENTS REGARDING UNISEX ACTUARIAL TABLES


     In 1983, the United States Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. In that case, the Court applied its decision only to benefits derived from contributions made on or after August 1, 1983. Subsequent decisions of lower federal courts indicate that in other factual circumstances the Title VII prohibition of sex-distinct benefits may apply at an earlier date. In addition, legislative, regulatory, or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances. The Policies offered by this Prospectus (other than Policies issued in states which require "unisex" policies (currently Montana) and EBS Policies (see "Policies Issued in Conjunction with Employee Benefit Plans," Page 51)) are based upon actuarial tables which distinguish between men and women and, thus, the Policy provides different benefits to men and women of the same age. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of these authorities on any employment-related insurance or benefits program before purchasing the Policy and in determining whether an EBS Policy is appropriate.


                                 VOTING RIGHTS

     All of the assets held in the Growth, Money Market, Bond, Managed, Aggressive Growth and International Separate Accounts and the Subaccounts of the Variable Account will be invested in shares of corresponding portfolios of the Funds. (The organizational documents governing the Trust do not contemplate meetings of holders of Trust units nor any action taken by vote of such holders.) The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund. PMLIC is the legal owner of Fund shares and as such has the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with its view of present applicable law, PMLIC will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions received from policyowners. Fund shares held in each Separate Account or Subaccount for which no timely instructions from policyowners are received will be voted by PMLIC in the same proportion as those shares in that Separate Account or Subaccount for which instructions are received.

     Each policyowner having a voting interest will be sent proxy material and a form for giving voting instructions. Policyowners may vote, by proxy or in person, only as to the Portfolios that correspond to the

Separate Accounts or Subaccounts in which their Policy values are allocated. The number of shares held in each Separate Account or Subaccount attributable to a Policy for which the policyowner may provide voting instructions will be determined by dividing the Policy's value in that account by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. Fractional shares will be counted. For each share of a Portfolio for which policyowners have no interest, PMLIC will cast votes, for or against any matter, in the same proportion as policyowners vote.

     If required by state insurance officials, PMLIC may disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Portfolios, or to approve or disapprove an investment policy or investment adviser of one or more of the Portfolios. In addition, PMLIC may disregard voting instructions in favor of changes initiated by a policyowner or the Fund's Board of Directors provided that PMLIC's disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purposes, and the effect the change would have on PMLIC. If PMLIC does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next semi-annual report to policyowners.

     At some later time, MS Fund shares may be held by separate accounts of insurance companies not affiliated with PMLIC. PMLIC expects that those shares will be voted in accordance with instructions of the owners of insurance policies and contracts issued by those other insurance companies. This will dilute the effect of voting instructions of policyowners.

     Shares of the Funds other than the MS Fund are currently being offered to variable life insurance and variable annuity separate accounts of life insurance companies other than PMLIC that are not affiliated with PMLIC. PMLIC understands that shares of these Funds also will be voted by such other life insurance companies in accordance with instructions from their policyowners invested in such separate accounts. This will dilute the effect of voting instructions of policyowners of the Policies.

                CHANGES IN APPLICABLE LAW, FUNDING AND OTHERWISE

     The voting rights described in this Prospectus are created under applicable Federal securities laws. To the extent that such laws or regulations promulgated thereunder eliminate the necessity to solicit voting instructions from Owners or restrict such voting rights, PMLIC reserves the right to proceed in accordance with any such laws or regulations.

     PMLIC also reserves the right, subject to compliance with applicable law, including approval of Owners, if so required: (1) to transfer assets determined by PMLIC to be associated with the class of policies to which the Policies belong from one Separate Account to another Separate Account by withdrawing the same percentage of each investment in the account with appropriate adjustments to avoid odd lots and fractions (such transfers will not count against the four free transfers during a Policy Year); (2) to create additional separate investment accounts, to create divisions (or Subaccounts) from, or combine or remove divisions (or Subaccounts) from, Separate Accounts, or to combine any two or more accounts including the Separate Accounts (or Subaccounts), (3) to operate one or more of the Separate Accounts (or Subaccounts) as a management investment company under the 1940 Act, or in any other form permitted by law;
(4) to deregister the unit investment trust under the 1940 Act; and (5) to modify the provisions of the Policies to comply with applicable laws. PMLIC has reserved all rights in respect of its corporate name and any part thereof, including without limitation the right to withdraw its use and to grant its use to one or more other separate accounts and other entities.


     Although PMLIC believes it to be highly unlikely, it is possible that in the judgment of its management, one or more of the Portfolios or the series of the Zero Coupon Trust may become unsuitable for investment by the corresponding Separate Account or Subaccount because of a change in investment policy, or a change in the tax laws, or because the shares or units are no longer available for investment or for any other reasonable cause. In that event, PMLIC may seek to substitute the shares of another Portfolio or series or of an entirely different mutual fund or trust. Before this would be done, the approval of the SEC and possibly one or more state insurance departments would be obtained, to the extent legally required.

                        OFFICERS AND DIRECTORS OF PMLIC


                                                                PRINCIPAL OCCUPATION
             NAME AND POSITION*                              DURING THE PAST FIVE YEARS
             ------------------                              --------------------------
Robert W. Kloss..............................  1996 to Present -- President and Chief Executive
  President and Chief Executive                Officer of PMLIC; 1994 to 1996 -- President and Chief
  Officer                                        Operating Officer of PMLIC; 1986 to
  Director                                       1994 -- President and Chief Executive Officer of
                                                 Covenant Life Insurance Company.
Edward R. Book...............................  4/96 to Present -- President of USA National Tourism
  Director                                       Organization, Inc.; 1/95 to 3/96 -- Past-President
1100 New York Avenue, N.W.,                      and Consultant of Travel Industry Association of
Suite 450                                        America; 9/89 to 12/94 -- President of Travel
Washington, DC 20005                             Industry Association of America.
Dorothy M. Brown.............................  1992 to present -- Acting President of the
  Director                                     Pennsylvania Academy of the Fine Arts.
16 Meredith Road
Wynnewood, PA 19096
Robert J. Casale.............................  1988 to present -- Group President/Brokerage
  Director                                     Information Services Group of Automatic Data
2 Journal Square                                 Processing Inc.
Jersey City, NJ 07306
Nicholas DeBenedictus........................  1993 to present -- Chairman, President and Chief
Philadelphia Suburban Corp.                    Executive Officer of Philadelphia Suburban
762 Lancaster Avenue                             Corporation; 1989 to 1992 -- Senior Vice President
Bryn Mawr, PA 19010                              of Philadelphia Electric Company.
Philip C. Herr, II...........................  1961 to present -- Partner -- Herr, Potts & Herr.
  Director
Herr, Potts & Herr
100 Matsonford Road
Suite 446
Radnor, PA 19087
J. Richard Jones.............................  1981 to present -- President and Chief Executive
  Director                                     Officer of Jackson-Cross Company.
100 North 20th Street
Philadelphia, PA 19103
John P. Neafsey..............................  1993 to present -- President of JN Associates; 1990 to
  Director                                       1993 -- President of Greenwich Capital Markets, Inc.
13 Valley Road
So. Norwalk, CT 06854
Charles L. Orr...............................  1993 to present -- President and Chief Executive
  Director                                     Officer of Shaklee Corporation; 1990 to
Shaklee Corporation                              1993 -- President of Shaklee U.S., Inc.
Shaklee Terraces
444 Market Street
San Francisco, CA 94111
Donald A. Scott..............................  1964 to present -- Senior Partner -- Morgan, Lewis and
  Director                                       Bockius.
2000 One Logan Square
Philadelphia, PA 19103

                                                                PRINCIPAL OCCUPATION
             NAME AND POSITION*                              DURING THE PAST FIVE YEARS
             ------------------                              --------------------------
John J. F. Sherrerd..........................  1969 to present -- Partner -- Miller, Anderson &
  Director                                     Sherrerd.
One Tower Bridge
West Conshohocken, PA 19428
Harold A. Sorgenti...........................  1995 to present -- Partner -- Sorgenti, Investment
  Director                                     Partners; 1991 to 1995 -- Partner -- The Freedom Group
Mellon Center, Suite 3905                        Partnership.
1735 Market Street
Philadelphia, PA 19103
Alan F. Hinkle...............................  1996 to present -- Executive Vice President and Chief
  Executive Vice President                       Actuary of PMLIC; 1974-1996 -- Vice President and
  and Chief Actuary                              Individual Actuary.
James G. Potter, Jr..........................  12/97 to Present -- Executive Vice President, General
  Executive Vice President,                      Counsel and Secretary of PMLIC; 6/89 to
  General Counsel and Secretary                  11/97 -- Chief Legal Officer, Prudential Banks.
Joan C. Tucker...............................  1996 to present -- Executive Vice President, Insurance
  Executive Vice President,                      Operations at PMLIC; 1996 -- Senior Vice President,
  Insurance Operations                           Insurance Operations of PMLIC; 1993 to 1996 -- Vice
                                                 President Individual Insurance Operations at PMLIC;
                                                 1989 to 1993 -- Assistant Vice President, Agency
                                                 Administration at PMLIC.
Mary Lynn Finelli............................  1996 to present -- Executive Vice President and Chief
  Executive Vice President and                   Financial Officer of PMLIC; 1986 to 1996 -- Vice
  Chief Financial Controller Officer             President and Controller of PMLIC.
Craig L. Snyder..............................  1979 to present -- Vice President Mortgage Loans and
  Vice President --                            Real Estate of PMLIC.
  Mortgage Loans and
  Real Estate
Linda M. Springer............................  1996 to present -- Vice President and Controller of
  Vice President and                           PMLIC; 1995 to 1996 -- Assistant Vice President and
  Controller                                     Actuary of PMLIC; 1992 to 1995 -- Actuary of PMLIC.
Rosanne Gatta................................  1994 to present -- Vice President and Treasurer of
  Vice President                               PMLIC; 1985 to 1994 -- Assistant Vice President and
  and Treasurer                                  Treasurer of PMLIC.


---------------
* Unless otherwise indicated, the address is 1050 Westlakes Drive, Berwyn, Pennsylvania 19312.

     A Fidelity Bond in the amount of $10 million covering PMLIC's officers and employees has been issued by Aetna Casualty and Surety Company.

                            DISTRIBUTION OF POLICIES

     Applications for the Policies are solicited by agents who are licensed by state insurance authorities to sell PMLIC's variable life insurance policies, and who are also registered representatives of 1717 Capital Management Company ("1717") or registered representatives of broker/dealers who have Selling Agreements with 1717 or registered representatives of broker/dealers who have Selling Agreements with such broker/dealers. 1717, whose address is Christiana Executive Campus, P.O. Box 15626, Wilmington, Delaware

19850, is a registered broker/dealer under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. (the "NASD"). 1717 is an indirect wholly-owned subsidiary of PMLIC. 1717 acts as the principal underwriter, as defined in the 1940 Act, of the Policies (as well as other variable life policies) for the Separate Accounts pursuant to an Underwriting Agreement to which the Accounts, 1717 and PMLIC are parties. 1717 is also the principal underwriter of variable annuity contracts issued by PMLIC and variable life and annuity contracts issued by Providentmutual Life and Annuity Company of America, a wholly-owned subsidiary of PMLIC. 1717 receives no compensation as principal underwriter of the Policies. The Policies are offered and sold only in those states where their sale is lawful.

     The insurance underwriting and the determination of a proposed Insured's Premium Class and whether to accept or reject an application for a Policy is done by PMLIC. PMLIC will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the Free-Look provision.


     Agents are compensated for sales of the Policies on a commission and service fee basis and with other forms of compensation. During the first Policy Year, agent commissions will not be more than 50% of the premiums paid up to a target amount (used only to determine commission payments) and 2% of the premiums paid in excess of that amount. For Policy Year 2 the agent commissions will not be more than 5 1/2% of the premiums paid; for Policy Years 3 through 10, 6 1/2%; for Policy years 11 through 15, 4 5/6%; and for years 16 and later, 2% of the premiums paid. However, for each premium received within 10 years following an increase in Face Amount, agent commissions on the premium paid up to the target amount for the increase in each year will be calculated using the commission rates for the corresponding Policy Year. Agents may also receive expense allowances and annual renewal compensation based on the unloaned Policy Account Value, depending upon the circumstances. The agent may be required to return the first year commission less the deferred sales charge imposed if a Policy is not continued through the second Policy Year.


                                 POLICY REPORTS

     At least once each Policy Year a statement will be sent to the Owner describing the status of the Policy, including setting forth the Face Amount, the current Death Benefit, any Policy loans and accrued interest, the current Policy Account Value, the Guaranteed Account Value, the Loan Account Value, the value in each Separate Account, premiums paid since the last report, charges deducted since the last report, any partial withdrawals since the last report, and the current Net Cash Surrender Value. At the present time, PMLIC plans to send these Policy Statements on a quarterly basis. In addition, a statement will be sent to an Owner showing the status of the Policy following the transfer of amounts from one Separate Account or Sub-Account of a Separate Account to another, the taking out of a loan, a repayment of a loan, a partial withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

     An Owner will be sent a semi-annual report containing the financial statements of the Separate Accounts and the Funds and Trust as required by the 1940 Act.


                            PREPARING FOR YEAR 2000



     Like all financial services providers, Provident Mutual Life Insurance Company and its affiliates (collectively "Provident Mutual") utilize systems that may be affected by Year 2000 transition issues and they rely on service providers, including banks, custodians, administrators, and investment managers that also may be affected. Provident Mutual have developed, and are in the process of implementing, a Year 2000 transition plan, and are confirming that its service providers are also so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on Provident Mutual. However, as of the date of this prospectus, it is not anticipated that Owners will experience negative effects on their investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. Provident Mutual currently anticipate that their systems will be Year 2000 compliant on or about January 1, 1999 but there can be no assurance that Provident Mutual will be successful, or that interaction with other service providers will not impair Provident Mutual's services at that time.


                                STATE REGULATION

     PMLIC is subject to regulation and supervision by the Insurance Department of the Commonwealth of Pennsylvania which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. A copy of the Policy form has been filed with, and where required approved by, insurance officials in each jurisdiction where the Policies are sold. PMLIC is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.


                               LEGAL PROCEEDINGS



     PMLIC and its subsidiaries, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, PMLIC believes that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or PMLIC.


                                    EXPERTS

     The Financial Statements listed on Page F-1 have been included in this Prospectus, in reliance on the reports of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.

     Actuarial matters included in the Prospectus have been examined by Scott V. Carney, FSA, MAAA, Vice President and Actuary of PMLIC, as stated in his opinion filed as an exhibit to the Registration Statement.

                                 LEGAL MATTERS


     Sutherland, Asbill & Brennan of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Adam Scaramella, Esq., Counsel of PMLIC, has provided advice on certain matters relating to the laws of Pennsylvania regarding the Policies and PMLIC's issuance of the Policies.

                                   APPENDIX A
             ILLUSTRATION OF DEATH BENEFITS, POLICY ACCOUNT VALUES
                         AND NET CASH SURRENDER VALUES

     The following tables illustrate how the Death Benefits, Policy Account Values and Net Cash Surrender Values of a Policy may change with the investment experience of the Separate Accounts. The tables show how the Death Benefits, Policy Account Values and Net Cash Surrender Values of a Policy issued to an Insured of a given age and sex would vary over time if the investment return on the assets held in each Portfolio of the Fund and Trust were a uniform, gross, annual rate of 0%, 6% and 12%.

     The tables on pages A-3 to A-8 illustrate a Policy issued to a male Insured, Age 40 in the Preferred Premium Class with a Face Amount of $250,000 and a Planned Periodic Premium of $3,000 paid at the beginning of each Policy Year. The Death Benefits, Policy Account Values and Net Cash Surrender Values would be lower if the Insured was in a nonsmoker or smoker class or a class with extra ratings since the cost of insurance charges would increase. Also, the values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

     The second column of the tables show the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading "Guaranteed" assume that throughout the life of the policy, the monthly charge for cost of insurance is based on the maximum level permitted under the Policy (based on the 1980 CSO Smoker/Nonsmoker Table), a Premium Expense Charge of 5%, maximum monthly administrative fee of $12 and a daily charge for mortality and expense risks equivalent to an annual rate of 0.90%; the columns under the heading "Current" assume that throughout the life of the Policy, the monthly charge for cost of insurance is based on the current cost of insurance rate, a Premium Expense Charge of 3.5%, current monthly administrative fee of $7.50 and a daily charge for mortality and expense risks equivalent to an annual rate of 0.75%.


     The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of the asset charges reflected in the Current and Guaranteed illustrations, including the Mortality and Expense Risk Charge listed above, is 1.55% and 1.71%, respectively. This total charge is based on an assumption that an Owner allocates the Policy values equally among the Growth, Money Market, Bond, Managed, Aggressive Growth and International Separate Accounts and among each Sub-Account of the Variable Separate Account and of the Zero Coupon Bond Separate Account.



     These asset charges reflect an investment advisory fee of 0.63% which represents an average of the fees incurred by the Portfolios during the most recent fiscal year and expenses of 0.17% which is based on an average of the actual expenses incurred by the Portfolios during the most recent fiscal year. For all of the Portfolios, the annual expenses used in the illustrations are net of certain reimbursements that may or may not continue.



     Currently there is an expense reimbursement agreement between PMLIC and MS Fund pursuant to which PMLIC reimburses MS Fund expenses, excluding investment advisory fees, in excess of 0.40% for all Portfolios except the International Portfolio and 0.75% for the International Portfolio. There was no reimbursement in 1997. The Fund expenses, excluding advisory fees, during 1997 were 0.11% for the Growth Portfolio, 0.14% for the Money Market Portfolio, 0.22% for the Bond Portfolio, 0.17% for the Managed Portfolio, 0.18% for the Aggressive Growth Portfolio and 0.27% for the International Portfolio. It is anticipated that this agreement will continue past the current year. If it does not continue, Fund expenses may increase.

     Absent reimbursements, the investment advisory fees and other expenses during the most recent fiscal year for the portfolios were:



          VIP Fund Equity Income Portfolio 0.58%, VIP Fund Growth Portfolio 0.69%, VIP Fund Overseas Portfolio 0.91%, VIP Fund II Asset Manager Portfolio 0.65%, VIP Fund II Index 500 Portfolio 0.40%, VIP Fund II Investment Grade Bond Portfolio 0.58%, VIP Fund II Contrafund Portfolio 0.71% and Van Eck Worldwide Hard Assets Portfolio 1.18%.



     The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Separate Accounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.


     The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the Guaranteed Account, and no Policy loans are made. The tables are also based on the assumption that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made and no transfers have been made in any Policy Year.

     Upon request, PMLIC will provide a comparable illustration based upon the proposed Insured's Age and Premium Class, the Death Benefit Option, Face Amount, Planned Periodic Premiums and riders requested. PMLIC reserves the right to charge a reasonable fee for this service to persons who request more than one policy illustration during a Policy year.

    PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE



$250,000 FACE AMOUNT                       MALE INSURED ISSUE AGE 40 PREFERRED
DEATH BENEFIT OPTION A                     ANNUAL PREMIUM $3,000



              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%



                                GUARANTEED*                      CURRENT**
          PREMIUMS     -----------------------------   -----------------------------
END OF   ACCUMULATED   POLICY    NET CASH              POLICY    NET CASH
POLICY   AT 5% INT.    ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
 YEAR     PER YEAR      VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
 ----     --------      -----      -----     -------    -----      -----     -------
   1         3,150      1,889        329     250,000    2,067        507     250,000
   2         6,458      3,914      2,174     250,000    4,270      2,530     250,000
   3         9,930      5,866      3,946     250,000    6,400      4,480     250,000
   4        13,577      7,739      5,639     250,000    8,450      6,350     250,000
   5        17,406      9,536      7,256     250,000   10,421      8,141     250,000
   6        21,426     11,248      8,936     250,000   12,305      9,993     250,000
   7        25,647     12,873     11,023     250,000   14,120     12,270     250,000
   8        30,080     14,409     13,021     250,000   15,860     14,473     250,000
   9        34,734     15,852     14,927     250,000   17,527     16,602     250,000
  10        39,620     17,196     16,734     250,000   19,115     18,652     250,000
  11        44,751     18,438     18,438     250,000   20,842     20,842     250,000
  12        50,139     19,565     19,565     250,000   22,493     22,493     250,000
  13        55,796     20,563     20,563     250,000   24,060     24,060     250,000
  14        61,736     21,421     21,421     250,000   25,540     25,540     250,000
  15        67,972     22,120     22,120     250,000   26,923     26,923     250,000
  16        74,521     22,649     22,649     250,000   28,204     28,204     250,000
  17        81,397     22,991     22,991     250,000   29,397     29,397     250,000
  18        88,617     23,137     23,137     250,000   30,505     30,505     250,000
  19        96,198     23,073     23,073     250,000   31,527     31,527     250,000
  20       104,158     22,775     22,775     250,000   32,458     32,458     250,000
  25       150,340     16,601     16,601     250,000   35,590     35,590     250,000
  30       209,282          0          0           0   34,930     34,930     250,000



 * These values reflect investment results using guaranteed cost of insurance rates and administrative charges and the maximum transaction charge for the zero coupon bond account.


** These values reflect investment results using current cost of insurance rates and administrative charges and the current transaction charge for the zero coupon bond account.



The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.


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

    PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE



$250,000 FACE AMOUNT                       MALE INSURED ISSUE AGE 40 PREFERRED
DEATH BENEFIT OPTION A                     ANNUAL PREMIUM $3,000



              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%



                                GUARANTEED*                      CURRENT**
          PREMIUMS     -----------------------------   -----------------------------
END OF   ACCUMULATED   POLICY    NET CASH              POLICY    NET CASH
POLICY   AT 5% INT.    ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
 YEAR     PER YEAR      VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
 ----     --------      -----      -----     -------    -----      -----     -------
   1         3,150      2,028        468     250,000    2,213         653    250,000
   2         6,458      4,315      2,575     250,000    4,696       2,956    250,000
   3         9,930      6,659      4,739     250,000    7,249       5,329    250,000
   4        13,577      9,056      6,956     250,000    9,865       7,765    250,000
   5        17,406     11,509      9,229     250,000   12,549      10,269    250,000
   6        21,426     14,013     11,700     250,000   15,294      12,982    250,000
   7        25,647     16,565     14,715     250,000   18,121      16,271    250,000
   8        30,080     19,166     17,778     250,000   21,029      19,641    250,000
   9        34,734     21,813     20,888     250,000   24,020      23,095    250,000
  10        39,620     24,502     24,040     250,000   27,094      26,632    250,000
  11        44,751     27,232     27,232     250,000   30,472      30,472    250,000
  12        50,139     29,991     29,991     250,000   33,954      33,954    250,000
  13        55,796     32,768     32,768     250,000   37,538      37,538    250,000
  14        61,736     35,552     35,552     250,000   41,226      41,226    250,000
  15        67,972     38,328     38,328     250,000   45,015      45,015    250,000
  16        74,521     41,085     41,085     250,000   48,904      48,904    250,000
  17        81,397     43,809     43,809     250,000   52,913      52,913    250,000
  18        88,617     46,491     46,491     250,000   57,052      57,052    250,000
  19        96,198     49,121     49,121     250,000   61,329      61,329    250,000
  20       104,158     51,676     51,676     250,000   65,747      65,747    250,000
  25       150,340     62,337     62,337     250,000   90,166      90,166    250,000
  30       209,282     65,488     65,488     250,000   118,730    118,730    250,000



 * These values reflect investment results using guaranteed cost of insurance rates and administrative charges and the maximum transaction charge for the zero coupon bond account.


** These values reflect investment results using current cost of insurance rates and administrative charges and the current transaction charge for the zero coupon bond account.


The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

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

    PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE



$250,000 FACE AMOUNT                       MALE INSURED ISSUE AGE 40 PREFERRED
DEATH BENEFIT OPTION A                     ANNUAL PREMIUM $3,000



             ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%



                                GUARANTEED*                      CURRENT**
          PREMIUMS     -----------------------------   -----------------------------
END OF   ACCUMULATED   POLICY    NET CASH              POLICY    NET CASH
POLICY   AT 5% INT.    ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
 YEAR     PER YEAR      VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
 ----     --------      -----      -----     -------    -----      -----     -------
   1         3,150      2,167         607    250,000    2,359         799    250,000
   2         6,458      4,733       2,993    250,000    5,141       3,401    250,000
   3         9,930      7,519       5,599    250,000    8,168       6,249    250,000
   4        13,577     10,541       8,441    250,000   11,459       9,359    250,000
   5        17,406     13,825      11,545    250,000   15,043      12,763    250,000
   6        21,426     17,390      15,077    250,000   18,941      16,629    250,000
   7        25,647     21,261      19,411    250,000   23,205      21,355    250,000
   8        30,080     25,470      24,083    250,000   27,870      26,482    250,000
   9        34,734     30,049      29,124    250,000   32,978      32,053    250,000
  10        39,620     35,031      34,568    250,000   38,573      38,110    250,000
  11        44,751     40,457      40,457    250,000   44,919      44,919    250,000
  12        50,139     46,365      46,365    250,000   51,886      51,886    250,000
  13        55,796     52,797      52,797    250,000   59,539      59,539    250,000
  14        61,736     59,802      59,802    250,000   69,947      67,947    250,000
  15        67,972     67,435      67,435    250,000   77,190      77,190    250,000
  16        74,521     75,760      75,760    250,000   87,357      87,357    250,000
  17        81,397     84,852      84,852    250,000   98,565      98,566    250,000
  18        88,617     94,803      94,803    250,000   110,939    110,939    250,000
  19        96,198     105,715    105,715    250,000   124,609    124,609    250,000
  20       104,158     117,701    117,701    250,000   139,725    139,725    250,000
  25       150,340     199,264    199,264    250,000   243,311    243,311    296,840
  30       209,282     332,699    332,699    385,931   411,568    411,568    477,419



 * These values reflect investment results using guaranteed cost of insurance rates and administrative charges and the maximum transaction charge for the zero coupon bond account.


** These values reflect investment results using current cost of insurance rates and administrative charges and the current transaction charge for the zero coupon bond account.



The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.


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

    PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE



$250,000 FACE AMOUNT                       MALE INSURED ISSUE AGE 40 PREFERRED
DEATH BENEFIT OPTION B                     ANNUAL PREMIUM $3,000



              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%



                                GUARANTEED*                      CURRENT**
          PREMIUMS     -----------------------------   -----------------------------
END OF   ACCUMULATED   POLICY    NET CASH              POLICY    NET CASH
POLICY   AT 5% INT.    ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
 YEAR     PER YEAR      VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
 ----     --------      -----      -----     -------    -----      -----     -------
   1         3,150      1,883        323     251,883    2,062        502     252,062
   2         6,458      3,898      2,158     253,898    4,255      2,515     254,255
   3         9,930      5,834      3,914     255,834    6,370      4,450     256,370
   4        13,577      7,684      5,584     257,684    8,398      6,298     258,398
   5        17,406      9,451      7,171     259,451   10,339      8,059     260,339
   6        21,426     11,126      8,813     261,126   12,186      9,874     262,186
   7        25,647     12,705     10,855     262,705   13,955     12,105     263,955
   8        30,080     14,185     12,798     264,185   15,642     14,254     265,642
   9        34,734     15,583     14,638     265,563   17,246     16,321     267,246
  10        39,620     16,831     16,369     266,831   18,760     18,298     268,760
  11        44,751     17,986     17,986     267,986   20,424     20,424     270,424
  12        50,139     19,012     19,012     269,012   22,000     22,000     272,000
  13        55,796     19,894     19,894     269,894   23,482     23,482     273,482
  14        61,736     20,620     20,620     270,620   24,864     24,864     274,864
  15        67,972     21,170     21,170     271,170   26,136     26,136     276,136
  16        74,521     21,530     21,530     271,530   27,289     27,289     277,289
  17        81,397     21,683     21,683     271,683   28,340     28,340     276,340
  18        88,617     21,620     21,620     271,620   29,292     29,292     279,292
  19        96,198     21,328     21,328     271,328   30,143     30,143     280,143
  20       104,158     20,781     20,781     270,781   30,889     30,889     280,889
  25       150,340     13,144     13,144     263,144   32,829     32,829     282,829
  30       209,282          0          0           0   30,389     30,389     280,389



 * These values reflect investment results using guaranteed cost of insurance rates and administrative charges and the maximum transaction charge for the zero coupon bond account.


** These values reflect investment results using current cost of insurance rates and administrative charges and the current transaction charge for the zero coupon bond account.



The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.


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

    PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE



$250,000 FACE AMOUNT                       MALE INSURED ISSUE AGE 40 PREFERRED
DEATH BENEFIT OPTION B                     ANNUAL PREMIUM $3,000



              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%



                                GUARANTEED*                      CURRENT**
          PREMIUMS     -----------------------------   -----------------------------
END OF   ACCUMULATED   POLICY    NET CASH              POLICY    NET CASH
POLICY   AT 5% INT.    ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
 YEAR     PER YEAR      VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
 ----     --------      -----      -----     -------    -----      -----     -------
   1         3,150      2,022        462     252,022    2,207         648    252,207
   2         6,458      4,297      2,557     254,297    4,680       2,940    254,680
   3         9,930      6,622      4,702     256,622    7,214       5,294    257,214
   4        13,577      8,990      6,890     258,990    9,803       7,703    259,803
   5        17,406     11,404      9,124     261,404   12,447      10,167    262,447
   6        21,426     13,855     11,542     263,855   15,141      12,828    265,141
   7        25,647     16,339     14,489     266,339   17,901      16,051    267,901
   8        30,080     18,854     17,466     268,854   20,724      19,337    270,724
   9        34,734     21,394     20,469     271,394   23,612      22,687    273,612
  10        39,620     23,952     23,489     273,952   26,559      26,097    276,559
  11        44,751     26,552     26,522     276,522   29,813      29,813    279,813
  12        50,139     29,087     29,087     279,087   33,146      33,146    283,146
  13        55,796     31,629     31,629     281,629   36,551      36,551    286,551
  14        61,736     34,131     34,131     284,131   40,025      40,025    290,025
  15        67,972     36,570     36,570     286,570   43,558      43,558    293,558
  16        74,521     38,925     38,925     288,925   47,144      47,144    297,144
  17        81,397     41,171     41,171     291,171   50,799      50,799    300,799
  18        88,617     43,291     43,291     293,291   54,527      54,527    304,527
  19        96,198     45,262     45,262     295,262   58,330      58,330    308,330
  20       104,158     47,047     47,047     297,047   62,202      62,202    312,202
  25       150,340     51,564     51,564     301,564   82,448      82,448    332,448
  30       209,282     42,728     42,728     292,728   102,671    102,671    352,671



 * These values reflect investment results using guaranteed cost of insurance rates and administrative charges and the maximum transaction charge for the zero coupon bond account.


** These values reflect investment results using current cost of insurance rates and administrative charges and the current transaction charge for the zero coupon bond account.


The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, POLICY ACCOUNT VALUE AND NET CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE DIFFERENT RATES OF RETURN OF THE SEPARATE ACCOUNTS IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR PARTICULAR SEPARATE ACCOUNTS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

    PROVIDENT MUTUAL -- FLEXIBLE PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE



$250,000 FACE AMOUNT                       MALE INSURED ISSUE AGE 40 PREFERRED
DEATH BENEFIT OPTION B                     ANNUAL PREMIUM $3,000



             ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%



                                GUARANTEED*                      CURRENT**
          PREMIUMS     -----------------------------   -----------------------------
END OF   ACCUMULATED   POLICY    NET CASH              POLICY    NET CASH
POLICY   AT 5% INT.    ACCOUNT   SURRENDER    DEATH    ACCOUNT   SURRENDER    DEATH
 YEAR     PER YEAR      VALUE      VALUE     BENEFIT    VALUE      VALUE     BENEFIT
 ----     --------      -----      -----     -------    -----      -----     -------
   1         3,150      2,161         601    252,161    2,354         794    252,354
   2         6,458      4,714       2,974    254,714    5,123       3,383    255,123
   3         9,930      7,477       5,557    257,477    8,129       6,209    258,129
   4        13,577     10,463       8,363    260,463   11,385       9,285    261,385
   5        17,406     13,695      11,415    263,695   14,918      12,638    264,918
   6        21,426     17,187      14,875    267,187   18,745      16,432    268,745
   7        25,647     20,960      19,110    270,960   22,912      21,062    272,912
   8        30,080     25,038      23,650    275,038   27,448      26,061    277,448
   9        34,734     29,444      28,519    279,444   32,390      31,465    282,390
  10        39,620     34,203      33,741    284,203   37,770      37,307    287,770
  11        44,751     39,345      39,345    289,345   43,886      43,886    293,886
  12        50,139     44,889      44,889    294,889   50,564      50,564    300,564
  13        55,796     50,858      50,858    300,858   57,854      57,854    307,854
  14        61,736     57,278      57,278    307,278   65,810      65,810    315,810
  15        67,972     64,172      64,172    314,172   74,487      74,487    324,487
  16        74,521     71,569      71,569    321,569   83,951      83,951    333,951
  17        81,397     79,499      79,499    329,499   94,296      94,296    344,296
  18        88,617     88,002      88,002    338,002   105,614    105,614    355,614
  19        96,198     97,117      97,117    347,117   118,003    118,003    368,003
  20       104,158     106,875    106,875    356,875   131,566    131,566    381,566
  25       150,340     166,360    166,360    416,360   221,344    221,344    471,344
  30       209,282     246,028    246,028    496,028   362,159    362,159    612,159



 * These values reflect investment results using guaranteed cost of insurance rates and administrative charges and the maximum transaction charge for the zero coupon bond account.


** These values reflect investment results using current cost of insurance rates and administrative charges and the current transaction charge for the zero coupon bond account.


The death benefit may, and the policy account values and net cash surrender values will differ if premiums are paid in different amounts or frequencies.

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

                                   APPENDIX B

                            LONG TERM MARKET TRENDS

     The information below is a record of the compound annual returns of common stocks, high-grade corporate bonds and 30-day U.S. Treasury bills over 20 year holding periods.* The compound annual returns assume the reinvestment of dividends, capital gains and interest. This is an historical record and is not intended as a projection of future performance. Charges associated with a variable life policy are not reflected.

     The data indicates that, historically, the investment performance of common stocks over long periods of time has been positive and has generally been superior to that of long-term, high-grade debt securities. Common stocks have, however, been subject to more dramatic market adjustments over short periods of time. To the extent that cash value is allocated to separate accounts which invest in common stocks, these trends indicate the potential advantages of holding a variable life insurance policy for a long period of time.


     The following chart illustrates the compound annual returns of the S&P 500 Composite Stock Price Index for each of the 20-year periods shown. These returns are compared to the compound annual returns of high-grade corporate bonds and U.S. Treasury bills for the same periods. (The 20-year periods selected for the chart begin in 1938 and have ending periods at five year intervals.)


        Measurement Period
      (Fiscal Year Covered)              Stocks               Bonds         U.S. Treasury Bills
1957                                      12.98                2.52                 0.91
1962                                      15.25                2.48                 1.50
1967                                      14.63                2.01                 2.38
1972                                      11.67                2.95                 3.39
1977                                       8.12                3.99                 4.44
1982                                       8.30                4.47                 6.51
1987                                       9.27                7.88                 7.44
1992                                      11.33                9.54                 7.70
1997                                      16.65               10.29                 7.29

---------------

* Sources: Common stock returns -- Standard & Poor's 500 Composite Stock Price Index. Corporate bond returns -- Salomon Brothers Long-Term High-Grade Corporate Bond Index and U.S. Treasury Bill returns -- C.R.S.P. U.S. Government Bond File through 1976 and The Wall Street Journal thereafter. All data from: (C)Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1998 Yearbook(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

     Over the 53 20-year time periods beginning in 1926 and ending in 1997 (i.e. 1926-1945, 1927-1946, and so on through 1978-1997):



     -- The compound annual return of common stocks was superior to that of high-grade, long-term corporate bonds in 50 of the 53 periods.



     -- The compound annual return of common stocks surpassed that of U.S.
        Treasury bills in each of the 53 periods.



     -- Common stock compound annual returns exceeded the average annual rate of inflation in each of the 53 periods.



     Over the 43 30-year time periods beginning in 1926 and ending in 1997, the compound annual return of common stocks was superior to that of high-grade, long-term corporate bonds, U.S. Treasury bills and inflation in all 43 periods.



     From 1926 through 1997 the compound annual return for common stocks was 11.0%, compared to 5.7% for high-grade, long-term corporate bonds, 5.2% for Long-Term Government Bonds, 3.8% for U.S. Treasury bills and 3.1% for the Consumer Price Index.

                            ------------------------

       SUMMARY TABLE: HISTORIC S&P 500 COMPOSITE STOCK INDEX RESULTS FOR
                            SPECIFIC HOLDING PERIODS


     The following chart categorizes the historical results of the Standard & Poor's 500 Composite Stock Index, with dividends reinvested, over one-year, five-year, ten-year and twenty-year periods beginning in 1926 and ending in 1997.


     The chart shows that historically, the longer that a portfolio matching the S&P 500 Composite Stock Index was held, the less likely was the chance of a loss. Conversely, the shorter the holding period of such a portfolio, the more likely was the chance of a loss. The chart also shows that shorter term results tend to be more extreme than longer term results.

     THE CHART IS NOT A PROJECTION OR REPRESENTATION OF FUTURE STOCK MARKET RESULTS. IT CANNOT BE TAKEN AS REPRESENTATIVE OF THE PERFORMANCE OF ANY ONE SEPARATE ACCOUNT. RATHER IT SHOWS THE HISTORIC PERFORMANCE OF A BROAD INDEX OF STOCKS OVER ARBITRARILY SELECTED TIME PERIODS.

             PERCENT OF HOLDING PERIODS WITH THE FOLLOWING RETURNS:


                                                                                                      GREATER
                                                                                                       THAN
           HOLDING             NEGATIVE    0-5.00%    5.01-10.00%     10.01-15.00%    15.01-20.00%    20.00%
           PERIOD               RETURN     RETURN        RETURN          RETURN          RETURN       RETURN
           ------              --------    -------    -----------     ------------    ------------    ------
 1 year                          27.8%       4.2%         11.1%            6.9%           11.1%        38.9%
 5 years                         10.3%      14.7%         14.7%           32.4%           17.6%        10.3%
10 years                          3.2%      11.1%         34.9%           22.2%           27.0%         1.6%
20 years                          0.0%       5.8%         32.1%           54.7%            7.5%         0.0%


---------------

Source: All basic data from: (C)Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1998 Yearbook(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

                     TREASURY BILLS ADJUSTED FOR INFLATION

     The data below show the annual rate of return over 20-year holding periods of U.S. Treasury Bills after adjusting for inflation as measured by the Urban Consumer Price Index. This annual rate, as adjusted, is also called the real interest rate and is represented as the real interest rate in the chart below. U.S. Treasury Bills are considered to be one of the safest kinds of investments, as they are backed by the U.S. government. However, the highest inflation-adjusted return of U.S. Treasury Bills over the historic 20-year periods presented below has been modest.

                     Measurement Period                        Treasury Bills Adjusted for
                   (Fiscal Year Covered)                                Inflation
1957                                                                      -2.45
1962                                                                      -1.44
1967                                                                        0.5
1972                                                                       1.02
1977                                                                       0.44
1982                                                                       0.47
1987                                                                       1.07
1992                                                                        1.4
1997                                                                       2.29

Selected 20-year periods ending on year shown above.
---------------

Source: All basic data from: (C)Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1998 Yearbook(TM), Ibbotson Associates, Inc., Chicago. All rights reserved.

                          ---------------------------

                 THE "DOLLAR COST AVERAGING" INVESTMENT METHOD

     As the Compound Annual Returns graph indicates, the investment performance of many common stocks has generally been positive over certain relatively long periods. Common stocks have, however, also been subject to market declines, often dramatic ones, and general volatility of prices over shorter time periods. The price fluctuations of common stocks has historically been greater than that of high-grade debt securities.

     The relative volatility of common stock prices as compared with prices of high-grade debt instruments offers both advantages and disadvantages to investors. Unfortunately, many investors who otherwise might be interested in common stocks see only the disadvantages and not the advantages of stock price fluctuation. The primary disadvantage, of course, is that price declines can be prolonged and substantial, and when this occurs, investors cannot liquidate their investments without realizing losses. Price declines, however, also offer investors important opportunities.

     Opportunity arises from the fact that investors can purchase more common stock for the same amount of money than they would before prices declined. Investors may take advantage of this if they remain willing to continue investing in both rising and falling markets. The dollar cost averaging method of investing demonstrates this.

     In this method of investing:

     - Relatively constant dollar amounts are invested at regular intervals (monthly, quarterly, or annually).

     - Stock market fluctuations, especially the savings on purchases from price declines, are exploited for the investor's benefit.

                        HOW DOLLAR COST AVERAGING WORKS

 INVESTMENTS AT     COMMON STOCK    SHARES
REGULAR INTERVALS   MARKET PRICE   PURCHASED
-----------------   ------------   ---------
      $150              $20              7.5
       150               15             10.0
       150               10             15.0
       150                5             30.0
       150               10             15.0
       150               15             10.0
      ----                         ---------
      $900                              87.5
Total Value of 87.5 shares @ $15/share               $1,312.50
Less Investment made                                   (900.00)
                                                     ---------
Gain/Profit                                          $  412.50

     Though the market price has not returned to the initial high of $20 per share, dollar cost averaging has permitted the investor to purchase more shares at a savings and thus realize a significant gain. Obviously, the dollar cost averaging method only works if the investor continues to invest relatively constant amounts over a long period of time.

     This plan of investing does not assure a profit or protect against a loss in declining markets; it does allow investors to take advantage of market fluctuations. Since the success of this strategy is dependent on systematic investing, purchasers should consider their ability to sustain their payments through all periods of marketing fluctuations.

     How does the dollar cost averaging method relate to a variable life insurance policy? A policyowner may invest his or her net premiums in a separate account, and, although a Policy's value in the separate accounts is affected by several factors other than investment experience (e.g., cash value charges and charges against the separate account), the dollar cost averaging method can be generally applied to the Policy to the extent that the policyowner pays premiums on a regular basis and he or she allocates net premiums to separate accounts which invest in common stocks in relatively constant amounts.

                              FINANCIAL STATEMENTS

     The financial statements of PMLIC included herein should be distinguished from the financial statements of the Separate Accounts and should be considered only as bearing upon the ability of PMLIC to meet its obligations under the Policies.

                         INDEX TO FINANCIAL STATEMENTS

Provident Mutual Variable Growth Separate Account, Provident
  Mutual Variable Money Market Separate Account, Provident
  Mutual Variable Bond Separate Account, Provident Mutual
  Variable Managed Separate Account, Provident Mutual
  Variable Zero Coupon Bond Separate Account, Provident
  Mutual Variable Aggressive Growth Separate Account,
  Provident Mutual Variable International Separate Account
  and Provident Mutual Variable Separate Account.
     Report of Independent Accountants......................   F-2
     Statements of Assets and Liabilities, December 31,
      1997..................................................   F-3
     Statements of Operations for the Years Ended December
      31, 1997, 1996 and 1995...............................   F-8
     Statements of Changes in Net Assets for the Years Ended
      December 31, 1997, 1996, and 1995.....................  F-22
     Notes to Financial Statements..........................  F-36
Provident Mutual Life Insurance Company and Subsidiaries
     Report of Independent Accountants......................  F-53
     Consolidated Statements of Financial Condition,
      December 31, 1997 and 1996............................  F-54
     Consolidated Statements of Operations for the Years
      Ended December 31, 1997, 1996 and 1995................  F-55
     Consolidated Statements of Capital and Surplus for the
      Years Ended December 31, 1997, 1996 and 1995..........  F-56
     Consolidated Statements of Cash Flows for the Years
      Ended December 31, 1997, 1996 and 1995................  F-57
     Notes to Consolidated Financial Statements.............  F-58

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Report of Independent Accountants

--------------------------------------------------------------------------------

To the Policyholders and
  Board of Directors of
Provident Mutual Life Insurance
  Company

We have audited the accompanying statements of assets and liabilities of the Provident Mutual Variable Separate Accounts (Growth, Money Market, Bond, Managed, Aggressive Growth, International, Zero Coupon Bond and Variable) as of December 31, 1997, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the management of the Provident Mutual Variable Separate Accounts. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Provident Mutual Variable Separate Accounts (Growth, Money Market, Bond, Managed, Aggressive Growth, International, Zero Coupon Bond and Variable) as of December 31, 1997, and the results of their operations and the changes in their net assets for each of the three years in the period then ended in conformity with generally accepted accounting principles.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
March 4, 1998

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1997

--------------------------------------------------------------------------------

                                                          MONEY                                     AGGRESSIVE
                                          GROWTH          MARKET          BOND         MANAGED        GROWTH      INTERNATIONAL
                                         SEPARATE        SEPARATE       SEPARATE       SEPARATE      SEPARATE       SEPARATE
                                          ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Market Street Fund,
  Inc., at market value:
  Growth Portfolio...................  $206,893,584
  Money Market Portfolio.............                  $22,625,570
  Bond Portfolio.....................                                 $13,495,581
  Managed Portfolio..................                                                $36,192,027
  Aggressive Growth Portfolio........                                                               $34,927,244
  International Portfolio............                                                                              $38,762,124
Dividends receivable.................                      104,280
Receivable from Provident Mutual Life
  Insurance Company..................                      263,062
                                       ------------    -----------    -----------    -----------    -----------    -----------
Total Assets.........................   206,893,584     22,992,912     13,495,581     36,192,027     34,927,244     38,762,124
                                       ------------    -----------    -----------    -----------    -----------    -----------
LIABILITIES
Payable to Provident Mutual Life
  Insurance Company..................       111,809                        15,048         19,057
                                       ------------    -----------    -----------    -----------    -----------    -----------
NET ASSETS...........................  $206,781,775    $22,992,912    $13,480,533    $36,172,970    $34,927,244    $38,762,124
                                       ============    ===========    ===========    ===========    ===========    ===========
Held for the benefit of
  policyholders......................  $206,502,297    $22,832,474    $13,364,769    $35,981,188    $34,712,042    $38,706,062
Attributable to Provident Mutual Life
  Insurance Company..................       279,478        160,438        115,764        191,782        215,202         56,062
                                       ------------    -----------    -----------    -----------    -----------    -----------
                                       $206,781,775    $22,992,912    $13,480,533    $36,172,970    $34,927,244    $38,762,124
                                       ============    ===========    ===========    ===========    ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1997

--------------------------------------------------------------------------------

                                                                 ZERO
                                                                COUPON
                                                                 BOND
                                                               SEPARATE
                                                                ACCOUNT
-------------------------------------------------------------------------
                                                              2006 SERIES
                                                              SUBACCOUNT
-------------------------------------------------------------------------
ASSETS
Investment in the Stripped ("Zero") U.S. Treasury Securities
  Fund, Provident Mutual Series A, at market value:
  2006 Series...............................................  $8,657,163
                                                              ----------
LIABILITIES
Payable to Provident Mutual Life Insurance Company..........      15,177
                                                              ----------
NET ASSETS..................................................  $8,641,986
                                                              ==========
Held for the benefit of policyholders.......................  $8,581,416
Attributable to Provident Mutual Life Insurance Company.....      60,570
                                                              ----------
                                                              $8,641,986
                                                              ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1997

--------------------------------------------------------------------------------

                                                                 VARIABLE SEPARATE ACCOUNT
--------------------------------------------------------------------------------------------------------------------
                                        FIDELITY                   FIDELITY                  FIDELITY
                                         EQUITY-      FIDELITY       HIGH       FIDELITY       ASSET      FIDELITY
                                         INCOME        GROWTH       INCOME      OVERSEAS      MANAGER     INDEX 500
                                       SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Variable Insurance
  Products Fund, at market value:
  Equity-Income Portfolio............  $93,799,766
  Growth Portfolio...................               $109,653,375
  High Income Portfolio..............                             $15,302,332
  Overseas Portfolio.................                                          $24,399,967
Investment in the Variable Insurance
  Products Fund II, at market value:
  Asset Manager Portfolio............                                                       $42,160,660
  Index 500 Portfolio................                                                                    $72,064,851
                                       -----------  ------------  -----------  -----------  -----------  -----------
NET ASSETS...........................  $93,799,766  $109,653,375  $15,302,332  $24,399,967  $42,160,660  $72,064,851
                                       ===========  ============  ===========  ===========  ===========  ===========
Held for the benefit of
  policyholders......................  $93,784,846  $109,488,252  $15,261,950  $24,357,351  $42,034,887  $72,004,045
Attributable to Provident Mutual Life
  Insurance Company..................       14,920       165,123       40,382       42,616      125,773       60,806
                                       -----------  ------------  -----------  -----------  -----------  -----------
                                       $93,799,766  $109,653,375  $15,302,332  $24,399,967  $42,160,660  $72,064,851
                                       ===========  ============  ===========  ===========  ===========  ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1997

--------------------------------------------------------------------------------

                                                                   VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------
                                                                                                    NEUBERGER
                                                 FIDELITY                NEUBERGER    NEUBERGER     & BERMAN
                                                INVESTMENT   FIDELITY     & BERMAN    & BERMAN       LIMITED
                                                GRADE BOND  CONTRAFUND    BALANCED     GROWTH     MATURITY BOND
                                                SUBACCOUNT  SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
ASSETS
Investment in the Variable Insurance Products
  Fund II, at market value:
  Investment Grade Bond Portfolio.............  $7,897,930
  Contrafund Portfolio........................              $25,431,484
Investment in the Neuberger & Berman Advisers
  Management Trust, at market value:
  Balanced Portfolio..........................                           $6,381,375
  Growth Portfolio............................                                       $25,140,863
  Limited Maturity Bond Portfolio.............                                                       $4,222,983
                                                ----------  -----------  ----------  -----------  -------------
NET ASSETS....................................  $7,897,930  $25,431,484  $6,381,375  $25,140,863     $4,222,983
                                                ==========  ===========  ==========  ===========  =============
Held for the benefit of policyholders.........  $7,884,506  $25,412,860  $6,319,112  $25,078,557     $4,191,733
Attributable to Provident Mutual Life
  Insurance Company...........................      13,424       18,624      62,263       62,306         31,250
                                                ----------  -----------  ----------  -----------  -------------
                                                $7,897,930  $25,431,484  $6,381,375  $25,140,863     $4,222,983
                                                ==========  ===========  ==========  ===========  =============

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Assets and Liabilities, December 31, 1997

--------------------------------------------------------------------------------

                                                                      VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------
                                                  AMERICAN                                 VAN ECK
                                                 CENTURY VP     VAN ECK       VAN ECK     WORLDWIDE    ALGER AMERICAN
                                                  CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING        SMALL
                                                APPRECIATION      BOND      HARD ASSETS    MARKETS     CAPITALIZATION
                                                 SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
ASSETS
Investment in American Century Variable
  Portfolios, Inc., at market value:
  American Century VP Capital Appreciation
    Portfolio.................................   $8,434,404
Investment in the Van Eck Worldwide Insurance
  Trust, at market value:
  Van Eck Worldwide Bond Portfolio............                 $4,377,135
  Van Eck Worldwide Hard Assets Portfolio.....                              $2,781,168
  Van Eck Worldwide Emerging Markets
    Portfolio.................................                                            $6,363,909
Investment in the Alger American Fund, at
  market value:
  Alger American Small Capitalization
    Portfolio.................................                                                          $18,732,813
                                                 ----------    ----------   ----------    ----------    -----------
NET ASSETS....................................   $8,434,404    $4,377,135   $2,781,168    $6,363,909    $18,732,813
                                                 ==========    ==========   ==========    ==========    ===========
Held for the benefit of policyholders.........   $8,406,219    $4,347,951   $2,747,965    $6,322,118    $18,693,517
Attributable to Provident Mutual Life
  Insurance Company...........................       28,185       29,184        33,203       41,791          39,296
                                                 ----------    ----------   ----------    ----------    -----------
                                                 $8,434,404    $4,377,135   $2,781,168    $6,363,909    $18,732,813
                                                 ==========    ==========   ==========    ==========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                         MONEY                                AGGRESSIVE
                                           GROWTH        MARKET        BOND       MANAGED       GROWTH     INTERNATIONAL
                                          SEPARATE      SEPARATE     SEPARATE     SEPARATE     SEPARATE      SEPARATE
                                           ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT      ACCOUNT        ACCOUNT
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..............................  $ 3,927,765   $1,265,663   $  727,891   $1,112,725   $ 248,042     $  268,402
EXPENSES
Mortality and expense risks............    1,171,607      170,118       78,010      208,655     202,951        251,580
Operating expense reimbursement........       (3,041)         (40)      (1,390)
                                         -----------   ----------   ----------   ----------   ----------    ----------
Total expenses.........................    1,168,566      170,078       76,620      208,655     202,951        251,580
                                         -----------   ----------   ----------   ----------   ----------    ----------
Net investment income..................    2,759,199    1,095,585      651,271      904,070      45,091         16,822
                                         -----------   ----------   ----------   ----------   ----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain distributions
  reinvested...........................   19,579,907                                242,281      49,195      2,101,304
Net realized gain (loss) from
  redemption of investment shares......    4,127,983                    (7,292)     956,474     577,435        504,035
                                         -----------   ----------   ----------   ----------   ----------    ----------
Net realized gain (loss) on
  investments..........................   23,707,890                    (7,292)   1,198,755     626,630      2,605,339
                                         -----------   ----------   ----------   ----------   ----------    ----------
Net unrealized appreciation of
  investments:
  Beginning of year....................   36,782,658                   143,144    4,034,365   4,227,761      3,295,188
  End of year..........................   49,936,122                   545,131    8,084,445   9,124,521      3,573,814
                                         -----------   ----------   ----------   ----------   ----------    ----------
Net unrealized appreciation of
  investments during the year..........   13,153,464                   401,987    4,050,080   4,896,760        278,626
                                         -----------   ----------   ----------   ----------   ----------    ----------
Net realized and unrealized gain on
  investments..........................   36,861,354                   394,695    5,248,835   5,523,390      2,883,965
                                         -----------   ----------   ----------   ----------   ----------    ----------
Net increase in net assets resulting
  from operations......................  $39,620,553   $1,095,585   $1,045,966   $6,152,905   $5,568,481    $2,900,787
                                         ===========   ==========   ==========   ==========   ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                              ZERO COUPON BOND
                                                              SEPARATE ACCOUNT
------------------------------------------------------------------------------
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
EXPENSES
Mortality and expense risks.................................     $   47,810
Asset charge................................................         17,446
                                                                 ----------
Net investment loss.........................................        (65,256)
                                                                 ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from redemption of investment shares......        240,323
                                                                 ----------
Net realized gain on investments............................        240,323
                                                                 ----------
Net unrealized appreciation of investments:
  Beginning of year.........................................        744,136
  End of year...............................................      1,354,882
                                                                 ----------
Net unrealized appreciation of investments during the
  year......................................................        610,746
                                                                 ----------
Net realized and unrealized gain on investments.............        851,069
                                                                 ----------
Net increase in net assets resulting from operations........     $  785,813
                                                                 ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                     VARIABLE SEPARATE ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
                                            FIDELITY                    FIDELITY                  FIDELITY
                                             EQUITY-      FIDELITY        HIGH       FIDELITY      ASSET       FIDELITY
                                             INCOME        GROWTH        INCOME      OVERSEAS     MANAGER      INDEX 500
                                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends................................  $1,044,885    $  527,324    $ 626,782    $ 290,204    $1,122,466   $   358,610
EXPENSES
Mortality and expense risks..............     533,228       649,048       80,380      144,312      255,690        355,997
                                           -----------   -----------   ----------   ----------   ----------   -----------
Net investment income (loss).............     511,657      (121,724)     546,402      145,892      866,776          2,613
                                           -----------   -----------   ----------   ----------   ----------   -----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
Realized gain distributions reinvested...   5,253,449     2,887,725       77,467    1,152,021    2,815,676        727,665
Net realized gain from redemption of
  investment shares......................     965,614     1,224,507      123,771      156,064      391,666        814,167
                                           -----------   -----------   ----------   ----------   ----------   -----------
Net realized gain on investments.........   6,219,063     4,112,232      201,238    1,308,085    3,207,342      1,541,832
                                           -----------   -----------   ----------   ----------   ----------   -----------
Net unrealized appreciation of
  investments:
  Beginning of year......................   9,654,194    12,974,029      471,856    1,745,917    4,535,884      4,431,677
  End of year............................  20,932,815    27,530,683    1,485,682    2,054,866    7,028,980     15,712,282
                                           -----------   -----------   ----------   ----------   ----------   -----------
Net unrealized appreciation of
  investments during the year ...........  11,278,621    14,556,654    1,013,826      308,949    2,493,096     11,280,605
                                           -----------   -----------   ----------   ----------   ----------   -----------
Net realized and unrealized gain on
  investments............................  17,497,684    18,668,886    1,215,064    1,617,034    5,700,438     12,822,437
                                           -----------   -----------   ----------   ----------   ----------   -----------
Net increase in net assets resulting from
  operations.............................  $18,009,341   $18,547,162   $1,761,466   $1,762,926   $6,567,214   $12,825,050
                                           ===========   ===========   ==========   ==========   ==========   ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                    VARIABLE SEPARATE ACCOUNT
-------------------------------------------------------------------------------------------------------------------
                                                FIDELITY                 NEUBERGER    NEUBERGER       NEUBERGER
                                               INVESTMENT    FIDELITY     & BERMAN     & BERMAN    & BERMAN LIMITED
                                               GRADE BOND   CONTRAFUND    BALANCED      GROWTH      MATURITY BOND
                                               SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends....................................   $307,980    $  64,609     $ 77,242                     $153,994
EXPENSES
Mortality and expense risks..................     43,496      116,135       36,171    $ 146,708          23,036
                                                --------    ----------    --------    ----------       --------
Net investment income (loss).................    264,484      (51,526)      41,071     (146,708)        130,958
                                                --------    ----------    --------    ----------       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.......                 170,752      198,255    1,531,297
Net realized gain (loss) from redemption of
  investment shares..........................      2,841      199,925      106,220      611,229          (6,752)
                                                --------    ----------    --------    ----------       --------
Net realized gain (loss) on investments......      2,841      370,677      304,475    2,142,526          (6,752)
                                                --------    ----------    --------    ----------       --------
Net unrealized appreciation of investments:
  Beginning of year..........................    155,266      477,324       71,201    1,243,267          19,157
  End of year................................    401,371    3,332,605      595,317    4,238,015          86,785
                                                --------    ----------    --------    ----------       --------
Net unrealized appreciation of investments
  during the year............................    246,105    2,855,281      524,116    2,994,748          67,628
                                                --------    ----------    --------    ----------       --------
Net realized and unrealized gain on
  investments................................    248,946    3,225,958      828,591    5,137,274          60,876
                                                --------    ----------    --------    ----------       --------
Net increase in net assets resulting from
  operations.................................   $513,430    $3,174,432    $869,662    $4,990,566       $191,834
                                                ========    ==========    ========    ==========       ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                        VARIABLE SEPARATE ACCOUNT
------------------------------------------------------------------------------------------------------------------------
                                                    AMERICAN                                  VAN ECK
                                                   CENTURY VP     VAN ECK       VAN ECK      WORLDWIDE    ALGER AMERICAN
                                                    CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING         SMALL
                                                  APPRECIATION      BOND      HARD ASSETS     MARKETS     CAPITALIZATION
                                                   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.......................................                  $105,223     $  45,568    $    9,541
EXPENSES
Mortality and expense risks.....................  $    56,416       25,359        12,555        31,122      $   90,562
                                                  -----------     --------     ---------    -----------     ----------
Net investment income (loss)....................      (56,416)      79,864        33,013       (21,581)        (90,562)
                                                  -----------     --------     ---------    -----------     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested..........      171,163                     33,634                       449,342
Net realized gain (loss) from redemption of
  investment shares.............................      (90,120)      12,516        61,163        82,065          11,202
                                                  -----------     --------     ---------    -----------     ----------
Net realized gain on investments................       81,043       12,516        94,797        82,065         460,544
                                                  -----------     --------     ---------    -----------     ----------
Net unrealized appreciation (depreciation) of
  investments:
  Beginning of year.............................     (633,726)      70,532       187,278        90,708         173,011
  End of year...................................   (1,024,766)      61,527       (31,204)   (1,437,453)      1,324,974
                                                  -----------     --------     ---------    -----------     ----------
Net unrealized appreciation (depreciation) of
  investments during the year...................     (391,040)      (9,005)     (218,482)   (1,528,161)      1,151,963
                                                  -----------     --------     ---------    -----------     ----------
Net realized and unrealized gain (loss) on
  investments...................................     (309,997)       3,511      (123,685)   (1,446,096)      1,612,507
                                                  -----------     --------     ---------    -----------     ----------
Net increase (decrease) in net assets resulting
  from operations...............................  $  (366,413)    $ 83,375     $ (90,672)   $(1,467,677)    $1,521,945
                                                  ===========     ========     =========    ===========     ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                           MONEY                                 AGGRESSIVE
                                            GROWTH        MARKET         BOND        MANAGED       GROWTH     INTERNATIONAL
                                           SEPARATE      SEPARATE      SEPARATE     SEPARATE      SEPARATE      SEPARATE
                                           ACCOUNT        ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT        ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..............................  $ 4,325,341    $1,024,420    $ 606,893    $1,018,010    $ 206,506     $  289,229
EXPENSES
Mortality and expense risks............      954,536       141,194       66,990       179,326      151,081        191,387
Operating expense reimbursement........       (3,491)         (146)      (1,087)
                                         -----------    ----------    ---------    ----------    ----------    ----------
Total expenses.........................      951,045       141,048       65,903       179,326      151,081        191,387
                                         -----------    ----------    ---------    ----------    ----------    ----------
Net investment income..................    3,374,296       883,372      540,990       838,684       55,425         97,842
                                         -----------    ----------    ---------    ----------    ----------    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
Realized gain distributions
  reinvested...........................    6,799,388                                1,102,736    2,080,731      1,172,472
Net realized gain (loss) from
  redemption of investment shares......    3,053,590                     (2,425)      628,270      460,172        273,023
                                         -----------    ----------    ---------    ----------    ----------    ----------
Net realized gain (loss) on
  investments..........................    9,852,978                     (2,425)    1,731,006    2,540,903      1,445,495
                                         -----------    ----------    ---------    ----------    ----------    ----------
Net unrealized appreciation
  (depreciation) of investments:
  Beginning of year....................   23,244,683                    443,614     3,562,768    2,711,686      2,138,159
  End of year..........................   36,782,658                    143,144     4,034,365    4,227,761      3,295,188
                                         -----------    ----------    ---------    ----------    ----------    ----------
Net unrealized appreciation
  (depreciation) of investments during
  the year.............................   13,537,975                   (300,470)      471,597    1,516,075      1,157,029
                                         -----------    ----------    ---------    ----------    ----------    ----------
Net realized and unrealized gain (loss)
  on investments.......................   23,390,953                   (302,895)    2,202,603    4,056,978      2,602,524
                                         -----------    ----------    ---------    ----------    ----------    ----------
Net increase in net assets resulting
  from operations......................  $26,765,249    $  883,372    $ 238,095    $3,041,287    $4,112,403    $2,700,366
                                         ===========    ==========    =========    ==========    ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                   ZERO COUPON BOND
                                                                   SEPARATE ACCOUNT
-----------------------------------------------------------------------------------------
                                                              1996 SERIES     2006 SERIES
                                                              SUBACCOUNT**    SUBACCOUNT
-----------------------------------------------------------------------------------------
EXPENSES
Mortality and expense risks.................................   $   4,977       $  33,364
Asset charge................................................       1,982          12,204
                                                               ---------       ---------
Net investment loss.........................................      (6,959)        (45,568)
                                                               ---------       ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from redemption of investment shares......     230,886         132,042
                                                               ---------       ---------
Net realized gain on investments............................     230,886         132,042
                                                               ---------       ---------
Net unrealized appreciation (depreciation) of investments:
  Beginning of year.........................................     195,315         910,239
  End of year...............................................                     744,136
                                                               ---------       ---------
Net unrealized depreciation of investments during the
  year......................................................    (195,315)       (166,103)
                                                               ---------       ---------
Net realized and unrealized gain (loss) on investments......      35,571         (34,061)
                                                               ---------       ---------
Net increase (decrease) in net assets resulting from
  operations................................................   $  28,612       $ (79,629)
                                                               =========       =========

** For the period January 1, 1996 to May 15, 1996 (date of maturity).

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                    VARIABLE SEPARATE ACCOUNT
----------------------------------------------------------------------------------------------------------------------
                                            FIDELITY                  FIDELITY                  FIDELITY
                                            EQUITY-      FIDELITY       HIGH       FIDELITY      ASSET       FIDELITY
                                             INCOME       GROWTH       INCOME      OVERSEAS     MANAGER     INDEX 500
                                           SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends................................  $  55,034    $ 133,186     $289,256    $ 105,244    $ 989,396    $  114,956
EXPENSES
Mortality and expense risks..............    324,906      435,364       40,586       83,411      196,306       106,980
                                           ----------   ----------    --------    ----------   ----------   ----------
Net investment income (loss).............   (269,872)    (302,178)     248,670       21,833      793,090         7,976
                                           ----------   ----------    --------    ----------   ----------   ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS
Realized gain distributions reinvested...  1,577,632    3,362,939       56,594      115,769      815,818       295,601
Net realized gain from redemption of
  investment shares......................    292,479      461,027      136,266       72,206       42,369       108,595
                                           ----------   ----------    --------    ----------   ----------   ----------
Net realized gain on investments.........  1,870,111    3,823,966      192,860      187,975      858,187       404,196
                                           ----------   ----------    --------    ----------   ----------   ----------
Net unrealized appreciation of
  investments:
  Beginning of year......................  5,231,207    8,695,334      207,596      502,338    2,425,055     1,377,575
  End of year............................  9,654,194    12,974,029     471,856    1,745,917    4,535,884     4,431,677
                                           ----------   ----------    --------    ----------   ----------   ----------
Net unrealized appreciation of
  investments during the year............  4,422,987    4,278,695      264,260    1,243,579    2,110,829     3,054,102
                                           ----------   ----------    --------    ----------   ----------   ----------
Net realized and unrealized gain on
  investments............................  6,293,098    8,102,661      457,120    1,431,554    2,969,016     3,458,298
                                           ----------   ----------    --------    ----------   ----------   ----------
Net increase in net assets resulting from
  operations.............................  $6,023,226   $7,800,483    $705,790    $1,453,387   $3,762,106   $3,466,274
                                           ==========   ==========    ========    ==========   ==========   ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                  VARIABLE SEPARATE ACCOUNT
-----------------------------------------------------------------------------------------------------------------
                                              FIDELITY                 NEUBERGER    NEUBERGER       NEUBERGER
                                             INVESTMENT    FIDELITY     & BERMAN     & BERMAN    & BERMAN LIMITED
                                             GRADE BOND   CONTRAFUND    BALANCED      GROWTH      MATURITY BOND
                                             SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends..................................   $122,049                  $ 79,943    $   4,468        $111,448
EXPENSES
Mortality and expense risks................     40,295     $  9,544       27,615       98,600          11,344
                                              --------     --------     --------    ----------       --------
Net investment income (loss)...............     81,754       (9,544)      52,328      (94,132)        100,104
                                              --------     --------     --------    ----------       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Realized gain distributions reinvested.....                              444,565    1,045,605
Net realized gain (loss) from redemption of
  investment shares........................     34,895        3,778       14,849       96,798          (8,673)
                                              --------     --------     --------    ----------       --------
Net realized gain (loss) on investments....     34,895        3,778      459,414    1,142,403          (8,673)
                                              --------     --------     --------    ----------       --------
Net unrealized appreciation (depreciation)
  of investments:
  Beginning of year........................    173,631                   337,802    1,140,571          44,695
  End of year..............................    155,266      477,324       71,201    1,243,267          19,157
                                              --------     --------     --------    ----------       --------
Net unrealized appreciation (depreciation)
  of investments during the year...........    (18,365)     477,324     (266,601)     102,696         (25,538)
                                              --------     --------     --------    ----------       --------
Net realized and unrealized gain (loss) on
  investments..............................     16,530      481,102      192,813    1,245,099         (34,211)
                                              --------     --------     --------    ----------       --------
Net increase in net assets resulting from
  operations...............................   $ 98,284     $471,558     $245,141    $1,150,967       $ 65,893
                                              ========     ========     ========    ==========       ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                  VARIABLE SEPARATE ACCOUNT
-----------------------------------------------------------------------------------------------------------------
                                                           VAN ECK     VAN ECK GOLD    VAN ECK     ALGER AMERICAN
                                                          WORLDWIDE    AND NATURAL     EMERGING        SMALL
                                            TCI GROWTH       BOND       RESOURCES      MARKETS     CAPITALIZATION
                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.................................                 $65,988       $ 12,742      $   219        $    95
EXPENSES
Mortality and expense risks...............  $   49,667      15,456         10,810        4,045         17,365
                                            -----------    -------       --------      -------        -------
Net investment income (loss)..............     (49,667)     50,532          1,932       (3,826)       (17,270)
                                            -----------    -------       --------      -------        -------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Realized gain distributions reinvested....     728,835                     12,496
Net realized gain (loss) from redemption
  of investment shares....................     127,215      20,012         40,140          470        (59,161)
                                            -----------    -------       --------      -------        -------
Net realized gain (loss) on investments...     856,050      20,012         52,636          470        (59,161)
                                            -----------    -------       --------      -------        -------
Net unrealized appreciation (depreciation)
  of investments:
  Beginning of year.......................     584,114      70,122         65,442
  End of year.............................    (633,726)     70,532        187,278       90,708        173,011
                                            -----------    -------       --------      -------        -------
Net unrealized appreciation (depreciation)
  of investments during the year..........  (1,217,840)        410        121,836       90,708        173,011
                                            -----------    -------       --------      -------        -------
Net realized and unrealized gain (loss) on
  investments.............................    (361,790)     20,422        174,472       91,178        113,850
                                            -----------    -------       --------      -------        -------
Net increase (decrease) in net assets
  resulting from operations...............  $ (411,457)    $70,954       $176,404      $87,352        $96,580
                                            ===========    =======       ========      =======        =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                           MONEY                                 AGGRESSIVE
                                             GROWTH       MARKET        BOND         MANAGED       GROWTH     INTERNATIONAL
                                            SEPARATE     SEPARATE     SEPARATE      SEPARATE      SEPARATE      SEPARATE
                                            ACCOUNT       ACCOUNT      ACCOUNT       ACCOUNT      ACCOUNT        ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends...............................  $ 3,702,641    $817,140    $  548,703    $1,057,761                  $   94,132
EXPENSES
Mortality and expense risks.............      767,425     101,404        56,053       152,755    $ 106,115        139,362
Operating expense reimbursement.........      (12,376)       (538)       (1,846)
                                          -----------    --------    ----------    ----------    ----------    ----------
Total expenses..........................      755,049     100,866        54,207       152,755      106,115        139,362
                                          -----------    --------    ----------    ----------    ----------    ----------
Net investment income (loss)............    2,947,592     716,274       494,496       905,006     (106,115)       (45,230)
                                          -----------    --------    ----------    ----------    ----------    ----------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
Realized gain distributions
  reinvested............................    7,782,999                                  24,410      109,290        444,778
Net realized gain from redemption of
  investment shares.....................    1,322,359                     8,291       502,630      169,077        440,185
                                          -----------    --------    ----------    ----------    ----------    ----------
Net realized gain on investments........    9,105,358                     8,291       527,040      278,367        884,963
                                          -----------    --------    ----------    ----------    ----------    ----------
Net unrealized appreciation
  (depreciation)
  of investments:
  Beginning of year.....................    3,760,116                  (660,717)     (168,478)   1,000,654        372,684
  End of year...........................   23,244,683                   443,614     3,562,768    2,711,686      2,138,159
                                          -----------    --------    ----------    ----------    ----------    ----------
Net unrealized appreciation of
  investments during the year...........   19,484,567                 1,104,331     3,731,246    1,711,032      1,765,475
                                          -----------    --------    ----------    ----------    ----------    ----------
Net realized and unrealized gain
  on investments........................   28,589,925                 1,112,622     4,258,286    1,989,399      2,650,438
                                          -----------    --------    ----------    ----------    ----------    ----------
Net increase in net assets resulting
  from operations.......................  $31,537,517    $716,274    $1,607,118    $5,163,292    $1,883,284    $2,605,208
                                          ===========    ========    ==========    ==========    ==========    ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                                   ZERO COUPON BOND
                                                                   SEPARATE ACCOUNT
----------------------------------------------------------------------------------------
                                                              1996 SERIES    2006 SERIES
                                                              SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------
EXPENSES
Mortality and expense risks.................................   $ 11,204      $   24,226
Asset charge................................................      4,511           8,855
                                                               --------      ----------
Net investment loss.........................................    (15,715)        (33,081)
                                                               --------      ----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from redemption of investment shares......     46,689         103,889
                                                               --------      ----------
Net realized gain on investments............................     46,689         103,889
                                                               --------      ----------
Net unrealized appreciation (depreciation) of investments:
  Beginning of year.........................................     89,755         (32,676)
  End of year...............................................    195,315         910,239
                                                               --------      ----------
Net unrealized appreciation of investments during the
  year......................................................    105,560         942,915
                                                               --------      ----------
Net realized and unrealized gain on investments.............    152,249       1,046,804
                                                               --------      ----------
Net increase in net assets resulting from operations........   $136,534      $1,013,723
                                                               ========      ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                              VARIABLE SEPARATE ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
                                FIDELITY                  FIDELITY                  FIDELITY                  FIDELITY
                                EQUITY-      FIDELITY       HIGH       FIDELITY      ASSET       FIDELITY    INVESTMENT
                                 INCOME       GROWTH       INCOME      OVERSEAS     MANAGER     INDEX 500    GRADE BOND
                               SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends....................  $ 537,930    $ 119,536     $ 41,451     $ 14,561    $ 459,474    $  50,011     $ 28,403
EXPENSES
Mortality and expense
  risks......................    149,976      229,692       10,896       39,734      171,262       35,351        9,588
                               ----------   ----------    --------     --------    ----------   ----------    --------
Net investment income
  (loss).....................    387,954     (110,156)      30,555      (25,173)     288,212       14,660       18,815
                               ----------   ----------    --------     --------    ----------   ----------    --------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Realized gain distributions
  reinvested.................    640,717                                 14,561                     6,844
Net realized gain (loss) from
  redemption of investment
  shares.....................     38,430       50,953        6,119        5,737      (74,582)      89,812       11,650
                               ----------   ----------    --------     --------    ----------   ----------    --------
Net realized gain (loss)
  on investments.............    679,147       50,953        6,119       20,298      (74,582)      96,656       11,650
                               ----------   ----------    --------     --------    ----------   ----------    --------
Net unrealized appreciation
  (depreciation) of
  investments:
  Beginning of year..........     80,034       60,179       (1,350)     (77,282)   (1,113,746)     20,259       (2,065)
  End of year................  5,231,207    8,695,334      207,596      502,338    2,425,055    1,377,575      173,631
                               ----------   ----------    --------     --------    ----------   ----------    --------
Net unrealized appreciation
  of investments during the
  year.......................  5,151,173    8,635,155      208,946      579,620    3,538,801    1,357,316      175,696
                               ----------   ----------    --------     --------    ----------   ----------    --------
Net realized and unrealized
  gain on investments........  5,830,320    8,686,108      215,065      599,918    3,464,219    1,453,972      187,346
                               ----------   ----------    --------     --------    ----------   ----------    --------
Net increase in net assets
  resulting from
  operations.................  $6,218,274   $8,575,952    $245,620     $574,745    $3,752,431   $1,468,632    $206,161
                               ==========   ==========    ========     ========    ==========   ==========    ========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Operations for the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                               VARIABLE SEPARATE ACCOUNT
-----------------------------------------------------------------------------------------------------------------------
                                NEUBERGER    NEUBERGER       NEUBERGER                     VAN ECK         VAN ECK
                                 & BERMAN     & BERMAN    & BERMAN LIMITED      TCI       WORLDWIDE    GOLD AND NATURAL
                                 BALANCED      GROWTH      MATURITY BOND       GROWTH        BOND         RESOURCES
                                SUBACCOUNT   SUBACCOUNT      SUBACCOUNT      SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends.....................   $ 38,294    $  10,198        $15,353         $  1,318     $ 89,753        $ 7,028
EXPENSES
Mortality and expense risks...     17,742       47,689          4,199           18,644        8,303          4,526
                                 --------    ----------       -------         --------     --------        -------
Net investment income
  (loss)......................     20,552      (37,491)        11,154          (17,326)      81,450          2,502
                                 --------    ----------       -------         --------     --------        -------
NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
Realized gain distributions
  reinvested..................     12,309      136,648
Net realized gain (loss) from
  redemption of investment
  shares......................     14,321      (13,352)         2,057           24,415        9,650         (2,771)
                                 --------    ----------       -------         --------     --------        -------
Net realized gain (loss)
  on investments..............     26,630      123,296          2,057           24,415        9,650         (2,771)
                                 --------    ----------       -------         --------     --------        -------
Net unrealized appreciation
  (depreciation) of
  investments:
  Beginning of year...........    (87,659)    (221,388)           267           25,541        9,600        (11,497)
  End of year.................    337,802    1,140,571         44,695          584,114       70,122         65,442
                                 --------    ----------       -------         --------     --------        -------
Net unrealized appreciation of
  investments during the
  year........................    425,461    1,361,959         44,428          558,573       60,522         76,939
                                 --------    ----------       -------         --------     --------        -------
Net realized and unrealized
  gain on investments.........    452,091    1,485,255         46,485          582,988       70,172         74,168
                                 --------    ----------       -------         --------     --------        -------
Net increase in net assets
  resulting from operations...   $472,643    $1,447,764       $57,639         $565,662     $151,622        $76,670
                                 ========    ==========       =======         ========     ========        =======

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                       MONEY                                   AGGRESSIVE
                                        GROWTH         MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                       SEPARATE       SEPARATE      SEPARATE      SEPARATE      SEPARATE       SEPARATE
                                       ACCOUNT        ACCOUNT        ACCOUNT       ACCOUNT       ACCOUNT        ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income..............  $  2,759,199   $  1,095,585   $   651,271   $   904,070   $    45,091    $    16,822
Net realized gain (loss) on
  investments......................    23,707,890                       (7,292)    1,198,755       626,630      2,605,339
Net unrealized appreciation of
  investments during the year......    13,153,464                      401,987     4,050,080     4,896,760        278,626
                                     ------------   ------------   -----------   -----------   -----------    -----------
Net increase in net assets from
  operations.......................    39,620,553      1,095,585     1,045,966     6,152,905     5,568,481      2,900,787
                                     ------------   ------------   -----------   -----------   -----------    -----------
FROM VARIABLE LIFE POLICY
  TRANSACTIONS
Policyholders' net premiums........    28,779,076     41,392,009     2,883,256     5,061,216     7,652,795      9,275,052
Cost of insurance and
  administrative charges...........   (11,378,551)    (4,214,952)   (1,049,368)   (2,164,675)   (2,627,095)    (3,135,940)
Surrenders and forfeitures.........   (10,450,206)      (893,804)     (421,877)   (1,834,332)   (1,314,144)    (1,656,263)
Transfers between investment
  portfolios.......................    (4,245,851)   (38,647,233)       25,947    (1,015,633)      327,609        (19,790)
Net withdrawals due to policy
  loans............................    (3,880,476)      (348,424)     (150,015)     (428,805)     (565,546)      (566,895)
Withdrawals due to death
  benefits.........................      (453,320)       (10,985)      (23,685)     (113,392)      (12,782)       (25,012)
                                     ------------   ------------   -----------   -----------   -----------    -----------
Net increase (decrease) in net
  assets derived from policy
  transactions.....................    (1,629,328)    (2,723,389)    1,264,258      (495,621)    3,460,837      3,871,152
                                     ------------   ------------   -----------   -----------   -----------    -----------
Total increase (decrease) in net
  assets...........................    37,991,225     (1,627,804)    2,310,224     5,657,284     9,029,318      6,771,939
NET ASSETS
  Beginning of year................   168,790,550     24,620,716    11,170,309    30,515,686    25,897,926     31,990,185
                                     ------------   ------------   -----------   -----------   -----------    -----------
  End of year......................  $206,781,775   $ 22,992,912   $13,480,533   $36,172,970   $34,927,244    $38,762,124
                                     ============   ============   ===========   ===========   ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                              ZERO COUPON BOND
                                                              SEPARATE ACCOUNT
------------------------------------------------------------------------------
                                                                2006 SERIES
                                                                 SUBACCOUNT
------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss.........................................     $  (65,256)
Net realized gain on investments............................        240,323
Net unrealized appreciation of investments during the
  year......................................................        610,746
                                                                 ----------
Net increase in net assets from operations..................        785,813
                                                                 ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................      2,330,310
Cost of insurance and administrative charges................       (788,189)
Surrenders and forfeitures..................................       (153,867)
Transfers between investment portfolios.....................        143,804
Net withdrawals due to policy loans.........................        (88,482)
                                                                 ----------
Net increase in net assets derived from policy
  transactions..............................................      1,443,576
                                                                 ----------
Total increase in net assets................................      2,229,389
NET ASSETS
  Beginning of year.........................................      6,412,597
                                                                 ----------
  End of year...............................................     $8,641,986
                                                                 ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                      VARIABLE SEPARATE ACCOUNT
----------------------------------------------------------------------------------------------------------------------------
                                           FIDELITY                     FIDELITY                    FIDELITY
                                            EQUITY-       FIDELITY        HIGH        FIDELITY        ASSET       FIDELITY
                                            INCOME         GROWTH        INCOME       OVERSEAS       MANAGER      INDEX 500
                                          SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)............  $   511,657   $   (121,724)  $   546,402   $   145,892   $   866,776   $     2,613
Net realized gain on investments........    6,219,063      4,112,232       201,238     1,308,085     3,207,342     1,541,832
Net unrealized appreciation of
  investments during the year...........   11,278,621     14,556,654     1,013,826       308,949     2,493,096    11,280,605
                                          -----------   ------------   -----------   -----------   -----------   -----------
Net increase in net assets from
  operations............................   18,009,341     18,547,162     1,761,466     1,762,926     6,567,214    12,825,050
                                          -----------   ------------   -----------   -----------   -----------   -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.............   23,646,606     29,144,250     3,594,929     6,932,947     8,034,994    23,023,710
Cost of insurance and administrative
  charges...............................   (7,387,112)    (9,463,481)   (1,076,133)   (1,901,779)   (3,249,362)   (5,704,702)
Surrenders and forfeitures..............   (2,364,387)    (3,547,931)     (171,214)     (612,736)   (1,661,468)     (997,451)
Transfers between investment
  portfolios............................    4,047,525       (416,903)    2,763,974     2,738,393     1,079,135    15,621,648
Net withdrawals due to policy loans.....   (1,015,473)    (1,502,812)      (45,505)     (320,179)     (309,555)   (1,042,356)
Withdrawals due to death benefits.......      (74,532)       (11,969)       (5,636)       (7,293)      (14,147)      (95,105)
                                          -----------   ------------   -----------   -----------   -----------   -----------
Net increase in net assets derived from
  policy transactions...................   16,852,627     14,201,154     5,060,415     6,829,353     3,879,597    30,805,744
                                          -----------   ------------   -----------   -----------   -----------   -----------
Total increase in net assets............   34,861,968     32,748,316     6,821,881     8,592,279    10,446,811    43,630,794
NET ASSETS
  Beginning of year.....................   58,937,798     76,905,059     8,480,451    15,807,688    31,713,849    28,434,057
                                          -----------   ------------   -----------   -----------   -----------   -----------
  End of year...........................  $93,799,766   $109,653,375   $15,302,332   $24,399,967   $42,160,660   $72,064,851
                                          ===========   ============   ===========   ===========   ===========   ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                     VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------
                                                FIDELITY                  NEUBERGER     NEUBERGER       NEUBERGER
                                               INVESTMENT    FIDELITY      & BERMAN     & BERMAN     & BERMAN LIMITED
                                               GRADE BOND   CONTRAFUND     BALANCED      GROWTH       MATURITY BOND
                                               SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT       SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).................  $ 264,484    $  (51,526)   $  41,071    $ (146,708)      $  130,958
Net realized gain (loss) on investments......      2,841       370,677      304,475     2,142,526           (6,752)
Net unrealized appreciation of investments
  during the year............................    246,105     2,855,281      524,116     2,994,748           67,628
                                               ----------   -----------   ----------   -----------      ----------
Net increase in net assets from operations...    513,430     3,174,432      869,662     4,990,566          191,834
                                               ----------   -----------   ----------   -----------      ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums..................  2,548,565     8,274,186    1,807,306     7,165,598        1,348,185
Cost of insurance and administrative
  charges....................................   (747,877)   (1,798,797)    (639,602)   (2,369,791)        (271,833)
Surrenders and forfeitures...................   (206,163)     (425,566)    (137,713)     (676,292)         (29,867)
Transfers between investment portfolios......    816,573    10,232,231      (79,543)     (721,651)         482,396
Net withdrawals due to policy loans..........    (22,522)     (201,694)     (66,441)     (286,901)         (15,620)
Withdrawals due to death benefits............     (1,057)       (6,670)                   (13,455)
                                               ----------   -----------   ----------   -----------      ----------
Net increase in net assets derived from
  policy transactions........................  2,387,519    16,073,690      884,007     3,097,508        1,513,261
                                               ----------   -----------   ----------   -----------      ----------
Total increase in net assets.................  2,900,949    19,248,122    1,753,669     8,088,074        1,705,095
NET ASSETS
  Beginning of year..........................  4,996,981     6,183,362    4,627,706    17,052,789        2,517,888
                                               ----------   -----------   ----------   -----------      ----------
  End of year................................  $7,897,930   $25,431,484   $6,381,375   $25,140,863      $4,222,983
                                               ==========   ===========   ==========   ===========      ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1997

--------------------------------------------------------------------------------

                                                                   VARIABLE SEPARATE ACCOUNT
-------------------------------------------------------------------------------------------------------------------
                                               AMERICAN                                  VAN ECK
                                              CENTURY VP     VAN ECK       VAN ECK      WORLDWIDE    ALGER AMERICAN
                                               CAPITAL      WORLDWIDE     WORLDWIDE     EMERGING         SMALL
                                             APPRECIATION      BOND      HARD ASSETS     MARKETS     CAPITALIZATION
                                              SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)...............  $   (56,416)   $  79,864    $   33,013    $  (21,581)    $   (90,562)
Net realized gain on investments...........       81,043       12,516        94,797        82,065         460,544
Net unrealized appreciation (depreciation)
  of investments during the year...........     (391,040)      (9,005)     (218,482)   (1,528,161)      1,151,963
                                             -----------    ----------   ----------    -----------    -----------
Net increase (decrease) in net assets from
  operations...............................     (366,413)      83,375       (90,672)   (1,467,677)      1,521,945
                                             -----------    ----------   ----------    -----------    -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums................    3,692,178    1,320,768       883,387     3,474,642       6,837,744
Cost of insurance and administrative
  charges..................................   (1,145,513)    (371,619)     (246,420)     (677,362)     (1,662,591)
Surrenders and forfeitures.................     (268,757)    (100,365)      (28,046)      (58,433)       (334,781)
Transfers between investment portfolios....   (1,462,705)     321,170       539,670     2,962,129       4,643,633
Net withdrawals due to policy loans........     (101,019)     (20,808)      (32,784)      (81,551)       (221,848)
Withdrawals due to death benefits..........       (5,826)      (2,563)          (19)       (4,220)        (15,361)
                                             -----------    ----------   ----------    -----------    -----------
Net increase in net assets derived from
  policy transactions......................      708,358    1,146,583     1,115,788     5,615,205       9,246,796
                                             -----------    ----------   ----------    -----------    -----------
Total increase in net assets...............      341,945    1,229,958     1,025,116     4,147,528      10,768,741
NET ASSETS
  Beginning of year........................    8,092,459    3,147,177     1,756,052     2,216,381       7,964,072
                                             -----------    ----------   ----------    -----------    -----------
  End of year..............................  $ 8,434,404    $4,377,135   $2,781,168    $6,363,909     $18,732,813
                                             ===========    ==========   ==========    ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                      MONEY                                     AGGRESSIVE
                                     GROWTH          MARKET           BOND         MANAGED        GROWTH      INTERNATIONAL
                                    SEPARATE        SEPARATE        SEPARATE       SEPARATE      SEPARATE       SEPARATE
                                     ACCOUNT         ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income...........  $  3,374,296    $    883,372    $   540,990    $   838,684    $    55,425    $    97,842
Net realized gain (loss) on
  investments...................     9,852,978                         (2,425)     1,731,006      2,540,903      1,445,495
Net unrealized appreciation
  (depreciation) of investments
  during the year...............    13,537,975                       (300,470)       471,597      1,516,075      1,157,029
                                  ------------    ------------    -----------    -----------    -----------    -----------
Net increase in net assets from
  operations....................    26,765,249         883,372        238,095      3,041,287      4,112,403      2,700,366
                                  ------------    ------------    -----------    -----------    -----------    -----------
FROM VARIABLE LIFE POLICY
  TRANSACTIONS
Policyholders' net premiums.....    30,021,490      38,804,263      2,684,818      5,312,990      7,299,202      8,944,269
Cost of insurance and
  administrative charges........   (10,923,039)     (3,577,047)      (907,984)    (2,141,363)    (2,409,140)    (2,851,005)
Surrenders and forfeitures......    (8,868,122)       (807,207)      (593,919)    (1,485,140)    (1,084,540)      (949,465)
Transfers between investment
  portfolios....................    (6,972,133)    (27,374,079)      (359,010)      (488,185)      (814,283)       567,594
Net withdrawals due to policy
  loans.........................    (2,932,321)       (111,880)      (106,211)      (604,659)      (468,999)      (321,175)
Withdrawals due to death
  benefits......................      (361,511)         (9,285)       (12,934)       (95,250)       (24,597)       (66,791)
                                  ------------    ------------    -----------    -----------    -----------    -----------
Net increase (decrease) in net
  assets derived from policy
  transactions..................       (35,636)      6,924,765        704,760        498,393      2,497,643      5,323,427
                                  ------------    ------------    -----------    -----------    -----------    -----------
Return of capital to Provident
  Mutual Life Insurance
  Company.......................      (200,000)       (200,000)      (200,000)
                                  ------------    ------------    -----------    -----------    -----------    -----------
Total increase in net assets....    26,529,613       7,608,137        742,855      3,539,680      6,610,046      8,023,793
NET ASSETS
  Beginning of year.............   142,260,937      17,012,579     10,427,454     26,976,006     19,287,880     23,966,392
                                  ------------    ------------    -----------    -----------    -----------    -----------
  End of year...................  $168,790,550    $ 24,620,716    $11,170,309    $30,515,686    $25,897,926    $31,990,185
                                  ============    ============    ===========    ===========    ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                   ZERO COUPON BOND
                                                                   SEPARATE ACCOUNT
-----------------------------------------------------------------------------------------
                                                              1996 SERIES     2006 SERIES
                                                              SUBACCOUNT**    SUBACCOUNT
-----------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss.........................................  $    (6,959)    $  (45,568)
Net realized gain on investments............................      230,886        132,042
Net unrealized depreciation of investments during the
  year......................................................     (195,315)      (166,103)
                                                              -----------     ----------
Net increase (decrease) in net assets from operations.......       28,612        (79,629)
                                                              -----------     ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................      134,184      1,694,055
Cost of insurance and administrative charges................      (53,122)      (662,460)
Surrenders and forfeitures..................................      (64,059)      (111,668)
Transfers between investment portfolios.....................   (1,958,937)       932,017
Net withdrawals due to policy loans.........................       (2,908)       (90,247)
Withdrawals due to death benefits...........................                      (9,233)
                                                              -----------     ----------
Net increase (decrease) in net assets derived from policy
  transactions..............................................   (1,944,842)     1,752,464
                                                              -----------     ----------
Return of capital to Provident Mutual Life Insurance
  Company...................................................     (110,372)       (50,000)
                                                              -----------     ----------
Total increase (decrease) in net assets.....................   (2,026,602)     1,622,835
NET ASSETS
  Beginning of year.........................................    2,026,602      4,789,762
                                                              -----------     ----------
  End of year...............................................      --          $6,412,597
                                                              ===========     ==========

** For the period January 1, 1996 to May 15, 1996 (date of maturity).

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                      VARIABLE SEPARATE ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
                                            FIDELITY                    FIDELITY                   FIDELITY
                                             EQUITY-      FIDELITY        HIGH       FIDELITY        ASSET       FIDELITY
                                             INCOME        GROWTH        INCOME      OVERSEAS       MANAGER      INDEX 500
                                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss).............  $ (269,872)   $ (302,178)   $ 248,670    $   21,833    $  793,090    $     7,976
Net realized gain on investments.........   1,870,111     3,823,966      192,860       187,975       858,187        404,196
Net unrealized appreciation of
  investments during the year............   4,422,987     4,278,695      264,260     1,243,579     2,110,829      3,054,102
                                           -----------   -----------   ----------   -----------   -----------   -----------
Net increase in net assets from
  operations.............................   6,023,226     7,800,483      705,790     1,453,387     3,762,106      3,466,274
                                           -----------   -----------   ----------   -----------   -----------   -----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums..............  20,410,261    27,775,181    3,074,003     5,377,187     8,617,164     11,388,269
Cost of insurance and administrative
  charges................................  (5,694,885)   (7,871,429)    (690,043)   (1,404,523)   (3,144,049)    (2,553,289)
Surrenders and forfeitures...............  (1,264,322)   (1,872,916)     (55,762)     (332,401)   (1,388,200)      (317,366)
Transfers between investment
  portfolios.............................   6,265,641     5,416,680    2,218,407     2,222,639    (2,961,158)     7,671,836
Net withdrawals due to policy loans......    (479,134)     (618,794)     (72,022)      (55,225)     (258,013)      (159,156)
Withdrawals due to death benefits........     (53,476)      (60,875)        (260)       (5,086)      (28,551)        (5,498)
                                           -----------   -----------   ----------   -----------   -----------   -----------
Net increase in net assets derived from
  policy transactions....................  19,184,085    22,767,847    4,474,323     5,802,591       837,193     16,024,796
                                           -----------   -----------   ----------   -----------   -----------   -----------
Capital contribution from Provident
  Mutual Life Insurance Company..........                                                                            10,000
                                           -----------   -----------   ----------   -----------   -----------   -----------
Total increase in net assets.............  25,207,311    30,568,330    5,180,113     7,255,978     4,599,299     19,501,070
NET ASSETS
  Beginning of year......................  33,730,487    46,336,729    3,300,338     8,551,710    27,114,550      8,932,987
                                           -----------   -----------   ----------   -----------   -----------   -----------
  End of year............................  $58,937,798   $76,905,059   $8,480,451   $15,807,688   $31,713,849   $28,434,057
                                           ===========   ===========   ==========   ===========   ===========   ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                       VARIABLE SEPARATE ACCOUNT
----------------------------------------------------------------------------------------------------------------------
                                                  FIDELITY                 NEUBERGER     NEUBERGER       NEUBERGER
                                                 INVESTMENT    FIDELITY     & BERMAN     & BERMAN     & BERMAN LIMITED
                                                 GRADE BOND   CONTRAFUND    BALANCED      GROWTH       MATURITY BOND
                                                 SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT       SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)...................  $  81,754    $  (9,544)   $  52,328    $  (94,132)      $  100,104
Net realized gain (loss) on investments........     34,895        3,778      459,414     1,142,403           (8,673)
Net unrealized appreciation (depreciation) of
  investments during the year..................    (18,365)     477,324     (266,601)      102,696          (25,538)
                                                 ----------   ----------   ----------   -----------      ----------
Net increase in net assets from operations.....     98,284      471,558      245,141     1,150,967           65,893
                                                 ----------   ----------   ----------   -----------      ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums....................  2,130,821    1,896,133    1,626,992     6,888,258          785,194
Cost of insurance and administrative charges...   (507,709)    (242,291)    (624,216)   (2,046,331)        (171,297)
Surrenders and forfeitures.....................   (104,535)     (16,144)    (154,980)     (371,468)         (24,959)
Transfers between investment portfolios........  1,064,874    4,057,384      346,579     1,059,064          758,312
Net withdrawals due to policy loans............    (28,781)      (8,278)     (35,100)     (226,752)          (3,617)
Withdrawals due to death benefits..............     (2,694)                      (14)       (6,854)
                                                 ----------   ----------   ----------   -----------      ----------
Net increase in net assets derived from policy
  transactions.................................  2,551,976    5,686,804    1,159,261     5,295,917        1,343,633
                                                 ----------   ----------   ----------   -----------      ----------
Capital contribution from Provident Mutual Life
  Insurance Company............................                  25,000
                                                 ----------   ----------   ----------   -----------      ----------
Total increase in net assets...................  2,650,260    6,183,362    1,404,402     6,446,884        1,409,526
NET ASSETS
  Beginning of year............................  2,346,721           --    3,223,304    10,605,905        1,108,362
                                                 ----------   ----------   ----------   -----------      ----------
  End of year..................................  $4,996,981   $6,183,362   $4,627,706   $17,052,789      $2,517,888
                                                 ==========   ==========   ==========   ===========      ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1996

--------------------------------------------------------------------------------

                                                                   VARIABLE SEPARATE ACCOUNT
------------------------------------------------------------------------------------------------------------------
                                                            VAN ECK     VAN ECK GOLD    VAN ECK     ALGER AMERICAN
                                                           WORLDWIDE    AND NATURAL     EMERGING        SMALL
                                             TCI GROWTH       BOND       RESOURCES      MARKETS     CAPITALIZATION
                                             SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)...............  $  (49,667)   $  50,532     $    1,932    $  (3,826)     $  (17,270)
Net realized gain (loss) on investments....     856,050       20,012         52,636          470         (59,161)
Net unrealized appreciation (depreciation)
  of investments during the year...........  (1,217,840)         410        121,836       90,708         173,011
                                             -----------   ----------    ----------    ----------     ----------
Net increase (decrease) in net assets from
  operations...............................    (411,457)      70,954        176,404       87,352          96,580
                                             -----------   ----------    ----------    ----------     ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums................   4,409,737    1,208,131        620,876      591,991       2,284,400
Cost of insurance and administrative
  charges..................................  (1,147,704)    (293,018)      (188,073)     (84,624)       (343,153)
Surrenders and forfeitures.................    (213,245)     (71,799)       (66,529)      (9,852)        (29,701)
Transfers between investment portfolios....     472,972      425,637        330,253    1,616,051       5,942,776
Net withdrawals due to policy loans........     (49,208)      (3,329)       (17,924)      (9,537)        (11,830)
Withdrawals due to death benefits..........        (412)      (1,767)          (235)
                                             -----------   ----------    ----------    ----------     ----------
Net increase in net assets derived from
  policy transactions......................   3,472,140    1,263,855        678,368    2,104,029       7,842,492
                                             -----------   ----------    ----------    ----------     ----------
Capital contribution from Provident Mutual
  Life Insurance Company...................                                               25,000          25,000
                                             -----------   ----------    ----------    ----------     ----------
Total increase in net assets...............   3,060,683    1,334,809        854,772    2,216,381       7,964,072
NET ASSETS
  Beginning of year........................   5,031,776    1,812,368        901,280           --              --
                                             -----------   ----------    ----------    ----------     ----------
  End of year..............................  $8,092,459    $3,147,177    $1,756,052    $2,216,381     $7,964,072
                                             ===========   ==========    ==========    ==========     ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                      MONEY                                     AGGRESSIVE
                                     GROWTH          MARKET           BOND         MANAGED        GROWTH      INTERNATIONAL
                                    SEPARATE        SEPARATE        SEPARATE       SEPARATE      SEPARATE       SEPARATE
                                     ACCOUNT         ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT        ACCOUNT
---------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)....  $  2,947,592    $    716,274    $   494,496    $   905,006    $  (106,115)   $   (45,230)
Net realized gain on
  investments...................     9,105,358                          8,291        527,040        278,367        884,963
Net unrealized appreciation of
  investments during the year...    19,484,567                      1,104,331      3,731,246      1,711,032      1,765,475
                                  ------------    ------------    -----------    -----------    -----------    -----------
Net increase in net assets
  from operations...............    31,537,517         716,274      1,607,118      5,163,292      1,883,284      2,605,208
                                  ------------    ------------    -----------    -----------    -----------    -----------
FROM VARIABLE LIFE POLICY
  TRANSACTIONS
Policyholders' net premiums.....    31,018,881      25,991,971      2,748,728      5,437,753      6,979,778      9,246,142
Cost of insurance and
  administrative charges........   (10,800,913)     (2,892,532)      (854,427)    (2,184,118)    (2,095,129)    (2,653,024)
Surrenders and forfeitures......    (6,000,652)       (483,482)      (459,150)    (1,593,554)      (741,748)      (749,885)
Transfers between investment
  portfolios....................    (3,728,068)    (18,394,049)        (5,935)    (1,219,218)       939,005       (706,696)
Net withdrawals due to
  policy loans..................    (2,394,343)       (216,018)      (159,387)      (166,162)      (463,436)      (428,384)
Withdrawals due to death
  benefits......................      (179,253)            (13)          (742)       (86,605)          (962)        (2,302)
                                  ------------    ------------    -----------    -----------    -----------    -----------
Net increase in net assets
  derived from policy
  transactions..................     7,915,652       4,005,877      1,269,087        188,096      4,617,508      4,705,851
                                  ------------    ------------    -----------    -----------    -----------    -----------
Return of capital to Provident
  Mutual Life Insurance
  Company.......................                      (500,000)
                                  ------------    ------------    -----------    -----------    -----------    -----------
Total increase in net assets....    39,453,169       4,222,151      2,876,205      5,351,388      6,500,792      7,311,059
NET ASSETS
  Beginning of year.............   102,807,768      12,790,428      7,551,249     21,624,618     12,787,088     16,655,333
                                  ------------    ------------    -----------    -----------    -----------    -----------
  End of year...................  $142,260,937    $ 17,012,579    $10,427,454    $26,976,006    $19,287,880    $23,966,392
                                  ============    ============    ===========    ===========    ===========    ===========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                                   ZERO COUPON BOND
                                                                   SEPARATE ACCOUNT
----------------------------------------------------------------------------------------
                                                              1996 SERIES    2006 SERIES
                                                              SUBACCOUNT     SUBACCOUNT
----------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss.........................................  $  (15,715)    $  (33,081)
Net realized gain on investments............................      46,689        103,889
Net unrealized appreciation of investments during the
  year......................................................     105,560        942,915
                                                              ----------     ----------
Net increase in net assets from operations..................     136,534      1,013,723
                                                              ----------     ----------
FROM VARIABLE LIFE POLICY TRANSACTIONS
Policyholders' net premiums.................................     343,230      1,330,797
Cost of insurance and administrative charges................    (138,727)      (557,882)
Surrenders and forfeitures..................................     (43,836)      (118,177)
Transfers between investment portfolios.....................       9,271        435,416
Net withdrawals due to policy loans.........................     (10,176)       (42,959)
Withdrawals due to death benefits...........................      (6,089)       (13,021)
                                                              ----------     ----------
Net increase in net assets derived from policy
  transactions..............................................     153,673      1,034,174
                                                              ----------     ----------
Total increase in net assets................................     290,207      2,047,897
NET ASSETS
  Beginning of year.........................................   1,736,395      2,741,865
                                                              ----------     ----------
  End of year...............................................  $2,026,602     $4,789,762
                                                              ==========     ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                                VARIABLE SEPARATE ACCOUNT
--------------------------------------------------------------------------------------------------------------------------
                                FIDELITY                    FIDELITY                  FIDELITY                   FIDELITY
                                 EQUITY-      FIDELITY        HIGH       FIDELITY       ASSET       FIDELITY    INVESTMENT
                                 INCOME        GROWTH        INCOME      OVERSEAS      MANAGER     INDEX 500    GRADE BOND
                               SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income
  (loss).....................  $  387,954    $ (110,156)   $  30,555    $ (25,173)   $  288,212    $  14,660    $   18,815
Net realized gain (loss)
  on investments.............     679,147        50,953        6,119       20,298       (74,582)      96,656        11,650
Net unrealized appreciation
  of investments during the
  year.......................   5,151,173     8,635,155      208,946      579,620     3,538,801    1,357,316       175,696
                               -----------   -----------   ----------   ----------   -----------   ----------   ----------
Net increase in net assets
  from operations............   6,218,274     8,575,952      245,620      574,745     3,752,431    1,468,632       206,161
                               -----------   -----------   ----------   ----------   -----------   ----------   ----------
FROM VARIABLE LIFE POLICY
  TRANSACTIONS
Policyholders' net
  premiums...................  13,095,871    17,511,135    1,445,564    3,784,564    10,792,167    4,239,917     1,185,287
Cost of insurance and
  administrative charges.....  (3,309,981)   (4,789,358)    (294,993)    (928,908)   (3,421,593)    (917,384)     (302,207)
Surrenders and forfeitures...    (472,892)     (862,489)     (37,516)    (109,478)   (1,270,363)    (258,007)      (19,498)
Transfers between investment
  portfolios.................   6,941,542     6,044,742    1,436,977    2,186,754    (3,131,839)   2,120,394       724,450
Net withdrawals due to
  policy loans...............    (527,820)     (732,057)     (11,036)    (116,872)     (272,150)    (126,445)      (43,336)
Withdrawals due to
  death benefits.............        (944)       (4,026)      (1,606)        (650)         (842)
                               -----------   -----------   ----------   ----------   -----------   ----------   ----------
Net increase in net assets
  derived from policy
  transactions...............  15,725,776    17,167,947    2,537,390    4,815,410     2,695,380    5,058,475     1,544,696
                               -----------   -----------   ----------   ----------   -----------   ----------   ----------
Total increase in net
  assets.....................  21,944,050    25,743,899    2,783,010    5,390,155     6,447,811    6,527,107     1,750,857
NET ASSETS
  Beginning of year..........  11,786,437    20,592,830      517,328    3,161,555    20,666,739    2,405,880       595,864
                               -----------   -----------   ----------   ----------   -----------   ----------   ----------
  End of year................  $33,730,487   $46,336,729   $3,300,338   $8,551,710   $27,114,550   $8,932,987   $2,346,721
                               ===========   ===========   ==========   ==========   ===========   ==========   ==========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Statements of Changes in Net Assets for the Year Ended December 31, 1995

--------------------------------------------------------------------------------

                                                               VARIABLE SEPARATE ACCOUNT
------------------------------------------------------------------------------------------------------------------------
                                NEUBERGER     NEUBERGER       NEUBERGER                     VAN ECK         VAN ECK
                                 & BERMAN     & BERMAN     & BERMAN LIMITED      TCI       WORLDWIDE    GOLD AND NATURAL
                                 BALANCED      GROWTH       MATURITY BOND       GROWTH        BOND         RESOURCES
                                SUBACCOUNT   SUBACCOUNT       SUBACCOUNT      SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income
  (loss)......................  $  20,552    $  (37,491)      $   11,154      $ (17,326)   $  81,450       $   2,502
Net realized gain (loss) on
  investments.................     26,630       123,296            2,057         24,415        9,650          (2,771)
Net unrealized appreciation of
  investments during the
  year........................    425,461     1,361,959           44,428        558,573       60,522          76,939
                                ----------   -----------      ----------      ----------   ----------      ---------
Net increase in net assets
  from operations.............    472,643     1,447,764           57,639        565,662      151,622          76,670
                                ----------   -----------      ----------      ----------   ----------      ---------
FROM VARIABLE LIFE POLICY
  TRANSACTIONS
Policyholders' net premiums...  1,179,627     4,320,950          436,960      2,085,717      756,804         418,351
Cost of insurance and
  administrative charges......   (478,895)   (1,153,245)         (99,801)      (491,728)    (179,695)       (130,611)
Surrenders and forfeitures....   (151,809)     (214,306)          (1,233)      (119,956)     (36,252)        (39,102)
Transfers between investment
  portfolios..................    415,228     2,575,178          495,684      1,896,269      507,453         179,444
Net withdrawals due to policy
  loans.......................    (56,816)     (129,622)          (2,306)       (35,265)     (25,846)         (8,641)
Withdrawals due to death
  benefits....................        (22)       (5,466)                           (502)
                                ----------   -----------      ----------      ----------   ----------      ---------
Net increase in net assets
  derived from policy
  transactions................    907,313     5,393,489          829,304      3,334,535    1,022,464         419,441
                                ----------   -----------      ----------      ----------   ----------      ---------
Total increase in net
  assets......................  1,379,956     6,841,253          886,943      3,900,197    1,174,086         496,111
NET ASSETS
  Beginning of year...........  1,843,348     3,764,652          221,419      1,131,579      638,282         405,169
                                ----------   -----------      ----------      ----------   ----------      ---------
  End of year.................  $3,223,304   $10,605,905      $1,108,362      $5,031,776   $1,812,368      $ 901,280
                                ==========   ===========      ==========      ==========   ==========      =========

See accompanying notes to financial statements

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements

--------------------------------------------------------------------------------

1. ORGANIZATION

     The Growth, Money Market, Bond, Managed, Aggressive Growth, International, Zero Coupon Bond and Variable Separate Accounts (Separate Accounts) were established by Provident Mutual Life Insurance Company (Provident Mutual) under the provisions of the Pennsylvania Insurance Law. Each Separate Account is a separate investment account to which assets are allocated to support the benefits payable under single premium, modified premium, scheduled premium and flexible premium adjustable variable life insurance policies (the Policies). The Aggressive Growth, International, and Variable Separate Accounts are not available with single premium and scheduled premium policies. The Zero Coupon Bond Separate Account is not available with scheduled premium policies.

     The Policies are distributed principally through career agents and brokers.

     Provident Mutual has structured the Separate Accounts as unit investment trusts registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended.

     The Growth, Money Market, Bond, Managed, Aggressive Growth and International Separate Accounts invest in the corresponding portfolios of the Market Street Fund, Inc.

     The Zero Coupon Bond Separate Account is comprised of the 2006 Series Subaccount. Funds are transferred to Merrill Lynch, Pierce, Fenner & Smith (MLPFS), who serves as sponsor of The Stripped ("Zero") U.S. Treasury Securities Fund, Provident Mutual Series A (Zero Coupon Trust). The 2006 Series Subaccount invests in the 2006 Series Portfolio of the Zero Coupon Trust. On May 15, 1996, a second Subaccount was terminated due to the maturity of the underlying series of the Zero Coupon Trust.

     The Variable Separate Account is comprised of sixteen Subaccounts: the Fidelity Equity-Income, Fidelity Growth, Fidelity High Income and Fidelity Overseas Subaccounts invest in the corresponding portfolios of the Variable Insurance Products Fund; the Fidelity Asset Manager, Fidelity Index 500, Fidelity Investment Grade Bond and Fidelity Contrafund Subaccounts invest in the corresponding portfolios of the Variable Insurance Products Fund II; the Neuberger & Berman Balanced, Neuberger & Berman Growth and Neuberger & Berman Limited Maturity Bond Subaccounts invest in the corresponding portfolios of the Neuberger & Berman Advisers Management Trust; the American Century VP Capital Appreciation (formerly TCI Growth) Subaccount invests in the corresponding portfolio of the American Century Variable Portfolios, Inc. (formerly TCI Portfolios, Inc.); the Van Eck Worldwide Bond, Van Eck Worldwide Hard Assets (formerly Van Eck Gold and Natural Resources) and Van Eck Worldwide Emerging Markets (formerly Van Eck Emerging Markets) Subaccounts invest in the corresponding portfolios of the Van Eck Worldwide Insurance Trust; and the Alger American Small Capitalization Subaccount invests in the corresponding portfolio of the Alger American Fund.

     Net premiums from in-force Policies are allocated to the Separate Accounts in accordance with policyholder instructions and are recorded as variable life policy transactions in the statements of changes in net assets. Such amounts are used to provide money to pay benefits under the Policies (Note 4). Each Separate Account's assets are the property of Provident Mutual.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

1. ORGANIZATION, CONTINUED

     Transfers between investment portfolios include transfers between the Separate Accounts and the Guaranteed Account (not shown), which is part of Provident Mutual's General Account.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of the significant accounting policies followed by the Separate Accounts included in the financial statements.

 Investment Valuation:

     Investment shares are valued at the net asset values of the respective Portfolios. Transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date.

 Realized Gains and Losses:

     Realized gains and losses on sales of investment shares are determined using the specific identification basis for financial reporting and income tax purposes.

 Federal Income Taxes:

     The operations of the Separate Accounts are included in the Federal income tax return of Provident Mutual. Under the provisions of the Policies, Provident Mutual has the right to charge the Separate Accounts for Federal income tax attributable to the Separate Accounts. No charge is currently being made against the Separate Accounts for such tax.

 Estimates:

     The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and policy transactions during the period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS

     At December 31, 1997, the investments of the respective Separate Accounts/Subaccounts are as follows:
--------------------------------------------------------------------------------

                                                      SHARES         COST      MARKET VALUE
-------------------------------------------------------------------------------------------
Market Street Fund, Inc.:
  Growth Portfolio................................   10,631,736  $156,957,462  $206,893,584
  Money Market Portfolio..........................   22,625,570   $22,625,570   $22,625,570
  Bond Portfolio..................................    1,229,106   $12,950,450   $13,495,581
  Managed Portfolio...............................    2,121,455   $28,107,582   $36,192,027
  Aggressive Growth Portfolio.....................    1,574,008   $25,802,723   $34,927,244
  International Portfolio.........................    2,848,062   $35,188,310   $38,762,124
The Stripped ("Zero") U.S. Treasury Securities
  Fund, Provident Mutual Series A:
  2006 Series.....................................   13,633,327    $7,302,281    $8,657,163
Variable Insurance Products Fund:
  Equity-Income Portfolio.........................    3,863,252   $72,866,951   $93,799,766
  Growth Portfolio................................    2,955,617   $82,122,692  $109,653,375
  High Income Portfolio...........................    1,126,829   $13,816,650   $15,302,332
  Overseas Portfolio..............................    1,270,832   $22,345,101   $24,399,967
Variable Insurance Products Fund II:
  Asset Manager Portfolio.........................    2,340,958   $35,131,680   $42,160,660
  Index 500 Portfolio.............................      629,993   $56,352,569   $72,064,851
  Investment Grade Bond Portfolio.................      628,816    $7,496,559    $7,897,930
  Contrafund Portfolio............................    1,275,400   $22,098,879   $25,431,484
Neuberger & Berman Advisers Management Trust:
  Balanced Portfolio..............................      358,504    $5,786,058    $6,381,375
  Growth Portfolio................................      823,211   $20,902,848   $25,140,863
  Limited Maturity Bond Portfolio.................      299,078    $4,136,198    $4,222,983
American Century Variable Portfolios, Inc.:
  American Century VP Capital Appreciation
     Portfolio....................................      871,323    $9,459,170    $8,434,404
Van Eck Worldwide Insurance Trust:
  Van Eck Worldwide Bond Portfolio................      398,283    $4,315,608    $4,377,135
  Van Eck Worldwide Hard Assets Portfolio.........      176,919    $2,812,372    $2,781,168
  Van Eck Worldwide Emerging Markets Portfolio....      578,537    $7,801,362    $6,363,909
Alger American Fund:
  Alger American Small Capitalization Portfolio...      428,179   $17,407,839   $18,732,813

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

     During the years ended December 31, 1997, 1996 and 1995, transactions in investment shares were as follows:
--------------------------------------------------------------------------------

                                                                MARKET STREET FUND, INC.
----------------------------------------------------------------------------------------------------------------------
                                             GROWTH PORTFOLIO                         MONEY MARKET PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                     1997          1996          1995           1997           1996           1995
----------------------------------------------------------------------------------------------------------------------
Shares purchased................      803,570       831,901     1,059,897     23,511,707     19,129,435     13,655,624
Shares received from
  reinvestment of:
  Dividends.....................      228,102       265,374       256,696      1,161,384      1,024,419        871,001
  Capital gain distributions....    1,229,894       436,699       601,004
                                  -----------   -----------   -----------   ------------   ------------   ------------
Total shares acquired...........    2,261,566     1,533,974     1,917,597     24,673,091     20,153,854     14,526,625
Total shares redeemed...........     (960,812)     (904,010)     (565,932)   (25,932,218)   (12,978,261)   (10,536,224)
                                  -----------   -----------   -----------   ------------   ------------   ------------
Net increase (decrease) in
  shares owned..................    1,300,754       629,964     1,351,665     (1,259,127)     7,175,593      3,990,401
Shares owned, beginning of
  year..........................    9,330,982     8,701,018     7,349,353     23,884,697     16,709,104     12,718,703
                                  -----------   -----------   -----------   ------------   ------------   ------------
Shares owned, end of year.......   10,631,736     9,330,982     8,701,018     22,625,570     23,884,697     16,709,104
                                  ===========   ===========   ===========   ============   ============   ============
Cost of shares acquired.........  $37,696,907   $24,791,248   $27,059,436   $ 24,673,091   $ 20,153,854   $ 14,526,625
                                  ===========   ===========   ===========   ============   ============   ============
Cost of shares redeemed.........  $12,847,552   $11,787,104   $ 7,086,303   $ 25,932,218   $ 12,978,261   $ 10,536,224
                                  ===========   ===========   ===========   ============   ============   ============

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                     MARKET STREET FUND, INC.
-----------------------------------------------------------------------------------------------------------------------
                                                       BOND PORTFOLIO                       MANAGED PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
                                               1997         1996         1995         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------------
Shares purchased..........................     199,386      168,569      192,313      179,042      221,107      208,590
Shares received from reinvestment of:
  Dividends...............................      69,359       57,612       53,908       72,155       73,728       83,429
  Capital gain distributions..............                                             16,767       81,745        2,072
                                            ----------   ----------   ----------   ----------   ----------   ----------
Total shares acquired.....................     268,745      226,181      246,221      267,964      376,580      294,091
Total shares redeemed.....................     (87,869)    (127,216)     (74,556)    (226,374)    (198,824)    (204,288)
                                            ----------   ----------   ----------   ----------   ----------   ----------
Net increase in shares owned..............     180,876       98,965      171,665       41,590      177,756       89,803
Shares owned, beginning of year...........   1,048,230      949,265      777,600    2,079,865    1,902,109    1,812,306
                                            ----------   ----------   ----------   ----------   ----------   ----------
Shares owned, end of year.................   1,229,106    1,048,230      949,265    2,121,455    2,079,865    1,902,109
                                            ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares acquired...................  $2,847,336   $2,391,808   $2,538,587   $4,189,158   $5,201,624   $3,791,908
                                            ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares redeemed...................  $  938,352   $1,348,647   $  767,042   $2,579,637   $2,131,719   $2,171,165
                                            ==========   ==========   ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                     MARKET STREET FUND, INC.
-----------------------------------------------------------------------------------------------------------------------
                                                AGGRESSIVE GROWTH PORTFOLIO              INTERNATIONAL PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
                                               1997         1996         1995         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------------
Shares purchased..........................     257,235      263,500      336,867      542,095      520,713      524,968
Shares received from reinvestment of:
  Dividends...............................      13,532       13,575                    21,751       23,400        8,442
  Capital gain distributions..............       2,684      136,800        7,271      170,284       94,861       39,890
                                            ----------   ----------   ----------   ----------   ----------   ----------
Total shares acquired.....................     273,451      413,875      344,138      734,130      638,974      573,300
Total shares redeemed.....................     (97,819)    (125,277)     (62,003)    (271,615)    (117,063)    (141,765)
                                            ----------   ----------   ----------   ----------   ----------   ----------
Net increase in shares owned..............     175,632      288,598      282,135      462,515      521,911      431,535
Shares owned, beginning of year...........   1,398,376    1,109,778      827,643    2,385,547    1,863,636    1,432,101
                                            ----------   ----------   ----------   ----------   ----------   ----------
Shares owned, end of year.................   1,574,008    1,398,376    1,109,778    2,848,062    2,385,547    1,863,636
                                            ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares acquired...................  $5,541,378   $6,735,426   $5,631,340   $9,578,029   $8,077,706   $6,827,356
                                            ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares redeemed...................  $1,408,820   $1,641,455   $  841,580   $3,084,716   $1,210,942   $1,281,772
                                            ==========   ==========   ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                           THE STRIPPED ("ZERO") U.S. TREASURY SECURITIES FUND
                                                                        PROVIDENT MUTUAL SERIES A
----------------------------------------------------------------------------------------------------------------------
                                                           1996 SERIES                       2006 SERIES
----------------------------------------------------------------------------------------------------------------------
                                                       1996          1995          1997          1996          1995
----------------------------------------------------------------------------------------------------------------------
Shares purchased..................................      118,128       364,596     4,580,927     4,208,650    2,903,418
Shares received from reinvestment of:
  Dividends.......................................
  Capital gain distributions......................
                                                    -----------   -----------   -----------   -----------   ----------
Total shares acquired.............................      118,128       364,596     4,580,927     4,208,650    2,903,418
Total shares redeemed.............................   (2,181,298)     (217,641)   (2,294,572)   (1,223,768)    (935,891)
                                                    -----------   -----------   -----------   -----------   ----------
Net increase (decrease) in shares owned...........   (2,063,170)      146,955     2,286,355     2,984,882    1,967,527
Shares owned, beginning of year...................    2,063,170     1,916,215    11,346,972     8,362,090    6,394,563
                                                    -----------   -----------   -----------   -----------   ----------
Shares owned, end of year.........................                  2,063,170    13,633,327    11,346,972    8,362,090
                                                    ===========   ===========   ===========   ===========   ==========
Cost of shares acquired...........................  $   117,132   $   345,561   $ 2,702,211   $ 2,317,522   $1,461,490
                                                    ===========   ===========   ===========   ===========   ==========
Cost of shares redeemed...........................  $ 1,949,315   $   160,308   $ 1,068,989   $   528,531   $  353,785
                                                    ===========   ===========   ===========   ===========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                             VARIABLE INSURANCE PRODUCTS FUND
----------------------------------------------------------------------------------------------------------------------
                                             EQUITY-INCOME PORTFOLIO                      GROWTH PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                        1997          1996          1995          1997          1996          1995
----------------------------------------------------------------------------------------------------------------------
Shares purchased...................      879,873     1,036,625       937,870       555,971       826,059       659,784
Shares received from reinvestment
  of:
  Dividends........................       52,772         2,918        30,564        16,709         4,794         5,481
  Capital gain distributions.......      265,326        83,648        42,404        74,791       121,056
                                     -----------   -----------   -----------   -----------   -----------   -----------
Total shares acquired..............    1,197,971     1,123,191     1,010,838       647,471       951,909       665,265
Total shares redeemed..............     (137,286)      (71,820)      (27,488)     (161,509)      (69,623)      (27,312)
                                     -----------   -----------   -----------   -----------   -----------   -----------
Net increase in shares owned.......    1,060,685     1,051,371       983,350       485,962       882,286       637,953
Shares owned, beginning of year....    2,802,567     1,751,196       767,846     2,469,655     1,587,369       949,416
                                     -----------   -----------   -----------   -----------   -----------   -----------
Shares owned, end of year..........    3,863,252     2,802,567     1,751,196     2,955,617     2,469,655     1,587,369
                                     ===========   ===========   ===========   ===========   ===========   ===========
Cost of shares acquired............  $25,703,423   $21,875,240   $17,235,825   $21,882,557   $27,880,379   $17,731,718
                                     ===========   ===========   ===========   ===========   ===========   ===========
Cost of shares redeemed............  $ 2,120,256   $ 1,105,790   $   427,894   $ 3,690,895   $ 1,605,197   $   608,521
                                     ===========   ===========   ===========   ===========   ===========   ===========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                 VARIABLE INSURANCE PRODUCTS FUND
-----------------------------------------------------------------------------------------------------------------------
                                                   HIGH INCOME PORTFOLIO                    OVERSEAS PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
                                               1997         1996         1995         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------------
Shares purchased..........................     529,057      479,606      232,086      406,870      372,206      316,944
Shares received from reinvestment of:
  Dividends...............................      53,162       25,643        4,088       16,746        6,165          971
  Capital gain distributions..............       6,571        5,016                    66,476        6,782          971
                                            ----------   ----------   ----------   ----------   ----------   ----------
Total shares acquired.....................     588,790      510,265      236,174      490,092      385,153      318,886
Total shares redeemed.....................    (139,313)    (108,022)      (9,155)     (58,309)     (47,671)     (19,077)
                                            ----------   ----------   ----------   ----------   ----------   ----------
Net increase in shares owned..............     449,477      402,243      227,019      431,783      337,482      299,809
Shares owned, beginning of year...........     677,352      275,109       48,090      839,049      501,567      201,758
                                            ----------   ----------   ----------   ----------   ----------   ----------
Shares owned, end of year.................   1,126,829      677,352      275,109    1,270,832      839,049      501,567
                                            ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares acquired...................  $7,427,218   $6,055,847   $2,687,554   $9,229,879   $6,786,632   $5,114,360
                                            ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares redeemed...................  $1,619,163   $1,154,715   $   98,892   $  946,549   $  774,233   $  303,825
                                            ==========   ==========   ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                              VARIABLE INSURANCE PRODUCTS FUND II
-----------------------------------------------------------------------------------------------------------------------
                                                ASSET MANAGER PORTFOLIO                   INDEX 500 PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
                                            1997          1996         1995         1997          1996          1995
-----------------------------------------------------------------------------------------------------------------------
Shares purchased.......................      380,899      313,935      489,727       318,609       200,784       88,644
Shares received from reinvestment of:
  Dividends............................       72,745       65,522       33,935         3,902         1,531          868
  Capital gain distributions...........      182,481       54,028                      7,916         3,938          119
                                         -----------   ----------   ----------   -----------   -----------   ----------
Total shares acquired..................      636,125      433,485      523,662       330,427       206,253       89,631
Total shares redeemed..................     (168,401)    (277,449)    (305,140)      (19,452)       (5,225)     (14,435)
                                         -----------   ----------   ----------   -----------   -----------   ----------
Net increase in shares owned...........      467,724      156,036      218,522       310,975       201,028       75,196
Shares owned, beginning of year........    1,873,234    1,717,198    1,498,676       319,018       117,990       42,794
                                         -----------   ----------   ----------   -----------   -----------   ----------
Shares owned, end of year..............    2,340,958    1,873,234    1,717,198       629,993       319,018      117,990
                                         ===========   ==========   ==========   ===========   ===========   ==========
Cost of shares acquired................  $10,391,586   $6,753,590   $7,461,536   $33,442,553   $16,732,487   $5,976,098
                                         ===========   ==========   ==========   ===========   ===========   ==========
Cost of shares redeemed................  $ 2,437,871   $4,265,120   $4,552,526   $ 1,092,364   $   285,519   $  806,307
                                         ===========   ==========   ==========   ===========   ===========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                     VARIABLE INSURANCE PRODUCTS FUND II
----------------------------------------------------------------------------------------------------------------------
                                                                 INVESTMENT GRADE                    CONTRAFUND
                                                                  BOND PORTFOLIO                     PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                                          1997         1996         1995         1997          1996
----------------------------------------------------------------------------------------------------------------------
Shares purchased.....................................     322,755      260,720      148,445       947,917      378,323
Shares received from reinvestment of:
  Dividends..........................................      26,504       10,256        2,620         3,925
  Capital gain distributions.........................                                              10,374
                                                       ----------   ----------   ----------   -----------   ----------
Total shares acquired................................     349,259      270,976      151,065       962,216      378,323
Total shares redeemed                                    (128,693)     (50,765)     (17,097)      (60,207)      (4,932)
                                                       ----------   ----------   ----------   -----------   ----------
Net increase in shares owned.........................     220,566      220,211      133,968       902,009      373,391
Shares owned, beginning of year......................     408,250      188,039       54,071       373,391
                                                       ----------   ----------   ----------   -----------   ----------
Shares owned, end of year............................     628,816      408,250      188,039     1,275,400      373,391
                                                       ==========   ==========   ==========   ===========   ==========
Cost of shares acquired..............................  $4,160,380   $3,229,467   $1,765,445   $17,279,465   $5,779,392
                                                       ==========   ==========   ==========   ===========   ==========
Cost of shares redeemed..............................  $1,505,536   $  560,842   $  190,284   $   886,624   $   73,354
                                                       ==========   ==========   ==========   ===========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                           NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
-----------------------------------------------------------------------------------------------------------------------
                                                     BALANCED PORTFOLIO                      GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
                                               1997         1996         1995         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------------
Shares purchased..........................     110,201      108,736       74,181      184,992      263,886      228,427
Shares received from reinvestment of:
  Dividends...............................       4,936        5,238        2,584                       180          490
  Capital gain distributions..............      12,668       29,133          830       60,028       42,178        6,560
                                            ----------   ----------   ----------   ----------   ----------   ----------
Total shares acquired.....................     127,805      143,107       77,595      245,020      306,244      235,477
Total shares redeemed.....................     (59,986)     (36,401)     (20,656)     (83,282)     (55,459)     (10,148)
                                            ----------   ----------   ----------   ----------   ----------   ----------
Net increase in shares owned..............      67,819      106,706       56,939      161,738      250,785      225,329
Shares owned, beginning of year...........     290,685      183,979      127,040      661,473      410,688      185,359
                                            ----------   ----------   ----------   ----------   ----------   ----------
Shares owned, end of year.................     358,504      290,685      183,979      823,211      661,473      410,688
                                            ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares acquired...................  $2,121,797   $2,241,958   $1,276,739   $6,796,267   $7,625,308   $5,737,857
                                            ==========   ==========   ==========   ==========   ==========   ==========
Cost of shares redeemed...................  $  892,244   $  570,955   $  322,244   $1,702,941   $1,295,598   $  244,085
                                            ==========   ==========   ==========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                 NEUBERGER & BERMAN ADVISERS                 AMERICAN CENTURY
                                                       MANAGEMENT TRUST                 VARIABLE PORTFOLIOS, INC.
-----------------------------------------------------------------------------------------------------------------------
                                                       LIMITED MATURITY                AMERICAN CENTURY VP CAPITAL
                                                        BOND PORTFOLIO                    APPRECIATION PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
                                                 1997         1996        1995        1997         1996         1995
-----------------------------------------------------------------------------------------------------------------------
Shares purchased............................     132,180      116,412     64,863      251,935      384,291      308,637
Shares received from reinvestment of:
  Dividends.................................      11,526        8,274      1,128                                    145
  Capital gain distributions................                                           19,341       68,178
                                              ----------   ----------   --------   ----------   ----------   ----------
Total shares acquired.......................     143,706      124,686     65,991      271,276      452,469      308,782
Total shares redeemed.......................     (23,837)     (20,824)    (6,437)    (190,232)     (80,668)     (13,168)
                                              ----------   ----------   --------   ----------   ----------   ----------
Net increase in shares owned................     119,869      103,862     59,554       81,044      371,801      295,614
Shares owned, beginning of year.............     179,209       75,347     15,793      790,279      418,478      122,864
                                              ----------   ----------   --------   ----------   ----------   ----------
Shares owned, end of year...................     299,078      179,209     75,347      871,323      790,279      418,478
                                              ==========   ==========   ========   ==========   ==========   ==========
Cost of shares acquired.....................  $1,969,915   $1,724,884   $932,610   $2,680,991   $4,986,969   $3,475,266
                                              ==========   ==========   ========   ==========   ==========   ==========
Cost of shares redeemed.....................  $  332,448   $  289,820   $ 90,095   $1,948,006   $  723,514   $  118,574
                                              ==========   ==========   ========   ==========   ==========   ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                  VAN ECK WORLDWIDE INSURANCE TRUST
----------------------------------------------------------------------------------------------------------------------
                                                        VAN ECK WORLDWIDE                    VAN ECK WORLDWIDE
                                                          BOND PORTFOLIO                   HARD ASSETS PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                                  1997         1996         1995         1997        1996       1995
----------------------------------------------------------------------------------------------------------------------
Shares purchased.............................     127,829      140,460      101,345       87,194     54,502     49,696
Shares received from reinvestment of:
  Dividends..................................       9,965        6,267        8,113        2,862        749        534
  Capital gain distributions.................                                              2,113        735
                                               ----------   ----------   ----------   ----------   --------   --------
Total shares acquired........................     137,794      146,727      109,458       92,169     55,986     50,230
Total shares redeemed........................     (23,040)     (25,888)      (9,283)     (20,277)   (13,461)   (18,610)
                                               ----------   ----------   ----------   ----------   --------   --------
Net increase in shares owned.................     114,754      120,839      100,175       71,892     42,525     31,620
Shares owned, beginning of year..............     283,529      162,690       62,515      105,027     62,502     30,882
                                               ----------   ----------   ----------   ----------   --------   --------
Shares owned, end of year....................     398,283      283,529      162,690      176,919    105,027     62,502
                                               ==========   ==========   ==========   ==========   ========   ========
Cost of shares acquired......................  $1,474,137   $1,593,168   $1,204,346   $1,503,036   $909,495   $674,277
                                               ==========   ==========   ==========   ==========   ========   ========
Cost of shares redeemed......................  $  235,174   $  258,769   $   90,782   $  259,438   $176,559   $255,105
                                               ==========   ==========   ==========   ==========   ========   ========

--------------------------------------------------------------------------------
The Variable Separate Accounts
of Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

3. INVESTMENTS, CONTINUED

--------------------------------------------------------------------------------

                                                                VAN ECK WORLDWIDE
                                                                 INSURANCE TRUST            ALGER AMERICAN FUND
------------------------------------------------------------------------------------------------------------------
                                                                VAN ECK WORLDWIDE             ALGER AMERICAN
                                                                 EMERGING MARKETS          SMALL CAPITALIZATION
                                                                    PORTFOLIO                    PORTFOLIO
------------------------------------------------------------------------------------------------------------------
                                                                1997          1996          1997           1996
------------------------------------------------------------------------------------------------------------------
Shares purchased...........................................     465,094       177,883        241,101       207,020
Shares received from reinvestment of:
  Dividends................................................         702            19                            2
  Capital gain distributions...............................                                   12,008
                                                             ----------    ----------    -----------    ----------
Total shares acquired......................................     465,796       177,902        253,109       207,022
Total shares redeemed......................................     (64,711)         (450)       (19,603)      (12,349)
                                                             ----------    ----------    -----------    ----------
Net increase in shares owned...............................     401,085       177,452        233,506       194,673
Shares owned, beginning of year............................     177,452                      194,673
                                                             ----------    ----------    -----------    ----------
Shares owned, end of year..................................     578,537       177,452        428,179       194,673
                                                             ==========    ==========    ===========    ==========
Cost of shares acquired....................................  $6,428,901    $2,130,602    $10,432,636    $8,338,053
                                                             ==========    ==========    ===========    ==========
Cost of shares redeemed....................................  $  753,212    $    4,929    $   815,858    $  546,992
                                                             ==========    ==========    ===========    ==========

--------------------------------------------------------------------------------
The Variable Separate Accounts of
Provident Mutual Life Insurance Company
Notes to Financial Statements -- continued

--------------------------------------------------------------------------------

4. RELATED PARTY TRANSACTIONS

     Provident Mutual makes certain deductions from premiums before amounts are allocated to each Separate Account selected by the policyholder. The deductions may include (1) administrative charges, (2) state premium taxes, (3) premium processing charges, (4) premiums for supplementary benefits, (5) premiums for extra mortality risks, (6) sales charges, (7) premiums for optional benefits, and (8) a risk charge for the guaranteed minimum death benefit. Premiums adjusted for these deductions are recorded as net premiums in the statement of changes in net assets. See original policy documents for specific charges assessed.

     In addition to the aforementioned charges, each Separate Account is charged for mortality and expense risks assumed by Provident Mutual. The annual rates charged to cover these risks are:

     For scheduled premium and single premium policies -- currently 0.35% of the net assets held for the benefit of policyholders.

     For modified premium policies -- currently 0.60% of the net assets held for the benefit of policyholders.

     For flexible premium adjustable policies ("OptionsPlus") -- currently 0.75% of the net assets held for the benefit of policyholders, guaranteed not to exceed 0.90%.

     For flexible premium adjustable survivorship policies ("Survivor OptionsPlus") -- currently 0.60% of the net assets held for the benefit of policyholders, guaranteed not to exceed 0.90%.

     For flexible premium adjustable policies (other than "OptionsPlus") -- currently 0.75% of the net assets held for the benefit of policyholders.

     Each Separate Account is also charged by Provident Mutual for the cost of insurance protection. For single premium policies, the charge is accrued daily and deducted from the amount provided for investment annually. For scheduled premium, modified premium and flexible premium adjustable policies, the charge is deducted monthly. The amount of the charge is computed based upon the amount of insurance provided during the year and the insured's attained age. Depending upon the type of policy, additional monthly deductions may be made for (1) administrative charges, (2) minimum death benefit charges, (3) first year policy charges and (4) supplementary charges. See original policy documents for additional monthly charges. These charges are included in the statements of changes in net assets.

     The Policies provide for an initial free-look period. If a policy is cancelled within certain time constraints, the policyholder will receive a refund equal to the policy account value plus certain deductions made under the policy. Where state law requires a minimum refund equal to gross premiums paid, the refund will instead equal the gross premiums paid on the policy and will not reflect investment experience.

--------------------------------------------------------------------------------
The Variable Separate Accounts of
Provident Mutual Life Insurance Company
Notes to Financial Statements -- concluded

--------------------------------------------------------------------------------

4. RELATED PARTY TRANSACTIONS, CONTINUED

     If a single premium or modified premium policy is surrendered within the first nine policy years, a contingent deferred sales load charge and/or contingent deferred administrative charge are assessed. These same charges are assessed if a flexible premium adjustable policy is surrendered within the first ten policy years. These charges are assessed if a flexible premium adjustable survivorship policy is surrendered before the fifteenth policy year (twelfth policy year for New York policies). These charges are recorded as administrative charges in the statements of changes in net assets.

     For scheduled premium and single premium policies, Provident Mutual has agreed to make a daily adjustment to the net rate of return of the Growth, Money Market and Bond Separate Accounts to offset completely all Market Street Fund, Inc. expenses charged to the portfolios in which the Separate Accounts invest, except for (1) all brokers' commissions, (2) transfer taxes, investment advisory fees and other fees and expenses for services relating to purchases and sales of portfolio investments, and (3) income tax liabilities. The total amounts reimbursed for the Growth, Money Market and Bond Separate Accounts for the years ended December 31, 1997, 1996 and 1995 were as follows:

                                                                            MONEY
                                                                GROWTH      MARKET       BOND
                                                               SEPARATE    SEPARATE    SEPARATE
                                                               ACCOUNT     ACCOUNT     ACCOUNT
                                                               --------    --------    --------
Year ending December 31,
     1997..................................................     $3,041        $40       $1,390
     1996..................................................     $3,491       $146       $1,087
     1995..................................................    $12,376       $538       $1,846

     These amounts are shown as an operating expense reimbursement reducing total expenses in the statements of operations.

     Provident Mutual makes a daily asset charge against the assets of the Zero Coupon Bond Separate Account. The charge is to reimburse Provident Mutual for the transaction charge paid directly by Provident Mutual to MLPFS on the sale of the Zero Coupon Trust units to the Zero Coupon Bond Separate Account. Provident Mutual pays these amounts from General Account assets. The amount of the asset charge currently is equivalent to an effective annual rate of .25% of the average daily net assets of each Subaccount. This amount may be increased in the future, but in no event will it exceed an effective annual rate of .50%. The charge will be cost based (taking into account the loss of interest) with no anticipated element of profit for Provident Mutual.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Report of Independent Accountants

--------------------------------------------------------------------------------

To the Board of Directors of
Provident Mutual Life Insurance
  Company

We have audited the accompanying consolidated statements of financial condition of Provident Mutual Life Insurance Company and Subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of operations, capital and surplus, and cash flows for each of the three years in the period ended December 31, 1997. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Provident Mutual Life Insurance Company and Subsidiaries as of December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, the Company adopted in 1996 Statement of Financial Accounting Standards No. 120 (SFAS 120) and Financial Accounting Standards Board Interpretation No. 40 (FIN 40) which required implementation of several accounting pronouncements not previously adopted. The effects of adopting SFAS 120 and FIN 40 were retroactively applied to the Company's previously issued financial statements, consistent with the implementation guidance of those standards.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 20, 1998

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Consolidated Statements of Financial Condition (Dollars in thousands)

--------------------------------------------------------------------------------

                                                                    DECEMBER 31,
--------------------------------------------------------------------------------------
                                                                 1997          1996
--------------------------------------------------------------------------------------
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at market (cost: 1997-$2,647,954;
     1996-$2,513,377).......................................  $2,758,069    $2,564,903
    Held to maturity, at amortized cost (market:
     1997-$455,776; 1996-$518,665)..........................     436,181       510,874
Equity securities, at market (cost: 1997-$22,706;
  1996-$27,770).............................................      23,818        23,809
Mortgage loans..............................................     663,285       708,982
Real estate.................................................      52,543        71,444
Policy loans and premium notes..............................     358,670       358,522
Other invested assets.......................................      14,546        20,781
Short-term investments......................................      18,519        60,407
                                                              ----------    ----------
Total Investments...........................................   4,325,631     4,319,722
                                                              ----------    ----------
Cash........................................................      17,985         5,551
Premiums due and deferred...................................      12,960        13,106
Investment income due and accrued...........................      73,997        74,212
Deferred acquisition costs..................................     629,635       602,587
Reinsurance recoverable.....................................     499,488       530,326
Separate account assets.....................................   2,284,118     1,510,101
Other assets................................................      77,059        68,045
                                                              ----------    ----------
Total Assets................................................  $7,920,873    $7,123,650
                                                              ==========    ==========
LIABILITIES
Policy Liabilities:
  Future policyholder benefits..............................  $4,344,591    $4,426,517
  Policyholders' funds......................................     146,871       149,106
  Policyholder dividends payable............................      33,258        32,697
  Other policy obligations..................................      16,638        20,332
                                                              ----------    ----------
  Total Policy Liabilities..................................   4,541,358     4,628,652
                                                              ----------    ----------
Expenses payable............................................      45,013        38,540
Taxes payable...............................................       3,047         2,129
Federal income taxes payable:
  Current...................................................      39,114        35,157
  Deferred..................................................      64,216        51,029
Separate account liabilities................................   2,279,124     1,505,990
Other liabilities...........................................     104,719       104,876
                                                              ----------    ----------
Total Liabilities...........................................   7,076,591     6,366,373
                                                              ----------    ----------
COMMITMENTS AND CONTINGENCIES -- NOTE 9
CAPITAL AND SURPLUS
Unassigned surplus..........................................     813,618       746,567
Net unrealized appreciation on securities...................      30,664        10,710
                                                              ----------    ----------
Total Capital and Surplus...................................     844,282       757,277
                                                              ----------    ----------
Total Liabilities, Capital and Surplus......................  $7,920,873    $7,123,650
                                                              ==========    ==========

See accompanying notes to consolidated financial statements

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Consolidated Statements of Operations (Dollars in thousands)

--------------------------------------------------------------------------------

                                                                    YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------
                                                                1997         1996         1995
-------------------------------------------------------------------------------------------------
REVENUES
Premiums....................................................  $220,952     $235,615     $255,509
Policy and contract charges.................................   106,449       73,873       63,387
Net investment income.......................................   331,524      333,938      336,827
Other income................................................    47,520       43,839       37,084
Net realized gains on investments...........................     2,360        7,873        3,691
                                                              --------     --------     --------
Total Revenues..............................................   708,805      695,138      696,498
                                                              --------     --------     --------
BENEFITS AND EXPENSES
Policy and contract benefits................................   234,117      241,042      228,143
Change in future policyholder benefits......................   122,463      130,147      145,545
Operating expenses..........................................    82,310       94,786       88,880
Amortization of deferred acquisition costs..................    73,582       56,092       63,666
Policyholder dividends......................................    65,736       65,184       64,943
Noninsurance commissions and expenses.......................    24,962       20,520       15,903
                                                              --------     --------     --------
Total Benefits and Expenses.................................   603,170      607,771      607,080
                                                              --------     --------     --------
Income Before Income Taxes..................................   105,635       87,367       89,418
Income tax expense (benefit):
  Current...................................................    35,971       (6,613)      39,817
  Deferred..................................................     2,613       12,441         (725)
                                                              --------     --------     --------
Total Income Tax Expense....................................    38,584        5,828       39,092
                                                              --------     --------     --------
Net Income..................................................  $ 67,051     $ 81,539     $ 50,326
                                                              ========     ========     ========

See accompanying notes to consolidated financial statements

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Consolidated Statements of Capital and Surplus for the Years Ended December 31, 1997, 1996 and 1995 (Dollars in thousands)

--------------------------------------------------------------------------------

                                                                                   NET
                                                                                UNREALIZED
                                                                               APPRECIATION        TOTAL
                                                                UNASSIGNED    (DEPRECIATION)    CAPITAL AND
                                                                 SURPLUS      ON SECURITIES       SURPLUS
-----------------------------------------------------------------------------------------------------------
Balance at January 1, 1995..................................     $614,702        $(32,089)       $582,613
  Net income................................................       50,326         --               50,326
  Change in unrealized appreciation (depreciation)..........       --              62,390          62,390
                                                                 --------        --------        --------
Balance at December 31, 1995................................      665,028          30,301         695,329
  Net income................................................       81,539         --               81,539
  Change in unrealized appreciation (depreciation)..........       --             (19,591)        (19,591)
                                                                 --------        --------        --------
Balance at December 31, 1996................................      746,567          10,710         757,277
  Net income................................................       67,051         --               67,051
  Change in unrealized appreciation (depreciation)..........       --              19,954          19,954
                                                                 --------        --------        --------
Balance at December 31, 1997................................     $813,618        $ 30,664        $844,282
                                                                 ========        ========        ========

See accompanying notes to consolidated financial statements

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Consolidated Statements of Cash Flows (Dollars in thousands)

--------------------------------------------------------------------------------

                                                                    YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------
                                                                1997         1996         1995
-------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income................................................  $  67,051    $  81,539    $  50,326
  Adjustments to reconcile net income to net cash provided
    by operating activities:
    Interest credited to variable universal life and
      investment products...................................    108,773      117,038      117,873
    Policy fees assessed on variable universal life and
      investment products...................................   (106,449)     (73,873)     (63,387)
    Amortization of deferred policy acquisition costs.......     73,582       56,092       63,666
    Capitalization of deferred policy acquisition costs.....   (127,593)    (119,031)    (100,480)
    Deferred Federal income taxes...........................      2,613       12,441         (725)
    Depreciation and amortization expense...................      4,309        5,292        6,088
    Realized gains on investments...........................     (2,360)      (7,873)      (3,691)
    Change in investment income due and accrued.............        215          991        4,719
    Change in premiums due and deferred.....................        146        2,757          903
    Change in reinsurance recoverable.......................     30,838       14,173      (85,199)
    Change in policy liabilities and other policyholders'
      funds of traditional life products....................    (44,638)     (18,335)      86,570
    Change in other liabilities.............................        100        1,933       (6,047)
    Change in current Federal income taxes payable..........      3,786      (43,161)      13,934
    Other, net..............................................     (2,777)      (6,819)      (4,747)
                                                              ---------    ---------    ---------
        Net cash provided by operating activities...........      7,596       23,164       79,803
                                                              ---------    ---------    ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from sales of investments:
    Available for sale securities...........................    370,224      285,514      249,231
    Equity securities.......................................      8,288        8,147       11,170
    Real estate.............................................     17,347       21,902       22,879
    Other invested assets...................................      7,424        6,078        7,210
  Proceeds from maturities of investments:
    Held to maturity securities.............................     96,045      109,582       84,601
    Available for sale securities...........................    207,455      165,980      146,547
    Mortgage loans..........................................     99,673      124,190      106,257
  Purchases of investments:
    Held to maturity securities.............................    (21,721)     (76,730)     (71,937)
    Available for sale securities...........................   (705,348)    (533,650)    (504,337)
    Equity securities.......................................     (7,052)      (2,966)      (4,966)
    Mortgage loans..........................................    (54,659)     (94,254)    (102,632)
    Real estate.............................................     (1,823)     (11,449)     (13,172)
    Other invested assets...................................     (1,807)        (127)      (3,976)
  Net withdrawals of separate account seed money............         29        5,985           --
  Policy loans and premium notes, net.......................       (148)       7,580       12,152
  Net sales (purchases) of short-term investments...........     41,888       35,983      (22,365)
                                                              ---------    ---------    ---------
        Net cash provided by (used in) investing
          activities........................................     55,815       51,765      (83,338)
                                                              ---------    ---------    ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Variable universal life and investment product deposits...    836,694      668,437      578,441
  Variable universal life and investment product
    withdrawals.............................................   (887,671)    (740,686)    (573,177)
                                                              ---------    ---------    ---------
        Net cash (used in) provided by financing
          activities........................................    (50,977)     (72,249)       5,264
                                                              ---------    ---------    ---------
        Net change in cash..................................     12,434        2,680        1,729
Cash, beginning of year.....................................      5,551        2,871        1,142
                                                              ---------    ---------    ---------
Cash, end of year...........................................  $  17,985    $   5,551    $   2,871
                                                              =========    =========    =========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Cash paid during the year for income taxes................  $  31,805    $  36,329    $  24,109
                                                              =========    =========    =========
  Foreclosure of mortgage loans.............................  $   1,744    $   7,665    $  14,766
                                                              =========    =========    =========

See accompanying notes to consolidated financial statements

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Organization

     Provident Mutual Life Insurance Company (Provident Mutual) is organized as a mutual life insurance company which conducts its business for the benefit of its policyholders.

     Provident Mutual's wholly-owned subsidiaries are Providentmutual Life and Annuity Company of America (PLACA), Provident Mutual International Life Insurance Company (PMILIC) and Providentmutual Holding Company (PHC) and, in aggregate, are defined as the "Company."

     The Company sells individual traditional and variable life insurance products, annuities, and a variety of pension products and maintains a block of direct response-marketed life and health insurance products. The Company distributes its products through a variety of distribution channels, principally career agents, personal producing general agents and brokers. The Company is licensed to operate in 50 states, which are responsible for product regulation. Sales in 10 states accounted for 72% of the Company's sales for the year ended December 31, 1997. For many of the life and annuity products, the insurance departments of the states in which the Company conducts business must approve products and policy forms in advance of sales. In addition, benefits are determined by statutes and regulations in each of these states.

     PLACA specializes primarily in the development and sale of various annuity products and sells certain traditional and variable life products, also sold by Provident Mutual, through a personal producing general agency sales force.

     PMILIC's business consists of life insurance assumed from Provident Mutual.

     PHC is a downstream holding company whose major subsidiary is Sigma American Corporation (Sigma). Sigma is a general partner in a joint venture that provides investment advisory, mutual fund distribution, trust and administrative services to a group of mutual funds and other parties.

  Basis of Presentation

     The consolidated financial statements include the accounts of Provident Mutual and its wholly-owned subsidiaries. Intercompany transactions have been eliminated.

     As of January 1, 1996, the Company adopted Statement of Financial Accounting Standards (SFAS) No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises for Certain Long-Duration Participating Contracts," an amendment to Financial Accounting Standards Board Interpretation 40 (FIN 40), "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises." The initial effect of applying this statement has been reported retroactively through restatement of previously issued financial statements presented herein for comparative purposes. SFAS 120 requires financial statements referred to as prepared in accordance with generally accepted accounting principles (GAAP) to apply to all applicable authoritative GAAP pronouncements. Prior to the

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Basis of Presentation -- continued
adoption of SFAS 120, statutory financial statements were permitted to be referred to as being prepared in accordance with GAAP. The significant GAAP authoritative pronouncements requiring initial application were as follows:

     -- SFAS 60, "Accounting and Reporting by Insurance Enterprises,"

     -- SFAS 87, "Employers' Accounting for Pensions,"

     -- SFAS 94, "Consolidation of All Majority-Owned Subsidiaries,"

     -- SFAS 97, "Accounting and Reporting by Insurance Enterprises for Certain
        Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments,"

     -- SFAS 106, "Employers' Accounting for Postretirement Benefits Other Than
        Pensions,"

     -- SFAS 109, "Accounting for Income Taxes,"

     -- SFAS 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts,"

     -- SFAS 114, "Accounting by Creditors for Impairment of a Loan,"

     -- Statement of Position (SOP) 95-1, "Accounting for Certain Insurance
        Activities of Mutual Life Insurance Enterprises,"

     -- SFAS 115, "Accounting for Certain Investments in Debt and Equity
        Securities" and

     -- SFAS 121, "Accounting for the Impairment of Long-Lived Assets and for
        Long- Lived Assets to Be Disposed Of."

     The cumulative effective on policyholders' equity of adopting the above pronouncements primarily consists of the initial deferral of acquisition costs, the establishment of deferred taxes, the accrual of postretirement benefits, the elimination of the statutory asset valuation reserve and the establishment of investment valuation allowances.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Basis of Presentation -- continued
     As a result of the change in accounting principles, net income for 1995 as previously reported, has been restated as follows (in millions):

----------------------------------------------------------------------
                                                                 1995
----------------------------------------------------------------------
Net income, as previously reported..........................    $ 37.4
Effect of changing to a different basis of accounting:
  Deferred acquisition costs................................      36.8
  Net policyholder liabilities..............................     (32.2)
  Deferred income taxes.....................................        .7
  Adjustment in valuation of investments....................       8.5
  Retirement benefits.......................................       3.6
  Termination of real estate lease..........................      (8.9)
  Net income (SAP) of unconsolidated subsidiaries...........       4.5
  Other, net................................................       (.1)
                                                                ------
Net income, as adjusted.....................................    $ 50.3
                                                                ======

     As a result of the change in accounting principles, capital and surplus as of December 31, 1995 as previously reported, has been restated as follows (in millions):

----------------------------------------------------------------------
                                                                 1995
----------------------------------------------------------------------
Balance at beginning of year, as previously reported........    $268.4
Add adjustment for the cumulative effect on prior years of
  applying retroactively the new basis of accounting:
  Deferred acquisition costs................................     530.0
  Net policyholder liabilities..............................    (161.1)
  Deferred income taxes.....................................     (34.0)
  Adjustment in valuation of investments....................     (12.2)
  Asset valuation reserve...................................      44.9
  Retirement benefits.......................................     (21.8)
  Other, net................................................        .5
                                                                ------
Balance at beginning of year, as adjusted...................     614.7
Net income..................................................      50.3
Add adjustment for the cumulative effect on prior years of
  applying accounting change -- securities..................     (32.1)
Change in unrealized gains (losses) on investment
  securities................................................      62.4
                                                                ------
Balance at end of year......................................    $695.3
                                                                ======

     The Company prepares financial statements for filing with regulatory authorities in conformity with the accounting practices prescribed or permitted by the Insurance Departments of the Commonwealth of

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Basis of Presentation -- continued
Pennsylvania and the State of Delaware (SAP). Practices under SAP vary from GAAP primarily with respect to the initial deferral of acquisition costs, the establishment of deferred taxes, the accrual of postretirement benefits, the elimination of the statutory asset valuation reserve and the establishment of investment valuation allowances.

     Statutory net income was $58.4 million, $34.4 million and $37.4 million for the years ended December 31, 1997, 1996 and 1995, respectively. Statutory surplus was $374.4 million and $343.1 million as of December 31, 1997 and 1996, respectively.

     The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

     The Company is subject to interest rate risk to the extent its investment portfolio cash flows are not matched to its insurance liabilities. Management believes it manages this risk through modeling of the cash flows under reasonable scenarios.

  Invested Assets

     Fixed maturity securities (bonds) which may be sold are designated as "available for sale" and are reported at market value. Unrealized appreciation/depreciation on these securities is recorded directly in capital and surplus net of related Federal income taxes and amortization of deferred acquisition costs. Fixed maturity securities that the Company has the intent and ability to hold to maturity are designated as "held to maturity" and are reported at amortized cost.

     Equity securities (common stocks, redeemable preferred stocks and nonredeemable preferred stocks) are reported at market value. Unrealized appreciation/depreciation on these securities is recorded directly in capital and surplus net of related Federal income taxes and amortization of deferred acquisition costs.

     Fixed maturity and equity securities that have experienced an other than temporary decline in value are written down to fair value by a charge to realized losses. This fair value becomes the new cost basis of the particular security.

     Mortgage loans are carried at unpaid principal balances, less impairment reserves. For mortgage loans considered impaired, a specific reserve is established. A general reserve is also established for probable losses arising from the portfolio but not attributable to specific loans. Mortgage loans are considered impaired when it is probable that the Company will be unable to collect amounts due according to the contractual terms of the loan agreement. When a mortgage loan has been determined to be impaired, a reserve is established for the difference between the unpaid principal of the mortgage loan

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Invested Assets -- continued
and its fair value. Fair value is based on either the present value of expected future cash flows discounted at the mortgage loan's effective interest rate or the fair value of the underlying collateral. The reserve is charged to realized capital losses.

     Policy loans and premium notes are reported at unpaid principal balances.

     Real estate is carried at cost, less encumbrances and accumulated depreciation. The straight-line method of depreciation is used for all real estate.

     Other invested assets consist primarily of real estate joint ventures carried on the equity basis and limited partnerships carried at the lower of cost or market value.

     Cash includes demand deposits and cash on hand.

     Short-term investments include money market funds, certificates of deposit and short-term investments whose maturities at the time of acquisition were one year or less. These investments are carried at amortized cost which approximates market value.

     It is the Company's policy to use derivatives (exchange-traded or over-the-counter financial instruments whose value is based upon or derived from a specific underlying index or commodity) for the purpose of reducing exposure to interest rate fluctuations, and not for income generation or speculative purposes. Derivatives utilized by the Company are long and short positions on United States Treasury notes and bond futures and certain interest rate swaps.

     The net interest effect of futures transactions is settled on a daily basis. Cash paid or received is recorded daily, along with a receivable/payable, to settle the futures contract prior to the contract termination. The receivable/payable is carried until the contract is terminated and the remaining balance is included in either net investment income or realized gain or loss. Upon termination of a futures contract that is identified to a specific security, any gain or loss is deferred and amortized to net investment income over the expected remaining life of the hedged security. If the futures contract is not identified to a specific security, any gain or loss on termination is reported as a realized gain or loss.

     Interest rate swaps are settled on the contract date. Cash paid or received is reported as an adjustment to net investment income.

  Investment Valuation Reserves

     Investment valuation reserves have been provided for impairments of mortgage loans and totalled $13.1 million and $14.4 million at December 31, 1997 and 1996, respectively. Changes in the reserves are reflected as realized capital gains and losses.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Benefit Reserves and Policyholder Contract Deposits

     Traditional Life Insurance Products

     Traditional life insurance products include those contracts with fixed and guaranteed premiums and benefits, and consist principally of whole life and term insurance policies, limited-payment life insurance policies and certain annuities with life contingencies. Most traditional life insurance policies are participating: in addition to guaranteed benefits, they pay dividends, as declared annually by the Company based on its experience.

     Reserves on traditional life insurance products are calculated by using the net level premium method. For participating traditional life insurance policies, the assumptions are based on mortality rates consistent with the cash values and investment rates consistent with the Company's dividend practices. For most such policies, reserves are based on the 1958 or 1980 Commissioners' Standard Ordinary (CSO) mortality table at interest rates ranging from 3.5% to 4.5%.

     Variable Life and Investment-Type Products

     Variable life products include fixed premium variable life and flexible premium variable universal life. Investment-type products consist primarily of guaranteed investment contracts (GICs) and single premium and flexible premium annuity contracts.

     Benefit reserves and policyholder contract deposits on these products are determined following the retrospective deposit method and consist of policy values that accrue to the benefit of the policyholder, before deduction of surrender charges.

  Premiums, Charges and Benefits

     Traditional Life Insurance and Accident and Health Insurance Products

     Premiums for individual life policies are recognized when due; premiums for accident and health and all other policies are reported as earned proportionately over their policy terms.

     Benefit claims (including an estimated provision for claims incurred but not reported), benefit reserve changes, and expenses (except those deferred) are charged to income as incurred.

     Variable Life and Investment-Type Products

     Revenues for variable life and investment-type products consist of policy charges for the cost of insurance, policy initiation, administration and surrenders during the period. Expenses include interest credited to policy account balances and benefit payments made in excess of policy account balances. Many of these policies are variable life or variable annuity policies, in which investment performance credited to the account balance is based on the investment performance of separate

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Premiums, Charges and Benefits -- continued
     Variable Life and Investment-Type Products -- continued accounts chosen by the policyholder. For other account balances, credited interest rates ranged from 3.8% to 9.1% in 1997.

     Deferred Policy Acquisition Costs

     The costs that vary with and are directly related to the production of new business, have been deferred to the extent deemed recoverable. Such costs include commissions and certain costs of underwriting, policy issue and marketing.

     Deferred policy acquisition costs on traditional participating life insurance policies are amortized in proportion to the present value of expected gross margins. Gross margins include margins from mortality, investments and expenses, net of policyholder dividends. Expected gross margins are redetermined regularly, based on actual experience and current assumptions of mortality, persistency, expenses, and investment experience. The average investment yield, before realized capital gains and losses, in the calculation of expected gross margins was 8.0% for 1997.

     Deferred policy acquisition costs for variable life and investment-type products are amortized in relation to the incidence of expected gross profits, including realized investment gains and losses, over the expected life of the policies.

     The costs deferred during 1997, 1996 and 1995 were $127.6 million, $119.0 million, and $100.5 million, respectively. Amortization of deferred policy acquisition costs was $73.6 million, $56.1 million and $63.7 million during 1997, 1996 and 1995, respectively.

  Capital Gains and Losses

     Realized capital gains and losses on sales of investments are based upon specific identification of the investments sold and do not include amounts allocable to separate accounts. A realized capital loss is recorded at the time a decline in the value of an investment is determined to be other than temporary.

  Policyholder Dividends

     As of December 31, 1997, approximately 98% of the Company's in force life insurance business was written on a participating basis. Dividends are earned by the policyholders ratably over the policy year. Dividends are included in the accompanying financial statements as a liability and as a charge to operations.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
  Reinsurance

     Premiums, benefits and expenses are recorded net of experience refunds, reserve adjustments and amounts assumed from or ceded to reinsurers, including commission and expense allowances.

  Separate Accounts

     Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension and annuity contractholders, variable life insurance policyholders and several of the Company's retirement plans.

     Premiums received and the accumulated value portion of benefits paid are excluded from the amounts reported in the consolidated statements of operations. Fees charged on policyholder and contractholder account values are reported as revenues.

     The contractholders/policyholders bear the investment risk on separate account assets except in instances where the Company guarantees a fixed return. When the contractholder/policyholder bears the investment risk, separate account assets and liabilities are carried at fair value.

     For guaranteed contracts, the separate account assets and liabilities are carried at historical cost. The guaranteed contracts are maintained in a separate account for statutory purposes. Due to the guaranteed return, this separate account is included in the general account assets and liabilities for GAAP purposes.

  Federal Income Taxes

     Deferred income tax assets and liabilities have been recorded for temporary differences between the reported amounts of assets and liabilities in the accompanying financial statements and those in the Company's income tax returns.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

2. FAIR VALUE OF FINANCIAL INSTRUMENTS

     The following table presents the fair values and carrying values of the Company's financial instruments at December 31, 1997 and 1996:

--------------------------------------------------------------------------------------------
                                                 DECEMBER 31, 1997       DECEMBER 31, 1996
--------------------------------------------------------------------------------------------
                                                  FAIR      CARRYING      FAIR      CARRYING
                                                 VALUE       VALUE       VALUE       VALUE
                                                   (IN MILLIONS)           (IN MILLIONS)
--------------------------------------------------------------------------------------------
ASSETS
Fixed maturities:
  Available for sale........................    $2,758.1    $2,758.1    $2,564.9    $2,564.9
  Held to maturity..........................      $455.8      $436.2      $518.7      $510.9
Equity securities...........................       $23.8       $23.8       $23.8       $23.8
Commercial mortgage loans...................      $726.0      $662.8      $740.6      $708.2
Residential mortgage loans..................         $.6         $.5         $.9         $.8
LIABILITIES FOR INVESTMENT-TYPE INSURANCE
  CONTRACTS
Guaranteed interest contracts...............      $240.7      $234.3      $321.8      $316.9
Group annuities.............................    $1,345.8    $1,353.2    $1,101.8    $1,118.3
Supplementary contracts without life
  contingencies.............................       $30.8       $30.6       $31.4       $31.4
Individual annuities........................    $1,740.3    $1,799.6    $1,544.6    $1,597.5

     The underlying investment risk of the Company's variable life and variable annuity contracts is assumed by the policyholder. These reserve liabilities are primarily reported in the separate accounts. The liabilities in the separate accounts are recorded at amounts equal to the related assets at fair value.

     Fair values for the Company's insurance contracts other than investment-type contracts are not required to be disclosed under Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments." However, the estimated fair value and future cash flows of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The estimated fair value of all assets without a corresponding revaluation of all liabilities associated with insurance contracts can be misinterpreted.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

2. FAIR VALUE OF FINANCIAL INSTRUMENTS, CONTINUED
     The following notes summarize the major methods and assumptions used in estimating the fair values of financial instruments:

  Investment Securities

     Bonds, common stocks and preferred stocks are valued based upon quoted market prices, where available. If quoted market prices are not available, as in the case of private placements, fair values are based on quoted market prices of comparable instruments (see Note 3).

  Mortgage Loans

     Mortgage loans are valued using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality. For mortgage loans classified as nonperforming, the fair value was set equal to the lesser of the unpaid principal balance or the market value of the underlying property.

  Policy Loans

     Policy loans are issued with either fixed or variable interest rates, depending upon the terms of the policies. For those loans with fixed interest rates, the interest rates range from 5% to 8%. For loans with variable interest rates, the interest rates are primarily adjusted quarterly based upon changes in a corporate bond index. Future cash flows of policy loans are uncertain and difficult to predict. As a result, management deems it impractical to calculate the fair value of policy loans.

  Guaranteed Interest Contracts

     The fair value of guaranteed interest contract liabilities is based upon discounted future cash flows. Contract account balances are accumulated to the maturity dates at the guaranteed rate of interest. Accumulated values are discounted using interest rates for which liabilities with similar durations could be sold. The statement value and fair value of the assets backing up the guaranteed interest contract liabilities were $237.1 million and $240.9 million, respectively, at December 31, 1997 and $319.4 million and $322.4 million, respectively, at December 31, 1996.

  Group Annuities

     The fair value of group annuities is primarily based upon termination value, which is calculated by applying contractual market value adjustments to the account balances. For those contracts not subject to market value adjustments at termination, book value represents fair value.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

2. FAIR VALUE OF FINANCIAL INSTRUMENTS, CONTINUED
  Individual Annuities and Supplementary Contracts

     The fair value of individual annuities and supplementary contracts without life contingencies is based primarily on surrender values. For those individual annuities and supplementary contracts that are not surrenderable, discounted future cash flows are used for calculating fair value.

  Policyholder Dividends and Coupon Accumulations

     The policyholders' dividend and coupon accumulation liabilities will ultimately be settled in cash, applied towards the payment of premiums, or left on deposit with the Company at interest. Management deems it impractical to calculate the fair value of these liabilities due to valuation difficulties involving the uncertainties of final settlement.

3. MARKETABLE SECURITIES

     The amortized cost, gross unrealized gains, gross unrealized losses and estimated fair value of investments in fixed maturity securities and equity securities as of December 31, 1997 and 1996 are as follows (in millions):

--------------------------------------------------------------------------------------------------
                                                                DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------
                                                               GROSS         GROSS       ESTIMATED
                                                AMORTIZED    UNREALIZED    UNREALIZED      FAIR
              AVAILABLE FOR SALE                  COST         GAINS         LOSSES        VALUE
--------------------------------------------------------------------------------------------------
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies...  $   53.4       $  2.0        $  .1       $   55.3
Obligations of states and political
  subdivisions................................      66.7          3.3           .2           69.8
Debt securities issued by foreign
  governments.................................       1.0           .1           --            1.1
Corporate securities..........................   2,257.1        104.2         10.8        2,350.5
Mortgage-backed securities....................     269.8         11.7           .1          281.4
                                                --------       ------        -----       --------
     Subtotal -- fixed maturities.............   2,648.0        121.3         11.2        2,758.1
Equity securities.............................      22.7          4.8          3.7           23.8
                                                --------       ------        -----       --------
          Total...............................  $2,670.7       $126.1        $14.9       $2,781.9
                                                ========       ======        =====       ========

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

3. MARKETABLE SECURITIES, CONTINUED

--------------------------------------------------------------------------------------------------
                                                                DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------
                                                               GROSS         GROSS       ESTIMATED
                                                AMORTIZED    UNREALIZED    UNREALIZED      FAIR
               HELD TO MATURITY                   COST         GAINS         LOSSES        VALUE
--------------------------------------------------------------------------------------------------
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies...    $ 17.3        $ 1.1         $ --         $ 18.4
Obligations of states and political
  subdivisions................................       9.1           .6           .1            9.6
Debt securities issued by foreign
  governments.................................       6.5           .8           --            7.3
Corporate securities..........................     393.9         19.1          2.5          410.5
Mortgage-backed securities....................       9.4           .6           --           10.0
                                                --------     --------      ---------     --------
          Total...............................    $436.2        $22.2        $ 2.6         $455.8
                                                ========     ========      =========     ========

--------------------------------------------------------------------------------------------------
                                                                DECEMBER 31, 1996
--------------------------------------------------------------------------------------------------
                                                               GROSS         GROSS       ESTIMATED
                                                AMORTIZED    UNREALIZED    UNREALIZED      FAIR
              AVAILABLE FOR SALE                  COST         GAINS         LOSSES        VALUE
--------------------------------------------------------------------------------------------------
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies...  $   62.6        $ 2.2        $  .4       $   64.4
Obligations of states and political
  subdivisions................................      79.5          2.4          1.1           80.8
Debt securities issued by foreign
  governments.................................      12.4           .1           .7           11.8
Corporate securities..........................   2,070.2         66.4         23.9        2,112.7
Mortgage-backed securities....................     288.7          8.5          2.0          295.2
                                                --------     --------      ---------     --------
     Subtotal -- fixed maturities.............   2,513.4         79.6         28.1        2,564.9
Equity securities.............................      27.8          4.5          8.5           23.8
                                                --------     --------      ---------     --------
          Total...............................  $2,541.2        $84.1        $36.6       $2,588.7
                                                ========     ========      =========     ========

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

3. MARKETABLE SECURITIES, CONTINUED

--------------------------------------------------------------------------------------------------
                                                                DECEMBER 31, 1996
--------------------------------------------------------------------------------------------------
                                                               GROSS         GROSS       ESTIMATED
                                                AMORTIZED    UNREALIZED    UNREALIZED      FAIR
               HELD TO MATURITY                   COST         GAINS         LOSSES        VALUE
--------------------------------------------------------------------------------------------------
U.S. Treasury securities and obligations of
  U.S. government corporations and agencies...    $ 17.6        $  .8         $ .1         $ 18.3
Obligations of states and political
  subdivisions................................      11.3           .3           .1           11.5
Debt securities issued by foreign
  governments.................................       6.8           .5           --            7.3
Corporate securities..........................     464.8         10.1          4.2          470.7
Mortgage-backed securities....................      10.4           .5           --           10.9
                                                --------     --------      -------       --------
          Total...............................    $510.9        $12.2         $4.4         $518.7
                                                ========     ========      =======       ========

     The amortized cost and estimated fair value of fixed maturity securities at December 31, 1997, by contractual maturity, are as follows (in millions):

-------------------------------------------------------------------------------------
                                                              AMORTIZED    ESTIMATED
                     AVAILABLE FOR SALE                         COST       FAIR VALUE
-------------------------------------------------------------------------------------
Due in one year or less.....................................  $  110.2      $  110.6
Due after one year through five years.......................     653.3         674.2
Due after five years through ten years......................     739.8         768.8
Due after ten years.........................................   1,144.7       1,204.5
                                                              --------      --------
          Total.............................................  $2,648.0      $2,758.1
                                                              ========      ========

-------------------------------------------------------------------------------------
                                                              AMORTIZED    ESTIMATED
                      HELD TO MATURITY                          COST       FAIR VALUE
-------------------------------------------------------------------------------------
Due in one year or less.....................................    $ 23.0        $ 23.0
Due after one year through five years.......................     110.7         114.2
Due after five years through ten years......................     181.3         190.5
Due after ten years.........................................     121.2         128.1
                                                              --------      --------
          Total.............................................    $436.2        $455.8
                                                              ========      ========

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

3. MARKETABLE SECURITIES, CONTINUED
     Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Mortgage-backed securities are included based on their contractual maturity.

     Realized gains (losses) on investments for the years ended December 31, 1997, 1996 and 1995 are summarized as follows (in millions):

------------------------------------------------------------------------------------
                                                             1997     1996     1995
------------------------------------------------------------------------------------
Fixed maturities...........................................  $ 7.9    $ 6.0    $ 2.0
Equity securities..........................................   (3.8)      .3       .7
Mortgage loans.............................................    1.1     (1.4)      .2
Real estate................................................   (2.2)     2.8      2.9
Policy loans and premium notes.............................     --       .9       .1
Other invested assets......................................    (.6)     (.7)    (2.2)
                                                             -----    -----    -----
                                                             $ 2.4    $ 7.9    $ 3.7
                                                             =====    =====    =====

     Net unrealized appreciation (depreciation) on available for sale securities as of December 31, 1997 and 1996 is summarized as follows (in millions):

-----------------------------------------------------------------------------
                                                               1997     1996
-----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) before
  adjustments for the following:............................  $111.2    $47.5
  Amortization of deferred policy acquisition costs.........   (64.0)   (31.0)
  Deferred Federal income taxes.............................   (16.5)    (5.8)
                                                              ------    -----
Net unrealized appreciation.................................  $ 30.7    $10.7
                                                              ======    =====

     In late 1995, the Financial Accounting Standards Board issued "A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities." This report permits a one-time reclassification of securities from held to maturity to available for sale. In response to this report, the Company transferred fixed income securities with a combined amortized cost of $172.3 million from the held to maturity portfolio to the available for sale portfolio. An additional transfer of fixed income securities with a combined cost of $24.2 million and an estimated fair value of $24.6 million was made from the available for sale portfolio to the held to maturity portfolio. The $.4 million difference between the amortized cost and the estimated fair value has been amortized to realized capital gains/losses.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

3. MARKETABLE SECURITIES, CONTINUED
     Net investment income, by type of investment, is as follows for the years ending December 31, 1997, 1996 and 1995 (in millions):

-----------------------------------------------------------------------------------
                                                          1997      1996      1995
-----------------------------------------------------------------------------------
Gross investment income:
Fixed maturities:
  Available for sale...................................  $201.2    $193.5    $194.1
  Held to maturity.....................................    39.6      45.1      47.1
Equity securities......................................      .8       1.2       2.1
Mortgage loans.........................................    62.9      69.0      72.2
Real estate............................................    10.7      11.4      11.8
Policy loans and premium notes.........................    23.4      23.4      24.0
Other invested assets..................................     8.0       5.5       4.9
Short-term investments.................................     2.5       3.8       2.0
Other, net.............................................     (.2)       .5        .5
                                                         ------    ------    ------
                                                          348.9     353.4     358.7
Less investment expenses...............................   (17.4)    (19.5)    (21.9)
                                                         ------    ------    ------
Net investment income..................................  $331.5    $333.9    $336.8
                                                         ======    ======    ======

4. MORTGAGE LOANS

     Impaired mortgage loans and the related reserves are as follows at December 31, 1997 and 1996 (in millions):

-----------------------------------------------------------------------------
                                                               1997     1996
-----------------------------------------------------------------------------
Impaired mortgage loans.....................................  $ 54.3    $65.5
Reserves....................................................    (6.4)    (7.2)
                                                              ------    -----
Net impaired mortgage loans.................................  $ 47.9    $58.3
                                                              ======    =====

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

4. MORTGAGE LOANS, CONTINUED
     A reconciliation of the reserve balance, including general reserves, for mortgage loans for 1997 and 1996 is as follows (in millions):

-----------------------------------------------------------------------------
                                                               1997     1996
-----------------------------------------------------------------------------
Balance at January 1........................................  $ 14.4    $16.2
Losses charged, net of recoveries...........................    (1.3)     (.5)
Releases due to foreclosures................................      --     (1.3)
                                                              ------    -----
Balance at December 31......................................  $ 13.1    $14.4
                                                              ======    =====

     The average recorded investment in impaired loans was $59.9 million and $66.7 million during 1997 and 1996, respectively. Interest income recognized on impaired loans during 1997, 1996 and 1995 was $4.9 million, $6.9 million and $7.3 million, respectively. All interest income on impaired mortgage loans was recognized on the cash basis.

5. REAL ESTATE

     Real estate holdings are as follows at December 31, 1997 and 1996 (in millions):

-----------------------------------------------------------------------------
                                                               1997     1996
-----------------------------------------------------------------------------
Occupied by the Company.....................................  $ 32.0    $38.0
Foreclosed..................................................    18.8     28.0
Investment..................................................     1.7      5.4
                                                              ------    -----
                                                              $ 52.5    $71.4
                                                              ======    =====

     Depreciation expense was $3.0 million, $3.2 million and $4.7 million for the years ended December 31, 1997, 1996 and 1995, respectively. Accumulated depreciation for real estate totalled $12.6 million and $15.2 million at December 31, 1997 and 1996, respectively. Permanent impairment writedowns were $6.1 million, $1.3 million and $1.9 million for the years ended December 31, 1997, 1996 and 1995.

6. BENEFIT PLANS

     The Company maintains a funded noncontributory defined benefit pension plan that covers substantially all of its employees and a funded noncontributory defined contribution plan that covers substantially all of its agents. The Company's funding policy is to contribute annually the maximum amount deductible for Federal income tax purposes. The Company provides a contributory defined

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

6. BENEFIT PLANS, CONTINUED
contribution plan qualified under Section 401(k) of the Internal Revenue Code. The pension cost of the defined contribution plans was $3.4 million, $2.6 million and $2.8 million for the years ended December 31, 1997, 1996 and 1995, respectively.

     The status of the funded defined benefit pension plan and the amounts recognized on the balance sheets as of December 31, 1997 and 1996 are as follows (in millions):

------------------------------------------------------------------------------
                                                               1997      1996
------------------------------------------------------------------------------
Actuarial present value of benefit obligations:
     Vested.................................................  $(73.7)   $(72.7)
     Nonvested..............................................    (3.6)     (2.7)
                                                              ------    ------
     Accumulated benefit obligation.........................   (77.3)    (75.4)
     Additional obligation for future salary increases......   (18.7)    (19.2)
                                                              ------    ------
       Projected benefit obligation.........................   (96.0)    (94.6)
Plan assets at fair value...................................   165.8     148.7
                                                              ------    ------
     Plan assets in excess of projected benefit
      obligation............................................    69.8      54.1
     Unrecognized transition asset..........................   (21.4)    (23.7)
     Unrecognized prior service cost........................      .5        .5
     Unrecognized net gain..................................   (31.0)    (16.4)
                                                              ------    ------
       Prepaid pension cost.................................  $ 17.9    $ 14.5
                                                              ======    ======

     The Company also sponsors several unfunded nonqualified defined benefit excess benefit, supplemental executive retirement and deferred compensation plans. The status of these unfunded defined

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

6. BENEFIT PLANS, CONTINUED
benefit plans and the amounts recognized on the balance sheets as of December 31, 1997 and 1996 are as follows (in millions):

------------------------------------------------------------------------------
                                                               1997      1996
------------------------------------------------------------------------------
Actuarial present value of benefit obligations:
  Vested....................................................  $ (9.1)   $ (8.6)
  Nonvested.................................................    (4.1)     (2.9)
                                                              ------    ------
     Accumulated benefit obligation.........................   (13.2)    (11.5)
  Additional obligation for future salary increases.........    (7.4)     (5.2)
                                                              ------    ------
     Projected benefit obligation...........................   (20.6)    (16.7)
  Unrecognized transition obligation........................     3.8       4.2
  Unrecognized prior service cost...........................     3.2       3.4
  Unrecognized net loss.....................................     4.3       2.7
  Other, net................................................    (3.9)     (5.1)
                                                              ------    ------
     Accrued pension cost...................................  $(13.2)   $(11.5)
                                                              ======    ======

     The following assumptions were used to determine the projected benefit obligation at December 31, 1997 and 1996:

--------------------------------------------------------------------------
                                                              1997    1996
--------------------------------------------------------------------------
Discount rate...............................................  7.0%    7.5%
Expected rate of return on assets...........................  9.0%    9.0%
Rate of increase in salaries................................  5.0%    5.5%

     Net periodic pension benefit included the following components for the years ended December 31, 1997, 1996 and 1995 (in millions):

----------------------------------------------------------------------------------
                                                          1997      1996     1995
----------------------------------------------------------------------------------
Service cost...........................................  $  4.3    $  4.6    $ 4.2
Interest cost..........................................     8.3       8.1      8.0
Actual return on assets................................   (31.8)    (21.9)   (10.8)
Net amortization (deferral)............................    17.1       8.1     (1.6)
                                                         ------    ------    -----
  Net pension benefit..................................  $ (2.1)   $ (1.1)   $ (.2)
                                                         ======    ======    =====

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

6. BENEFIT PLANS, CONTINUED
     In addition, the Company provides certain health care and life insurance benefits (postretirement benefits) for retired employees. Substantially all of the Company's employees may become eligible for postretirement benefits if they reach normal retirement age while still working for the Company.

     The status of the postretirement benefit plans and the amounts recognized on the balance sheets as of December 31, 1997 and 1996 are as follows (in millions):

------------------------------------------------------------------------------
                                                               1997      1996
------------------------------------------------------------------------------
Accumulated postretirement benefit obligation:
  Retirees and surviving spouses............................  $(23.4)   $(28.2)
  Fully eligible active employees...........................    (1.0)     (1.1)
  Other active employees....................................    (5.4)     (4.9)
                                                              ------    ------
     Total..................................................   (29.8)    (34.2)
Unrecognized amounts:
  Net gain..................................................   (16.0)    (12.1)
  Prior service cost........................................     7.0       7.5
                                                              ------    ------
     Total..................................................    (9.0)     (4.6)
                                                              ------    ------
Accrued postretirement benefit cost.........................  $(38.8)   $(38.8)
                                                              ======    ======

     The following assumptions were used to determine the projected benefit obligation at December 31, 1997 and 1996:

--------------------------------------------------------------------------
                                                              1997    1996
--------------------------------------------------------------------------
Discount rate...............................................  7.0%    7.5%
Rate of increase in salaries................................  5.0%    5.5%

     Net periodic postretirement benefit cost included the following components for the years ended December 31, 1997, 1996 and 1995 (in millions):

----------------------------------------------------------------------------------
                                                              1997    1996    1995
----------------------------------------------------------------------------------
Service cost................................................  $ .5    $ .4    $ .4
Interest cost...............................................   2.0     1.9     2.1
Net amortization and deferral...............................   (.4)    (.4)    (.5)
                                                              ----    ----    ----
  Net periodic postretirement benefit cost..................  $2.1    $1.9    $2.0
                                                              ====    ====    ====

     The health care cost trend rate assumption has a significant effect on the amounts reported. To illustrate, increasing the assumed health care cost trend rate by one percentage point in each year would

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

6. BENEFIT PLANS, CONTINUED
increase the postretirement benefit obligation as of December 31, 1997 by $1.7 million and the estimated eligibility cost and interest cost components of net periodic postretirement benefit cost for 1997 by $.1 million.

     In January 1991, the Company established a retiree health account under the provisions of Section 401(h) of the Internal Revenue Code. In December 1997, the Company transferred $1.6 million of excess assets from the defined benefit pension plan to pay for 1997 qualified retiree health benefits. A transfer of excess assets in the amount of $1.6 million was made in December 1996 to pay for 1996 qualified retiree health benefits. In December 1995, excess assets totalling $1.6 million were transferred to pay for 1995 qualified retiree health benefits.

7. FEDERAL INCOME TAXES

     Beginning in 1996, the Company began filing a consolidated Federal income tax return with its life insurance and non-insurance subsidiaries. Prior to 1996, the Company filed separate consolidated Federal income tax returns for its life insurance and non-insurance subsidiaries. Each tax provision is accrued on a separate company basis. The life company tax provisions include an equity tax.

     The provision for Federal income taxes from operations differs from the normal relationship of Federal income tax to pretax income as follows (in millions):

                                                           YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------
                                                            1997     1996     1995
-----------------------------------------------------------------------------------
Federal income tax at statutory rate.....................  $ 37.0    $30.6    $31.3
  Current year equity tax................................     8.8      8.5      8.0
  True down of prior years' equity tax...................    (8.0)    (5.1)    --
  Tax settlement.........................................    --      (28.3)    --
  Other..................................................      .8       .1      (.2)
                                                           ------    -----    -----
Provision for Federal income tax from operations.........  $ 38.6    $ 5.8    $39.1
                                                           ======    =====    =====

     In 1996, the Company settled various tax issues with the IRS, including an issue relating to the tax treatment of certain traditional life insurance policy updates. As a result of the settlements, the 1996 Federal income tax expense in the Statement of Operations was decreased by approximately $28.3 million which includes $15.9 million of interest, net of taxes.

     Deferred income tax assets and liabilities reflect the income tax effects of cumulative temporary differences between the reported values of assets and liabilities for financial statement purposes and

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

7. FEDERAL INCOME TAXES, CONTINUED
income tax return purposes. Components of the Company's net deferred income tax liability are as follows at December 31, 1997 and 1996 (in millions):

------------------------------------------------------------------------------
                                                               1997      1996
------------------------------------------------------------------------------
DEFERRED TAX LIABILITY
Deferred policy acquisition costs...........................  $196.5    $186.5
Prepaid pension asset.......................................     6.3       5.1
Net unrealized gain on available for sale securities........    16.5       5.8
                                                              ------    ------
     Total deferred tax liability...........................   219.3     197.4
                                                              ------    ------
DEFERRED TAX ASSET
Reserves....................................................   123.8     112.4
Employee benefit accruals...................................    14.1      14.1
Invested assets.............................................     8.3       4.3
Policyholder dividends......................................     8.1       7.9
Deferred rent...............................................     1.4       2.8
Other.......................................................     (.6)      4.9
                                                              ------    ------
     Total deferred tax asset...............................   155.1     146.4
                                                              ------    ------
Net deferred tax liability..................................  $ 64.2    $ 51.0
                                                              ======    ======

     Under current law, stock life insurance companies are taxed at current rates on distributions from the special surplus account for the benefit of policyholders designated "Policyholder Surplus" (the Account). The Tax Reform Act of 1984 eliminated further additions to the Account after December 31, 1983. PLACA's aggregate accumulation at December 31, 1983 was $2 million. The Company has no present plans to make any distributions which would subject the Account to current taxation.

     The Company's Federal income tax returns have been audited through 1992. All years through 1985 are closed. Years 1986 through 1992 have been audited and are closed with the exception of several issues for which claims for refund have been filed. Years 1993 through the present remain open. In the opinion of management, adequate provision has been made for the possible effect of potential assessments related to prior years' taxes.

8. REINSURANCE

     In the normal course of business, the Company assumes risks from and cedes certain parts of its risks with other insurance companies. The primary purposes of ceded reinsurance is to limit losses from large exposures. For life insurance, the Company retains no more than $1,500,000 on any single life. A portion on individual fixed rate annuity business is also reinsured.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

8. REINSURANCE, CONTINUED
     Reinsurance contracts do not relieve the Company of its obligations to policyholders. To the extent that reinsuring companies are later unable to meet obligations under reinsurance agreements, the Company would be liable for these obligations. The Company evaluates the financial condition of its reinsurers and limits its exposure to any one reinsurer.

     At December 31, 1997, there were $352.7 million of individual fixed annuity account values coinsured by the Company, or approximately 29.7% of total individual fixed annuity account values outstanding.

     The tables below highlight the amounts shown in the accompanying financial statements which are net of reinsurance activity (in millions):

----------------------------------------------------------------------------------------------
                                                          CEDED TO      ASSUMED
                                               GROSS        OTHER      FROM OTHER       NET
                                              AMOUNT      COMPANIES    COMPANIES      AMOUNT
----------------------------------------------------------------------------------------------
December 31, 1997:
Life insurance in force....................  $36,961.7    $7,549.1       $238.6      $29,651.2
                                             =========    ========       ======      =========
Premiums...................................  $   232.7    $   15.0       $  3.2      $   220.9
                                             =========    ========       ======      =========
Future policyholder benefits...............               $  499.5       $  3.9
                                                          ========       ======

December 31, 1996:
Life insurance in force....................  $33,695.9    $6,559.3       $208.9      $27,345.5
                                             =========    ========       ======      =========
Premiums...................................  $   247.8    $   15.2       $  3.0      $   235.6
                                             =========    ========       ======      =========
Future policyholder benefits...............               $  530.3       $  5.1
                                                          ========       ======

December 31, 1995:
Life insurance in force....................  $30,558.1    $5,829.8       $230.0      $24,958.3
                                             =========    ========       ======      =========
Premiums...................................  $   267.3    $   12.7       $   .9      $   255.5
                                             =========    ========       ======      =========
Future policyholder benefits...............               $  544.5       $  5.3
                                                          ========       ======

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

9. COMMITMENTS AND CONTINGENCIES

  Leases

     The Company leases office space, data processing equipment and certain other equipment under operating leases expiring on various dates between 1998 and 2003. Most of the leases contain renewal and purchase options based on prevailing fair market values.

     Future minimum rent payments required and related sublease rentals receivable under non-cancelable operating leases in effect at December 31, 1997, and which have initial or remaining terms of one year or more, are summarized as follows (in millions):

---------------------------------------------------------------------------------------
                                                            RENTAL     SUBLEASE RENTALS
                                                           PAYMENTS       RECEIVABLE
---------------------------------------------------------------------------------------
YEAR ENDING DECEMBER 31:
  1998...................................................   $13.9            $2.7
  1999...................................................     7.1              .5
  2000...................................................     4.1              .3
  2001...................................................     2.2              --
  2002...................................................     1.3              --
  Thereafter.............................................      .4              --
                                                            -----            ----
                                                            $29.0            $3.5
                                                            =====            ====

     Total related rent expense was $12.7 million, $18.4 million and $26.5 million in 1997, 1996 and 1995, respectively, which were net of sublease income of $1.9 million, $.5 million and $.3 million in 1997, 1996 and 1995, respectively.

     During 1995 the Company recorded a charge to operations for certain unused leased facilities in the amount of $8.9 million, net of anticipated sublease income.

  Financial Instruments With Off-Balance-Sheet Risk

     The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its borrowers and to reduce its own exposure to fluctuations in interest rates. These financial instruments include investment commitments related to its interests in real estate and mortgage loans, financial guarantees of indebtedness, marketable securities lending and interest rate futures contracts. Those instruments involve, to varying degrees, elements of credit and interest rate risk in excess of the amount recognized in the statements of financial condition.

     At December 31, 1997, the Company had outstanding mortgage loan, real estate and limited partnership commitments of approximately $18.2 million. The mortgage loan commitments, which expire

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- continued

--------------------------------------------------------------------------------

9. COMMITMENTS AND CONTINGENCIES, CONTINUED
  Financial Instruments With Off-Balance-Sheet Risk -- continued through April 1998, totalled $14.4 million and were issued during 1997 at interest rates consistent with rates applicable on December 31, 1997. As a result, the fair value of these commitments approximates the face amount.

     The Company guarantees indebtedness of certain real estate partnerships of which it is an investor. Any estimated deficiencies between the amount of debt guaranteed and the partnerships' ability to service the debt is provided for in the asset valuation process through reserves or writedowns.

     Derivatives are used for hedging existing bonds (including cash reserves) against adverse price or interest rate movements and for fixing liability costs at the time of product sales. The Company closed out hedge positions consisting of 239 treasury futures contracts with a dollar value of $25.2 million in 1997, 162 treasury futures contracts with a dollar value of $17.3 million in 1996, and 568 treasury futures contracts with a dollar value of $56.8 million in 1995. The approximate net losses generated from the hedge positions were $(.1) million for the year ended December 31, 1997, $(.3) million for the year ended December 31, 1996 and $(.1) million for the year ended December 31, 1995. There were no open hedge positions at December 31, 1997. The Company uses interest rate swaps to synthetically convert a floating rate bond into a fixed rate bond and thereby match fixed rate liabilities. The Company had no swaps outstanding as of December 31, 1997.

     Periodically, the Company enters securities lending agreements to earn additional investment income on its securities. The borrower must provide cash collateral prior to or at the inception of the loan. For bonds, cash collateral totalling 105% of market value plus accrued interest is required. For equities, cash collateral totalling 105% of market value is required. There were no securities lending positions at December 31, 1997.

  Investment Portfolio Credit Risk

     Bonds

    The Company's bond investment portfolio is predominately comprised of investment grade securities. At December 31, 1997 and 1996, approximately $164.6 million and $162.2 million, respectively, in debt security investments (5.3% and 5.4%, respectively, of the total debt security portfolio) are considered "below investment grade." Securities are classified as "below investment grade" primarily by utilizing rating criteria established by independent bond rating agencies.

    Debt security investments with a carrying value at December 31, 1997 of $5.7 million were non-income producing for the year ended December 31, 1997.

    The Company had debt security investments in the financial services industry at both December 31, 1997 and 1996 that exceeded 5% of total assets.

--------------------------------------------------------------------------------
Provident Mutual Life Insurance Company
and Subsidiaries
Notes to Consolidated Financial Statements -- concluded

--------------------------------------------------------------------------------

9. COMMITMENTS AND CONTINGENCIES, CONTINUED
  Investment Portfolio Credit Risk -- continued
     Mortgage Loans

    The Company originates mortgage loans either directly or through mortgage correspondents and brokers throughout the country. Loans are primarily related to underlying real property investments in office and apartment buildings and retail/commercial and industrial facilities. Mortgage loans are collateralized by the related properties and such collateral generally approximates a minimum 133% of the original loan value at the time the loan is made.

    At December 31, 1997, there was one significant mortgage loan totaling $3.2 million in which payments on principal and/or interest were over 90 days past due. There were no delinquent mortgage loans at December 31, 1996.

    The Company had no loans outstanding in any state where principal balances in the aggregate exceeded 20% of the Company's surplus.

  Lines of Credit

     The Company has approximately $50 million of available unused lines of credit at December 31, 1997.

  Litigation and Unasserted Claims

     The Company is involved in various litigation, as both plaintiff and defendant, which has arisen in the ordinary course of business, including sales practices, and as a result of the merger with Covenant which, in the opinion of management and legal counsel, will not have a material adverse effect on the Company's financial position or its operations.

     Insurance companies are subject to assessments, up to statutory limits, by state guaranty funds for losses of policyholders of insolvent insurance companies. In the opinion of management, the outcome of the proceedings and assessments will not have a material adverse effect on the financial statements. Guaranty fund assessments totalled $1.1 million, $1.6 million and $2.6 million in 1997, 1996 and 1995, respectively. Of those amounts, $.8 million, $.9 million and $1.8 million in 1997, 1996 and 1995, respectively, are creditable against future years' premium taxes.

10. SUBSEQUENT EVENT

     On January 5, 1998, the Board of Directors of Provident Mutual unanimously approved and adopted a Plan of Conversion to reorganize Provident Mutual Life Insurance Company, utilizing a mutual holding company structure. The proposed conversion plan has been submitted to the Insurance Department of the Commonwealth of Pennsylvania and is awaiting approval.

                                    PART II

                               OTHER INFORMATION
                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

     Article VIII of PMLIC's By-Laws provides, in part:

          To the fullest extent permitted by law, the Company shall indemnify any present, former or future Director, officer, or employee of the Company or any person who may serve or has served at its request as officer or Director of another corporation of which the Company is a creditor or stockholder, against the reasonable expenses, including attorney's fees, necessarily incurred in connection with the defense of any action, suit or other proceeding to which any of them is made a party because of service as Director, officer or employee of the Company or such other corporation, or in connection with any appeal therein, and against any amounts paid by such Director, officer or employee in settlement of, or in satisfaction of a judgement or fine in, any such action or proceeding, except expenses incurred in defense of or amounts paid in connection with any action, suit or other proceeding in which such director, officer or employee shall be adjudged to be liable for negligence or misconduct in the performance of his duty.

     Insofar as indemnification or liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provision, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that any claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                        REPRESENTATION OF REASONABLENESS

     Provident Mutual Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Provident Mutual Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

          The facing sheet.

          A reconciliation and tie-on of the information shown in the Prospectus with items of Form N-8B-2.

          The Prospectus consisting of 55 pages.

          The undertaking to file reports.

          Rule 484 undertaking.

          Representations pursuant to Rule 6e-3(T)

          The signatures.


     The following exhibits:



                                 EXHIBIT INDEX



  EXHIBITS                                                                    PAGE
  --------                                                                    ----
 1.A.1.a.       Resolution adopted by the Board of Directors of Provident
                Mutual Life Insurance Company authorizing establishment of the Provident Mutual Variable Growth Separate Account,
                Provident Mutual Variable Money Market Separate Account,
                Provident Mutual Variable Bond Separate Account, Provident
                Mutual Variable Managed Separate Account, and Provident
                Mutual Variable Zero Coupon Bond Separate Account(1)
 1.A.1.b.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company establishing the Provident Mutual
                Variable Aggressive Growth Separate Account(1)
 1.A.1.c.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company establishing the Provident Mutual
                Variable International Separate Account(1)
 1.A.1.d.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company establishing the Provident Mutual
                Variable Separate Account(1)
 1.A.1.e.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company Approving Creation of additional
                Subaccounts of Provident Mutual Variable Separate Account(1)
 1.A.1.f.       Resolution of the Board of Directors of Provident Mutual
                Life Insurance Company Approving Creation of additional
                Subaccounts of Provident Mutual Variable Separate Account(1)
 1.A.2.         None
 1.A.3.a.i.     Underwriting Agreement(1)
 1.A.3.a.ii.    Amendment to Underwriting Agreement(1)
 1.A.3.a.iii.   Amendment to Underwriting Agreement(1)
 1.A.3.a.iv.    Amendment to Underwriting Agreement(1)
 1.A.3.a.vi.    Amendment to Underwriting Agreement(1)
 1.A.3.b.i.     PPGA's Agreement and Supplements(1)
 1.A.3.b.ii.    PPA's Agreement and Supplements(1)
 1.A.3.b.iii.   PGA's Agreement and Supplements(1)
 1.A.3.b.iv.    Special Agent's Career Agreement and Supplement(1)
 1.A.3.b.v.     Special Agent's Agreement(1)
 1.A.3.b.vi.    Corporate Agent's Agreement and Supplement(1)
 1.A.3.c.i.     PPGA Commission Schedules(1)
 1.A.3.c.ii.    PPA Commission Schedules(1)
 1.A.3.c.iii.   PGA Commission Schedules(1)

  EXHIBITS                                                                    PAGE
  --------                                                                    ----
 1.A.3.c.iv.    Commission Schedules for Variable Life Insurance Products
                for Agents under Special Career Agent's Career Agreement(1)
 1.A.3.c.v.     Commission Schedules for Variable Life Insurance Products
                for Agents under Special Agent's Agreement(1)
 1.A.3.c.vi.    Commission Schedules for Variable Life Insurance Products
                for Corporate Agents with Special Agent's Career
                Agreement(1)
 1.A.3.d.       Form of Selling Agreement between 1717 Capital Management
                Company and Broker/Dealers(1)
 1.A.4.         None
 1.A.5.         Individual Flexible Premium Adjustable Variable Life
                Insurance Policy Forms (C126, C126A, C127, C127A & C128)
 1.A.5.a.       Children's Term Rider (C306)
 1.A.5.b.       Convertible Term Life Rider (C308)
 1.A.5.c.       Extension of Final Policy Date Rider (C822)
 1.A.5.d.       Qualify as part of Section 403(b) Rider (C827)
 1.A.5.e.       Change of Insured Rider (C901)
 1.A.5.f.       Disability Waiver Benefit Rider (C902)
 1.A.5.g.       Disability Waiver of Premium Rider (C903)
 1.A.5.h.       Accelerated Death Benefit Rider (C/D904)(1)
 1.A.6.a.       Charter of Provident Mutual Life Insurance Company(1)
 1.A.6.b.       By-Laws of Provident Mutual Life Insurance Company(1)
 1.A.7.         None
 1.A.8.         Sponsorship Agreement between Provident Mutual Life
                Insurance Company and MLPFS for Zero Coupon Trust(1)
 1.A.9.         None
 1.A.10.        Form of Application(1)
 1.A.10.a.      Application for Flexible Premium(2)
 1.A.10.b.      Initial Allocation Selection(1)
 2.             See Exhibit 1.A.5.
 3.A.           Consent of Adam Scaramella, Esquire
 3.B.           Consent of Sutherland, Asbill & Brennan, L.L.P.
 4.             None
 5.             Inapplicable
 6.             Consent of Scott V. Carney, FSA, MAAA
 7.             Consent of Coopers & Lybrand L.L.P., Independent Accountants
 8.             Description of Provident Mutual Life Insurance Company's
                Issuance, Transfer and Redemption Procedures for Policies(1)
 9.             None
10.a.           Participation Agreement by and among Market Street Fund,
                Inc., Provident Mutual Life Insurance Company and PML
                Securities, Inc.(1)
10.b.           Participation Agreement among Variable Insurance Products
                Fund, Fidelity Distributors Corporation and Provident Mutual
                Life Insurance Company(1)
10.c.           Participation Agreement among Variable Insurance Products
                Fund II, Fidelity Distributors Corporation and Provident
                Mutual Life Insurance Company(1)
10.d.           Sales Agreement between Neuberger & Berman Advisers
                Management Trust and Provident Mutual Life Insurance
                Company(1)
10.e.           Participation Agreement among The Alger American Fund,
                Provident Mutual Life Insurance Company, and Fred Alger and
                Company Incorporated(1)

  EXHIBITS                                                                    PAGE
  --------                                                                    ----
27.             Inapplicable


---------------

(1) Incorporated herein by reference to Post-Effective Amendment No. 18, filed on May 1, 1998, File No. 33-2625.



(2) Incorporated herein by reference to Post-Effective Amendment No. 11, filed on May 1, 1998, File No. 33-42133.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, PROVIDENT MUTUAL LIFE INSURANCE COMPANY CERTIFIES THAT IT MEETS ALL THE REQUIREMENTS FOR EFFECTIVENESS OF THIS POST-EFFECTIVE AMENDMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND, HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF BERWYN AND COMMONWEALTH OF PENNSYLVANIA ON THE 1ST DAY OF MAY, 1998.


                                          PROVIDENT MUTUAL LIFE INSURANCE
                                          COMPANY

                                          By:      /s/ ROBERT W. KLOSS
                                            ------------------------------------
                                                      ROBERT W. KLOSS
                                                  Chief Executive Officer


Attest:     /s/ JAMES POTTER

      --------------------------------


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.



                   SIGNATURES                                     TITLE                       DATE
                   ----------                                     -----                       ----

              /s/ ROBERT W. KLOSS                   Chief Executive Officer              May 1, 1998
------------------------------------------------      (Principal Executive Officer)
                ROBERT W. KLOSS

             /s/ MARY LYNN FINELLI                  Executive Vice President and         May 1, 1998
------------------------------------------------      Chief Financial Officer
               MARY LYNN FINELLI                      (Principal Financial Officer)

             /s/ LINDA M. SPRINGER                  Vice President and Controller        May 1, 1998
------------------------------------------------      (Principal Accounting Officer)
               LINDA M. SPRINGER

                       *                            Director                             May 1, 1998
------------------------------------------------
                 EDWARD R. BOOK

                       *                            Director                             May 1, 1998
------------------------------------------------
                DOROTHY M. BROWN

                       *                            Director                             May 1, 1998
------------------------------------------------
                ROBERT J. CASALE

                       *                            Director                             May 1, 1998
------------------------------------------------
             NICHOLAS DEBENEDICTUS

                   SIGNATURES                                     TITLE                       DATE
                   ----------                                     -----                       ----
                       *                            Director                             May 1, 1998
------------------------------------------------
               PHILIP C. HERR, II

                       *                            Director                             May 1, 1998
------------------------------------------------
                J. RICHARD JONES

                       *                            Director                             May 1, 1998
------------------------------------------------
                JOHN P. NEAFSEY

                       *                            Director                             May 1, 1998
------------------------------------------------
                 CHARLES L. ORR

                       *                            Director                             May 1, 1998
------------------------------------------------
                DONALD A. SCOTT

                       *                            Director                             May 1, 1998
------------------------------------------------
              JOHN J. F. SHERRERD

                       *                            Director                             May 1, 1998
------------------------------------------------
               HAROLD A. SORGENTI



*By:       WILLIAM P. LOESCHE


     ------------------------------

           WILLIAM P. LOESCHE


            Attorney-in-fact


     pursuant to Power of Attorney

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, Provident Mutual Variable Growth Separate Account, Provident Mutual Variable Money Market Separate Account, Provident Mutual Variable Bond Separate Account, Provident Mutual Variable Managed Separate Account, Provident Mutual Variable Zero Coupon Bond Separate Account, Provident Mutual Variable Aggressive Growth Separate Account, Provident Mutual Variable International Separate Account and Provident Mutual Variable Separate Account certify that they meet all the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and, have duly caused this post-effective amendment to the Registration Statement under the Securities Act of 1933 to be signed on their behalf by the undersigned, thereunto duly authorized, in the City of Berwyn and Commonwealth of Pennsylvania on the 1st day of May, 1998.


PROVIDENT MUTUAL VARIABLE GROWTH SEPARATE ACCOUNT
PROVIDENT MUTUAL VARIABLE MONEY MARKET SEPARATE ACCOUNT PROVIDENT MUTUAL VARIABLE BOND SEPARATE ACCOUNT
PROVIDENT MUTUAL VARIABLE MANAGED SEPARATE ACCOUNT
PROVIDENT MUTUAL VARIABLE ZERO COUPON BOND SEPARATE ACCOUNT PROVIDENT MUTUAL VARIABLE AGGRESSIVE GROWTH SEPARATE ACCOUNT PROVIDENT MUTUAL VARIABLE INTERNATIONAL SEPARATE ACCOUNT PROVIDENT MUTUAL VARIABLE SEPARATE ACCOUNT

                                                     (Registrant)

                                      By:  PROVIDENT MUTUAL LIFE INSURANCE
                                      COMPANY
                                                     (Depositor)

                                      By:        /s/ ROBERT W. KLOSS
                                         ---------------------------------------
                                                     ROBERT W. KLOSS
                                                 Chief Executive Officer


Attest:       /s/ JAMES POTTER


      ------------------------------------

                                 EXHIBIT INDEX


  EXHIBITS                                                                    PAGE
  --------                                                                    ----
 1.A.5.         Individual Flexible Premium Adjustable Variable Life
                Insurance Policy Forms (C126, C126A, C127, C127A & C128)
 1.A.5.a.       Children's Term Rider (C306)
 1.A.5.b.       Convertible Term Life Rider (C308)
 1.A.5.c.       Extension of Final Policy Date Rider (C822)
 1.A.5.d.       Qualify as part of Section 403(b) Rider (C827)
 1.A.5.e.       Change of Insured Rider (C901)
 1.A.5.f.       Disability Waiver Benefit Rider (C902)
 1.A.5.g.       Disability Waiver of Premium Rider (C903)
 3.A.           Consent of Adam Scaramella, Esquire
 3.B.           Consent of Sutherland, Asbill & Brennan, L.L.P.
 6.             Consent of Scott V. Carney, FSA, MAAA
 7.             Consent of Coopers & Lybrand L.L.P., Independent Accountants